EXHIBIT 4.5



C L I F F O R D
C H A N C E






                   GRACECHURCH CARD PROGRAMME FUNDING LIMITED

                                as Issuing Entity

             THE BANK OF NEW YORK, ACTING THROUGH ITS LONDON BRANCH

                                 as Note Trustee

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                                 NOTE TRUST DEED

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                CERTAIN SECTIONS OF THIS NOTE TRUST DEED RELATING
                         TO SECTIONS 310 THROUGH 318(A),
                  INCLUSIVE OF THE TRUST INDENTURE ACT OF 1939:

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TRUST INDENTURE ACT SECTION                 NOTE TRUST DEED SECTION
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Section 310(a)(1)                           16.1
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(a)(2)                                      16.1
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(a)(3)                                      16.3
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(a)(4)                                      16.3
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(a)(5)                                      16.1
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(b)                                         16.1
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Section 311(a)                              14.1.18
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(b)                                         14.1.18
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Section 312(a)                              9.1
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(b)                                         22
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(c)                                         22
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Section 313(a)                              14.1.17
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(b)                                         14.1.17
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(c)                                         14.1.17
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(d)                                         14.1.17
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Section 314(a)                              9.1
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(b)                                         9.2
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(c)(1)                                      2.3, 17.1.1
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(c)(2)                                      17.1.2
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(c)(3)                                      9.1
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(d)                                         18.2
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(e)                                         17.2
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Section 315(a)                              14
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(b)                                         14.1.9
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(c)                                         14.2.2
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(d)                                         14.6
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(e)                                         21.2
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Section 316(a)                              9.1
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(b)                                         12.4
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(c)                                         Schedule 14, Provision 4
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Section 317(a)(1)                           12.3
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(a)(2)                                      12.3.3
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(b)                                         21.2
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Section 318(a)                              21.1
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NOTE: This  reconciliation and tie shall not, for any purpose, be deemed to be a part of the Note Trust Deed.




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                                    CONTENTS

CLAUSE                                                                     PAGE
1.     Interpretation.........................................................1
2.     Amount And Issue Of The Series Of Notes................................2
3.     Covenant To Pay........................................................6
4.     Security...............................................................9
5.     Note Trustee's Powers.................................................11
6.     Appointment And Removal Of Administrator And Receiver.................12
7.     Provisions Relating To Receivers......................................13
8.     Note Certificates.....................................................16
9.     Covenants.............................................................17
10.    Amendments............................................................18
11.    Substitution..........................................................19
12.    Enforcement...........................................................22
13.    Application Of Moneys.................................................24
14.    Terms Of Appointment..................................................26
15.    Costs And Expenses....................................................40
16.    Appointment And Retirement............................................44
17.    Certificates And Opinions.............................................46
18.    Release Of Security...................................................47
19.    Third Party Beneficiaries.............................................48
20.    Actions By Noteholders................................................48
21.    TIA Prevails..........................................................49
22.    Communications By Noteholders With Other Noteholders..................50
23.    Governing Law And Jurisdiction........................................50
24.    Delivery..............................................................50

SCHEDULE 1 TERMS AND CONDITIONS OF THE NOTES.................................51

SCHEDULE 2 FORM OF CLASS A SEC REGISTERED GLOBAL NOTE CERTIFICATE............90

SCHEDULE 3 FORM OF CLASS B SEC REGISTERED GLOBAL NOTE CERTIFICATE............98

SCHEDULE 4 FORM OF CLASS C SEC REGISTERED GLOBAL NOTE CERTIFICATE...........106

SCHEDULE 5 FORM OF CLASS D SEC REGISTERED GLOBAL NOTE CERTIFICATE...........114

SCHEDULE 6 FORM OF CLASS A SEC REGISTERED INDIVIDUAL NOTE CERTIFICATE.......122


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SCHEDULE 7 FORM OF CLASS B SEC REGISTERED INDIVIDUAL NOTE CERTIFICATE.......127

SCHEDULE 8 FORM OF CLASS C SEC REGISTERED INDIVIDUAL NOTE CERTIFICATE.......132

SCHEDULE 9 FORM OF CLASS D SEC REGISTERED INDIVIDUAL NOTE CERTIFICATE.......137

SCHEDULE 10 FORM OF RULE 144A GLOBAL NOTE CERTIFICATE.......................142

SCHEDULE 11 FORM OF RULE 144A INDIVIDUAL NOTE CERTIFICATE...................151

SCHEDULE 12 FORM OF REGULATION S GLOBAL NOTE CERTIFICATE....................158

SCHEDULE 13 FORM OF REGULATION S INDIVIDUAL NOTE CERTIFICATE................167

SCHEDULE 14 PROVISIONS RELATING TO MEETINGS OF NOTEHOLDERS..................173






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THIS NOTE TRUST DEED is made on [o] 2008

BETWEEN:

(1) GRACECHURCH CARD PROGRAMME FUNDING LIMITED, a public limited liability company incorporated in Jersey, Channel Islands with company number 98638, whose registered office is located at 26 New Street, St. Helier, Jersey (the "ISSUING ENTITY"); and

(2) THE BANK OF NEW YORK, ACTING THROUGH ITS LONDON BRANCH, as note trustee (the "NOTE TRUSTEE", which expression shall include such company and all other Persons for the time being acting as trustee or trustees under this Note Trust Deed).

INTRODUCTION:

(A)     The Issuing Entity has authorised the establishment of the Programme.

(B)     Notes up to the Programme Limit may be issued pursuant to the Programme.

(C) Each Series of Notes issued in accordance with the Programme will be constituted and secured by this Note Trust Deed and the relevant Note Trust Deed Supplement executed on or about the relevant Issue Date.

(D) The Note Trustee has agreed to act as trustee of the Security Documents for each Series and to hold the Security on trust for the Secured Creditors on the terms and conditions contained in this Note Trust Deed and any relevant Note Trust Deed Supplement.

THIS NOTE TRUST DEED witnesses:

1.      INTERPRETATION

1.1     DEFINITIONS

        Unless otherwise defined in this Note Trust Deed or the context requires otherwise, words and expressions used in this Note Trust Deed have the meanings and constructions ascribed to them in the Schedule 1 (Master Definitions Schedule) of the Issuing Entity Master Framework Agreement dated on or about the date hereof, between, among others, the Issuing Entity and the Note Trustee.

1.2     INCORPORATION OF COMMON TERMS

        Except as provided below, the Common Terms apply to this Note Trust Deed, where applicable, and shall be binding on the parties to this Note Trust Deed and the Noteholders as if set out in full in this Note Trust Deed.

1.3     FURTHER ASSURANCE

        Paragraph 1 (Further Assurance) of the Common Terms applies to this Note Trust Deed as if set out in full herein, and as if the Issuing Entity was the Obligor (as defined therein) and the Note Trustee was the Obligee (as defined therein).

1.4     LIMITED RECOURSE AND NON-PETITION

        Paragraphs 8 (Non-Petition and Limited Recourse) and 10 (Obligations as Corporate Obligations) of the Common Terms apply to this Note Trust Deed and shall be deemed set out in full herein.

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1.5     CONFLICT WITH COMMON TERMS

        If there is any conflict between the provisions of the Common Terms and the provisions of this Note Trust Deed, the provisions of this Note Trust Deed shall prevail, save for where any provision of this Note Trust Deed relates to VAT, in which case the provisions of the Common Terms shall prevail.

1.6     REPRESENTATIONS AND WARRANTIES

        The Issuing Entity gives certain representations and warranties to the Note Trustee on the terms set out in the Issuing Entity Warranties.

1.7     COVENANTS

        The Issuing Entity covenants with the Note Trustee on the terms of the Issuing Entity Covenants.

2.      AMOUNT AND ISSUE OF THE SERIES OF NOTES

2.1     ISSUANCE IN SERIES

        The Issuing Entity shall be at liberty from time to time (but subject always to the provisions of this Note Trust Deed) without the consent of the Noteholders or any other Secured Creditor to create and (subject to the conditions precedent in Clause 2.3 (Constitution of Notes)) issue new Series of Notes upon such terms as to ranking, interest, conversion, redemption and otherwise as the Issuing Entity may at the time of issue of such Series determine, PROVIDED THAT such Series of Notes are not consolidated, and do not form a single Series with any existing Series. A Series of Notes shall be secured on, and only on, such Secured Property as may be specified as applicable to such Series in this Note Trust Deed and in the Note Trust Deed Supplement constituting such Series of Notes. The aggregate principal amount of Notes outstanding from time to time may not exceed the Programme Limit.

2.2     PRIOR TO EACH ISSUE DATE

        By not later than 4:00 p.m. (London time) on the fifth business day in London (which for this purpose shall be a day on which commercial banks are open for business in London) preceding each proposed Issue Date, the Issuing Entity shall:

        2.2.1 deliver or cause to be delivered to the Note Trustee a draft of the relevant Prospectus Supplements/Final Terms and, if applicable, notify the Note Trustee of any proposed changes to the draft Prospectus Supplements/Final Terms delivered to the Note Trustee; and

        2.2.2 notify the Note Trustee in writing without delay of the Issue Date and the nominal amount of the Notes of each Class.

        The Note Trustee shall be deemed to have approved the relevant Prospectus Supplements/Final Terms or any proposed changes notified to the Note Trustee in accordance with Clause 2.2.1 if it has not objected in writing to all or any of the terms thereof within two business days of the Note Trustee receiving them PROVIDED, HOWEVER, THAT if the Note Trustee indicates as soon as practicable after receipt of any draft Prospectus Supplements/Final Terms or any proposed changes to any draft Prospectus Supplements/Final Terms within such period that it does not approve of the provisions of the relevant Prospectus Supplements/Final Terms or the relevant changes then the Series

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        of Notes relating to such Prospectus Supplements/Final Terms shall not be issued until such time as the Note Trustee shall so approve the relevant Prospectus Supplements/Final Terms.

2.3     CONSTITUTION OF NOTES

        The Notes of any Series which are to be created and issued pursuant to the provisions of Clause 2.1 (Issuance in Series) shall be constituted pursuant to a Note Trust Deed Supplement. On any Issue Date, the Issuing Entity shall procure the registration in the applicable Register of the relevant Note(s) in the name of each relevant initial Noteholder, upon receipt by the Note Trustee of the following:

        2.3.1 an executed Note Trust Deed Supplement (duly stamped or denoted with any applicable stamp duties or other documentation taxes) in respect of the Series of Notes to be issued satisfying the criteria set out in Clause 2.4 (Note Trust Deed Supplement) below and specifying the Principal Terms (as defined below) of such Series and the supplements, amendments and variations to this Note Trust Deed as a consequence thereof;

        2.3.2 a certificate signed by one Director certifying the absence of any Event of Default or Potential Event of Default and that the Programme Limit will not be exceeded by the issue of the Notes in question;

        2.3.3 a legal opinion addressed to the Note Trustee from Jersey counsel (in form and substance satisfactory to the Note Trustee) regarding the capacity of the Issuing Entity;

        2.3.4 a legal opinion addressed to the Note Trustee from English counsel (in form and substance satisfactory to the Note Trustee) regarding the legality, validity, enforceability and binding nature of such Note Trust Deed Supplement;

        2.3.5 legal opinions addressed to the Note Trustee from counsel in other relevant jurisdictions (if any) (in form and substance satisfactory to the Note Trustee) regarding the legality, validity and enforceability of any Security located outside of England and Wales;

        2.3.6 a solvency certificate signed by a duly authorised signatory and dated the Issue Date, from the Issuing Entity;

        2.3.7 the MTN Supplement, the relevant Swap Agreements (where applicable) and any other relevant document in respect of the Series of Notes; and

        2.3.8 an affirmation from each relevant Rating Agency that the issue of Notes of the relevant Series will not result in such Rating Agency reducing or withdrawing its then current rating on (a) any outstanding Notes of any other Series, or (b) any outstanding notes issued by Gracechurch Card Funding (No.8) PLC, Gracechurch Card Funding (No.9) PLC, Gracechurch Card Funding (No.10) PLC, Gracechurch Card Funding (No.11) PLC or Gracechurch Card Notes 2006-A PLC.

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2.4     NOTE TRUST DEED SUPPLEMENT

        A Note Trust Deed Supplement shall be executed in order to effect each issuance of a Series of Notes and to create security over the relevant Secured Property relating to such Series of Notes and such Note Trust Deed Supplement shall:

        2.4.1 be executed by the Issuing Entity, the Note Trustee, the Principal Paying Agent, the Agent Bank, the Paying Agent, and, where applicable, the Swap Counterparty, the Expenses Lender and any other party to such Note Trust Deed Supplement;

        2.4.2 set out the consent of the Note Trustee to such issue of the Series of Notes which shall be deemed to be given by its execution of the relevant Note Trust Deed Supplement;

        2.4.3 constitute, upon the issuance of the relevant Series of Notes, a supplement by the Issuing Entity and the Note Trustee to this Note Trust Deed which, in respect of such Series of Notes, shall thereafter be read and construed as supplemented, amended and varied by such Note Trust Deed Supplement;

        2.4.4 set out the principal terms of such Series of Notes (all such terms the "PRINCIPAL TERMS") which shall include, without limitation, the following:

                  (a) the Principal Amount Outstanding of the Notes of such Series upon their issuance;

                  (b)   the Secured Property for such Series;

                  (c)   the Issue Date;

                  (d) the names of any accounts or ledgers to be used in relation to such Series of Notes and the terms governing the operation of any such accounts or ledgers and use of moneys therein;

                  (e)   the priority of payments prior to enforcement;

                  (f)   any additional Secured Creditors;

                  (g) the terms governing any deposit into any account provided for such Series; and

                  (h)   any other relevant terms of such Series.

        Each Secured Creditor, by its execution of a Note Trust Deed Supplement or, in the case of a Noteholder, by the purchase of the relevant Notes subject to the relevant Conditions, consents and confirms that the security trust constituted for the benefit of the relevant Secured Creditor or Noteholder under this Note Trust Deed and any Note Trust Deed Supplement may be supplemented, amended and varied from time to time in accordance with the terms of this Note Trust Deed, the Conditions and any such additional Note Trust Deed Supplement.

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2.5     PAYMENTS IN SPECIFIED CURRENCY

        All payments in respect of, under and in connection with this Note Trust Deed and the Notes to a Noteholder shall be made in the relevant currency as required by the Conditions. All other sums payable shall be payable in Sterling PROVIDED THAT:

        2.5.1 each payment in respect of costs shall be made in the currency in which the same were incurred; and

        2.5.2 each payment which is expressed herein to be payable in another currency shall be made in that other currency.

        On each date upon which this Note Trust Deed or any Note Trust Deed Supplement requires an amount to be paid by or on behalf of any party to the Issuing Entity, such party shall, save as expressly provided otherwise herein or in such Note Trust Deed Supplement, make the same available to the Issuing Entity by payment in Sterling and in immediately available funds to such account and bank in London as the Issuing Entity shall have specified in writing for this purpose no later than midday on the day that such amount becomes payable.

2.6     FEES APPLY TO EACH SERIES

        The provisions in the Security Documents concerning costs, expenses, fees, remuneration and other financial obligations (whether arising under indemnities or otherwise) shall, save as specifically provided herein, apply separately to each Series in respect of the costs, expenses, fees, remuneration and financial obligations which arise in respect of such Series. No such amount incurred in respect of any Series will, save as specifically provided herein, be deducted from any amount payable to the Noteholders in respect of any other Series, nor will any such amount be in any other way charged to any other such Noteholders. The provisions of the Security Documents shall be read accordingly.

        If the Note Trustee determines in its sole discretion that any such amounts cannot be considered to be solely referable to a particular Series, it shall be entitled in its sole discretion to allocate such amounts between such Series as it shall consider appropriate, those amounts to be referable pro rata in the proportion which the aggregate Principal Amount Outstanding of all Notes in respect of each such Series bears to the aggregate Principal Amount Outstanding of all Notes of all such Series (as at the date such amounts were incurred) in respect of which such amounts were incurred as a whole.

2.7     RELATED AGREEMENTS

        In relation to each Series, if specified in the relevant Note Trust Deed Supplement, the Issuing Entity may enter into one or more Swap Agreements or other related agreements with a Swap Counterparty, under which the Issuing Entity will make payments to such Swap Counterparty and the Swap Counterparty will make payments to the Issuing Entity as specified in such Swap Agreement or other related agreement. Each swap transaction or other form of hedging transaction evidenced by a Swap Agreement and other related agreement will terminate on the date specified in the relevant Note Trust Deed Supplement, unless terminated earlier in accordance with its terms.

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3.      COVENANT TO PAY

3.1     COVENANT TO PAY

        The Issuing Entity covenants with the Note Trustee that it shall, as and when the Notes of any Series or any of them become due to be redeemed or any principal on the Notes of any Series or any of them becomes due to be repaid in accordance with the Conditions, unconditionally pay or procure to be paid to or to the order of the Note Trustee in immediately available freely transferable funds in the relevant currency the principal amount of the Notes of such Series or any of them becoming due for payment on that date and shall (subject to the provisions of the Conditions), until all such payments (both before and after judgment or other order) are duly made, unconditionally pay or procure to be paid to or to the order of the Note Trustee as aforesaid on the dates provided for in the Conditions interest on the Principal Amount Outstanding (or such other amount as may be specified in the relevant Note Trust Deed Supplement) of the Notes or any of them of such Series, together with any Deferred Interest and Additional Interest attributable to such Notes, outstanding from time to time as set out in the Conditions (subject to Clause 3.7 (Interest on the Floating Rate Notes following an Event of Default)) PROVIDED THAT:

        3.1.1 every payment of principal or interest in respect of such Notes or any of them made to the Principal Paying Agent in the manner provided in the Paying Agency and Agent Bank Agreement shall satisfy, to the extent of such payment, the relevant covenant by the Issuing Entity contained in this Clause 3.1 except to the extent that there is a default in the subsequent payment thereof to the relevant Noteholders in accordance with the Conditions;

        3.1.2 if any payment of principal or interest in respect of such Notes or any of them is made after the due date, payment shall be deemed not to have been made until either the full amount is paid to the relevant Noteholders or, if earlier, the seventh day after notice has been given to the relevant Noteholders in accordance with the Conditions that the full amount has been received by the Principal Paying Agent or the Note Trustee except, in the case of payment to the Principal Paying Agent to the extent that there is failure in the subsequent payment to the Noteholders under the Conditions; and

          3.1.3 in any case where payment of the whole or any part of the principal amount due in respect of any Note is improperly withheld or refused (if so provided for in the Conditions, upon due presentation of the relevant Note Certificate) interest shall accrue on the whole or such part of such principal amount from the date of such withholding or refusal until the date either on which such principal amount due is paid to the relevant Noteholders or, if earlier, the seventh day after which notice is given to the relevant Noteholders in accordance with the Conditions that the full amount payable in respect of the said principal amount is available for collection by the relevant Noteholders provided that (if so provided for in the Conditions, on further due presentation of the relevant Note Certificate) such payment is in fact made.

        No provision contained in the Conditions or the Security Documents will require the Issuing Entity to pay an amount of principal in respect of a Note which exceeds the

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        Principal Amount Outstanding of such Note or an amount of interest calculated on any principal amount in excess of such Principal Amount Outstanding, in each case, at the relevant time.

        The Note Trustee will hold the benefit of this covenant and the covenant in Clause 9.1 (Covenant to comply with the Note Trust Deed) on trust for itself and for the benefit of the Noteholders and the other Secured Creditors in accordance with its and their respective interests.

3.2     PAYMENTS TO SECURED CREDITORS

        The Issuing Entity hereby covenants to pay to the Note Trustee all amounts due to the Secured Creditors of a Series in accordance with the order of priority of payments prior to and post enforcement of the Security in respect of that Series as set out in the relevant Note Trust Deed Supplement, Condition 3 (Status, Security and Priority of Payments) and Clause 13 (Application of Moneys) and any other amounts payable by the Issuing Entity hereunder which the Note Trustee determines, in its sole discretion, are referable or allocable to a Series (the "SECURED OBLIGATIONS") PROVIDED, HOWEVER, THAT payment of any sum due to a Secured Creditor of such Series made to such Secured Creditor shall, to that extent, satisfy such obligation. This covenant shall only have effect each time obligations are owed to Secured Creditors when the Note Trustee shall hold the benefit of this covenant in relation to each Series on trust for itself and each other Secured Creditor of such Series according to its and their respective interests. For the avoidance of doubt, nothing in this Note Trust Deed shall prevent the Issuing Entity from creating Security pursuant to a Note Trust Deed Supplement over specific assets in relation to a Series in favour of a specific sub-group of Secured Creditors or in respect of Secured Obligations in relation to such Series. Subject as provided in the relevant Note Trust Deed Supplement, the provisions of this Note Trust Deed shall, where the context permits, apply to any such Security mutatis mutandis as if it were Secured Property created in respect of Secured Obligations owed to Secured Creditors hereunder.

3.3     DUTIES AND TAXES

        Subject to paragraph 22 (VAT) of the Common Terms, the Issuing Entity shall pay all stamp, registration and other similar taxes and duties (if any) (including any interest and penalties thereon or in connection therewith) which are payable in the United Kingdom or the United States upon or in connection with the execution and delivery of this Note Trust Deed and any Note Trust Deed Supplement, and the Issuing Entity will indemnify the Note Trustee and the other Secured Creditors relating to such Series (each an "INDEMNIFIED PARTY") on demand from and against all stamp duty, issue, registration, documentary and other similar taxes (excluding, for the avoidance of doubt, VAT which shall be dealt with in accordance with paragraph 22 (VAT) of the Common Terms) paid by any such Indemnified Party in any such jurisdiction or jurisdictions in connection with any action taken by such Indemnified Party to enforce the obligations of the Issuing Entity under this Note Trust Deed or any Note Trust Deed Supplement in respect of such Series.

3.4     COVENANT OF COMPLIANCE

        The Issuing Entity covenants with the Note Trustee separately in respect of each Series that it will comply with, perform and observe all the provisions of this Note Trust Deed

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        and the relevant Note Trust Deed Supplement relating to such Series which are expressed to be binding on it in respect of such Series. The Conditions in respect of each Series shall be binding on the Issuing Entity and the Noteholders of such Series. The Note Trustee shall be entitled to enforce the obligations of the Issuing Entity under the Documents in respect of a Series by reason of the security interests granted in its favour pursuant to Clause 4 (Security).

3.5     ONLY NOTE TRUSTEE TO ACT

        For any Series, only the Note Trustee, subject to it being indemnified and/or secured to its satisfaction, shall pursue the remedies available under the general law or under this Note Trust Deed to enforce the rights under this Note Trust Deed or any relevant Note Trust Deed Supplement of the Secured Creditors relating to such Series. No Secured Creditor relating to such Series shall be entitled to proceed directly against the Issuing Entity or the assets of the Issuing Entity to enforce the performance of any of the provisions of this Note Trust Deed, any relevant Note Trust Deed Supplement or any other Documents (if any) relating to such Series unless the Note Trustee having become bound in accordance with Clause 12 (Enforcement), fails or neglects to do so within a reasonable period of time and such failure or neglect is continuing.

3.6     FOLLOWING AN EVENT OF DEFAULT

        At any time after any Event of Default or Potential Event of Default shall have occurred, which has not been waived by the Note Trustee or remedied to its satisfaction, the Note Trustee may:

        3.6.1 by notice in writing to the Issuing Entity, the Principal Paying Agent and the other Agents require the Principal Paying Agent and the other Agents or any of them:

                (a) to act thereafter, until otherwise instructed by the Note Trustee, as agents of the Note Trustee under the provisions of this Note Trust Deed on the terms provided in the Paying Agency and Agent Bank Agreement (with consequential amendments as necessary and save that the Note Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out of pocket expenses of the Agents shall be limited to amounts for the time being held by the Note Trustee on the trusts of the Security Documents in relation to the Notes on the terms of this Note Trust Deed and available to the Note Trustee for such purpose) and thereafter to hold all Notes and all sums, documents and records held by them in respect of Notes on behalf of the Note Trustee; and/or

                (b) to deliver up all Note Certificates and all sums, documents and records held by them in respect of Note Certificates to the Note Trustee or as the Note Trustee shall direct in such notice PROVIDED THAT such notice shall be deemed not to apply to any document or record which the relevant Agent is obliged not to release by any law or regulation; and

        3.6.2 by notice in writing to the Issuing Entity require the Issuing Entity to make all subsequent payments in respect of Note Certificates to or to the order of the Note Trustee and, with effect from the issue of any such notice until such notice

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                is withdrawn, then (so far as it concerns payments by the
                Issuing Entity) Clause 13.4 (Payment to Noteholders) shall cease to have effect.

3.7     INTEREST ON THE FLOATING RATE NOTES FOLLOWING AN EVENT OF DEFAULT

        If Floating Rate Notes become immediately due and repayable under Condition 10 (Events of Default) the rate and/or amount of interest payable in respect of them will be calculated at the same intervals as if such Notes had not become due and repayable, the first of which will commence on the expiry of the Interest Period during which the Notes become so due and repayable in accordance with such Condition (with consequential amendments as necessary) except that the Interest Rate need not be published.

3.8     SEPARATE SERIES

        Each Series of Notes constituted by a Note Trust Deed Supplement shall form a separate Series of Notes and accordingly, unless for any purpose the Note Trustee in its absolute discretion shall otherwise determine, all the provisions of this Note Trust Deed shall apply mutatis mutandis separately and independently to each Series and in such Clauses and Schedules the expressions "NOTES" and "NOTEHOLDERS" shall be construed accordingly.

4.      SECURITY

4.1     CREATION OF SECURITY

        The Issuing Entity, with full title guarantee and as continuing security for all the moneys and other Liabilities payable or owing by it under the Security Documents in respect of all Series issued by it, hereby:

        4.1.1 assigns absolutely by way of first fixed security to the Note Trustee as trustee for itself and on trust for the other Secured Creditors all of the Issuing Entity's right, title and interest in and to, and the entire benefit of, the Issuing Entity Master Framework Agreement, the Paying Agency and Agent Bank Agreement and the Issuing Entity Account Bank Agreement (and sums received or recoverable thereunder); and

        4.1.2 charges to the Note Trustee by way of first floating charge, the whole of its undertaking and assets and paragraph 14 of Schedule B1 to the Insolvency Act 1986 applies to the floating charge created pursuant hereto.

        The Note Trustee shall hold the benefit of the security created by the assignment and charge pursuant to this Clause 4.1 on trust for itself, the Noteholders and the other Secured Creditors of all Series, PROVIDED THAT such security may only be enforced and the floating charge shall only crystallise in accordance with the provisions of Clause 12 (Enforcement).

        The floating charge created by Clause 4.1.2 above shall be deferred in point of priority to all fixed security validly and effectively created by the Issuing Entity under the Security Documents in favour of the Note Trustee as trustee for the Secured Creditors as security for the all the moneys and other Liabilities payable or owing by it under the Security Documents in respect of all Series issued by it.

4.2     ADDITIONAL SECURITY

        Additional security in respect of each Series or (provided that the Note Trustee consents to the same) in respect of any transaction entered into by the Issuing Entity relating to or connected with any arrangement for the issue of any Notes may be created by or pursuant to this Note Trust Deed and the Note Trust Deed Supplement relating to such Series.

4.3     PROVISIONS RELATING TO SECURITY

        The following provisions of this Clause 4 shall apply to the Security except as may be otherwise specified in the Security Documents.

4.4     NOTE TRUSTEE ACKNOWLEDGEMENT

        Notwithstanding the Security, the Note Trustee acknowledges that, until it delivers an Enforcement Notice in accordance with Clause 12 (Enforcement):

        4.4.1 payments becoming due to the Issuing Entity under any of the Documents, together with all other moneys payable to the Issuing Entity pursuant to any other documents or arrangements to which it is a party, may be made to the Issuing Entity in accordance with the provisions of the relevant Documents or (as the case may be) the documents or arrangements concerned;

        4.4.2 the Issuing Entity may, subject to Clause 4.4.3, exercise its rights, powers and discretions and perform its obligations in relation to the relevant Secured Property and under the Documents in accordance with the provisions of the Documents or (as the case may be) such other documents or arrangements; and

        4.4.3 amounts standing to the credit of any Issuing Entity Distribution Account from time to time may be withdrawn therefrom by the Issuing Entity, but only in accordance with the terms of this Note Trust Deed and any relevant Note Trust Deed Supplement.

4.5     EXCESS SWAP COLLATERAL

        Notwithstanding the Security created by this Note Trust Deed or any Note Trust Deed Supplement, the Note Trustee acknowledges that (whether before or after the delivery of an Enforcement Notice) amounts representing Excess Swap Collateral may be withdrawn from the Issuing Entity Bank Accounts from time to time and returned to the Swap Counterparty in accordance with the relevant Swap Agreement and such sums are automatically released from the Security.

4.6     RIGHTS OF SECURED CREDITORS

        The entitlement of any Secured Creditor (other than the Note Trustee and any Receiver appointed by it) to the relevant Secured Property for a given Series of Notes, unless otherwise specified herein, shall be specified in the relevant Note Trust Deed Supplement. If the relevant Note Trust Deed Supplement specifies that any additional party is to be a Secured Creditor of the Secured Property in relation to such Series, the beneficial entitlement of such additional Secured Creditor to a security interest in the relevant Secured Property shall be specified in the relevant Note Trust Deed Supplement.

4.7     LIMITATIONS ON NOTE TRUSTEE'S LIABILITY

        The Note Trustee shall not be responsible for, nor shall it have any liability with respect to, any loss or theft of any Secured Property or any defect in title to any of the Secured Property, shall not be obliged to insure, to perfect title to or to procure the insurance of any Secured Property and shall have no responsibility or liability arising from the fact that any Secured Property is registered in its name or held by it or in an account with Euroclear, Clearstream or DTC or any similar clearing system in accordance with the system's rules or is otherwise held in safe custody by any bank or custodian selected by the Note Trustee.

5.      NOTE TRUSTEE'S POWERS

5.1     EXTENSION AND VARIATION OF LPA POWERS

        For any Series, any time upon or after any part or parts of the Security becomes enforceable, the Note Trustee may, from time to time:

        5.1.1 enter into, make, execute, sign and do all such contracts, agreements, receipts, payments, assignments, transfers, conveyances, assurances and things and bring, prosecute, enforce, defend and abandon all such actions, suits and proceedings in relation to any Secured Property as it may think expedient;

        5.1.2 exercise all or any of the powers or rights incidental to the ownership of all or any of the Secured Property and, in particular but without limiting the generality of the foregoing, exercise all rights to enforce the Security against the Secured Property and all rights to attend or vote at any Meeting of the holders of any Secured Property or to give any consent or notification or make any declaration in relation to such securities or any of them;

        5.1.3 without prejudice to the generality of the foregoing, exercise all or any of the powers or rights of the Issuing Entity under or pursuant to any Secured Property;

        5.1.4 without prejudice to the generality of the foregoing, if in its absolute discretion it is of the opinion that the interests of the Noteholders and any other Secured Creditors will not be materially prejudiced thereby, agree to the transfer of any Secured Property to an account with Euroclear, Clearstream or DTC or any similar clearing system or the holding thereof in safe custody by the Note Trustee or by a bank or custodian selected by the Note Trustee (and shall not incur any liability by doing so);

        5.1.5 demand, sue for or take any action or institute any proceedings to recover or obtain payment of any amounts which may then be due and payable but which remain unpaid under or in respect of the Secured Property or any part thereof either in its own name or in the name of the Issuing Entity and shall not be liable by so doing; and

        5.1.6 without prejudice to the generality of the foregoing, act generally in relation to the Secured Property in such manner as it may think expedient.

6.      APPOINTMENT AND REMOVAL OF ADMINISTRATOR AND RECEIVER

6.1     APPOINTMENT AND REMOVAL OF RECEIVER

        Subject to Clause 6.2 (Appointment of Receiver instead of an administrator), at any time after all or part of the Security in relation to any one or more Series of Notes issued by the Issuing Entity has become enforceable in accordance with the Conditions, the Note Trustee may by writing appoint any person or persons to be a Receiver of the Secured Property of any such Series, and may remove any Receiver so appointed and appoint another in its place. Section 109(1) of the Law of Property Act 1925 shall not apply in respect of any such appointment.

6.2     APPOINTMENT OF RECEIVER INSTEAD OF AN ADMINISTRATOR

        If the Note Trustee has actual notice of:

        6.2.1 a petition to a court of competent jurisdiction for an administration order to be made on the application by a creditor or creditors of the Issuing Entity;

        6.2.2 the giving of notice of intention to appoint an administrator in respect of the Issuing Entity; or

        6.2.3 the filing of a notice of appointment of an administrator of the Issuing Entity with a court of competent jurisdiction,

        the Note Trustee shall use reasonable endeavours, subject to its being practicable so to do, and provided it has been indemnified and/or secured to its satisfaction, forthwith to appoint a Receiver or Receivers (being, for the avoidance of doubt, an administrative receiver or similar officer falling within the definition of "administrative receiver" under Section 29(2) of the Insolvency Act 1986) of the whole of the Secured Property in relation to all Series of Notes outstanding and in relation to all of the assets subject to the floating charge created pursuant to Clause 4 (Security). Any proceeds of enforcement of the floating charge shall be distributed amongst the Secured Creditors of the relevant Series pro rata in the proportion which the aggregate Principal Amount Outstanding of all Notes in respect of each such Series bears to the Aggregate Principal Amount Outstanding of all Notes of all such Series (as at the date such moneys were received) in respect of which such moneys were received (unless, in relation to any Series, the relevant Note Trust Deed Supplement specifies that any such Series shall be subordinated to any other Series).

6.3     CONTINUING SERIES

        The appointment of any Receiver shall include a direction to the Receiver in relation to those Series in respect of which the specific Security relating to such service has not become enforceable to continue all the existing contracts in relation to such Series and carry on the existing business of the Issuing Entity in relation to such Series.

6.4     INSOLVENCY ACT REQUIREMENTS

        The Note Trustee shall comply with any requirement under the Insolvency Act 1986 that any person appointed to be a Receiver is a licenced insolvency practitioner.

7.      PROVISIONS RELATING TO RECEIVERS

7.1     PROVISIONS RELATING TO RECEIVERS

        If the Note Trustee appoints a Receiver under Clause 6.1 (Appointment and removal of Receiver), the following provisions shall have effect in relation thereto:

        7.1.1 such appointment may be made either before or after the Note Trustee has taken possession of the relevant Secured Property relating to any Series;

        7.1.2 such Receiver may be vested by the Note Trustee with such powers and discretions as the Note Trustee may think expedient and, subject to Clause 6.1 (Appointment and removal of Receiver), (i) may sell or concur in selling all or any of such Secured Property, or assign or release all or any of such Secured Property, to any Person save for itself or any of its Affiliates, or (ii) continue the business of the Issuing Entity as a going concern with respect to the Secured Property, in each case without restriction and on such terms and for such consideration (if any) as he may think fit and may carry any such transaction into effect by conveying, transferring and delivering in the name or on behalf of the Issuing Entity or otherwise;

        7.1.3 the Receiver shall have, mutatis mutandis, the powers, authorities and discretions conferred upon the Note Trustee under this Note Trust Deed and any relevant Note Trust Deed Supplement, subject to such restrictions as the Note Trustee may think fit. Without prejudice to the generality of the foregoing, any Receiver appointed to the whole or substantially the whole of the Secured Property shall have the powers referred to in
                Schedule 1 of the Insolvency Act 1986;

        7.1.4 the exclusion of any part of the Secured Property of any Series from the appointment of the Receiver shall not preclude the Note Trustee from subsequently extending his appointment (or that of the Receiver replacing him) to that part;

        7.1.5 the Note Trustee may from time to time fix the remuneration of such Receiver and direct payment thereof out of moneys accruing to him in the exercise of his powers as such PROVIDED, HOWEVER, THAT such remuneration shall only be payable from such sums as are realised from the Secured Property of those Series in respect of which the Receiver was appointed;

        7.1.6 the Note Trustee may from time to time and at any time require any such Receiver to give security for the due performance of his duties as the Receiver and may fix the nature and amount of the security to be so given but the Note Trustee shall not be bound in any case to require any such security;

        7.1.7 save insofar as otherwise directed by the Note Trustee, all moneys from time to time received by such Receiver shall be paid over forthwith to the Note Trustee to be held and applied by it in accordance with the provisions of Clause 13 (Application of Moneys) as supplemented by the relevant Note Trust Deed Supplement;

        7.1.8 every such Receiver shall be the agent of the Issuing Entity for all purposes and the Issuing Entity alone shall be responsible for his acts, defaults and misconduct, and the Note Trustee and the Noteholders and the Secured Creditors shall not incur any liability therefor or by reason of its or their making or consenting to the appointment of a person as a Receiver under this Note Trust Deed;

        7.1.9 none of the Note Trustee and the Noteholders and Secured Creditors shall be in any way responsible for any misconduct or negligence on the part of any such Receiver or for providing any Receiver with any indemnity;

        7.1.10 the Note Trustee may (subject to Section 45 of the Insolvency Act 1986) remove the Receiver whether or not appointing another in his place and the Note Trustee may also appoint another receiver if the Receiver resigns;

        7.1.11 the Note Trustee may pay over to such Receiver any moneys constituting part of the Security to the intent that the same may be applied for the purposes of this Note Trust Deed by such Receiver and the Note Trustee may from time to time determine what funds the Receiver shall be at liberty to keep in hand with a view to the performance of his duties as such Receiver;

        7.1.12 Sections 109(6) and (8) of the Law of Property Act 1925 (relating to application of moneys received by a receiver) shall not apply in relation to a Receiver appointed under Clause 6.1 (Appointment and removal of Receiver); and

        7.1.13 none of the restrictions imposed by the Law of Property Act 1925 in relation to the appointment of receivers or as to the giving of notice or otherwise shall apply in relation to a Receiver appointed under Clause 6.1 (Appointment and removal of Receiver).

7.2     MONEYS HELD ON TRUST

        For each Series, all moneys received by the Note Trustee in respect of the Security or the Secured Property relating to such Series shall be held by the Note Trustee upon trust to apply the same as provided in Clause 13 (Application of Moneys) hereof and the relevant Note Trust Deed Supplement.

7.3     FURTHER ASSURANCE

        For each Series, the Issuing Entity shall execute and do all such assurances, acts and things as the Note Trustee or any Receiver may require (including, without limitation, the giving of notices of assignment and the effecting of filings or registrations in any jurisdiction) for perfecting or protecting the Security and from time to time and at any time after the Security or any part thereof has become enforceable shall execute and do all such assurances, acts and things as the Note Trustee or any Receiver may require for facilitating the realisation of, or enforcement of rights in respect of, all or any of the Secured Property relating to such Series and the exercise of all powers, authorities and discretions vested in the Note Trustee or in any Receiver of all or any of the Secured Property relating to such Series.

7.4     BORROWING POWERS

        For each Series, the Note Trustee may raise and borrow money on the security of all or any of the Secured Property relating to such Series for the purpose of defraying any Liabilities paid or incurred by it in relation to this Note Trust Deed and any relevant Note Trust Deed Supplement relating to such Series or in the exercise of any of the powers contained in this Note Trust Deed and any relevant Note Trust Deed Supplement relating to such Series. The Note Trustee may raise and borrow such money at such rate of interest and generally on such terms and conditions as it shall think fit and may secure the repayment of the money so raised or borrowed with interest on the same by mortgaging or otherwise charging all or any of the Secured Property relating to such Series in such manner and form as the Note Trustee may think fit (which mortgage or other charge may rank in priority to, pari passu with or after the Security) and for such purposes may execute and do all such assurances and things as it may think fit and no person lending any such money shall be concerned to enquire as to the propriety or purpose of the exercise of any power of the Note Trustee or to see to the application of any money so raised or borrowed.

7.5     APPOINTMENT OF ATTORNEYS

        For the purpose of securing the interests of the Note Trustee and the other Secured Creditors whether under or pursuant to this Note Trust Deed or any Document or in relation to the Secured Property and the performance of its obligations to the Secured Creditors, whether under or pursuant to this Note Trust Deed or any Document or in relation to the Secured Property, the Issuing Entity irrevocably for value and by way of security hereby severally appoints the Note Trustee and every Receiver of the Secured Property or any part thereof to be its attorney (with full power to appoint substitutes or to sub-delegate, including power to authorise the person so appointed to make further appointments) on behalf of the Issuing Entity and in its name or otherwise, to execute any document or do any assurance, act or thing which the Issuing Entity ought to execute or do pursuant to this Note Trust Deed and generally on its behalf and in its name or otherwise, to execute any document or do any assurance, act or thing which the Note Trustee or such Receiver (or such substitute or delegate) may, in its or his absolute discretion, properly consider appropriate in connection with the exercise or enforcement of any of the rights, powers, authorities or discretions conferred on the Note Trustee or the Receiver under or pursuant to this Note Trust Deed or any Document. The Issuing Entity hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney does or purports to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in this Clause 7.5.

7.6     NO LIABILITY

        For each Series, the Note Trustee shall not, nor shall any Receiver appointed as aforesaid nor any attorney, agent or delegate of the Note Trustee by reason of taking possession of or having assigned to it all or any of the Secured Property relating to such Series or any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever be liable to account for anything except actual receipts or be liable for any loss or damage arising from realisation of, or enforcement of rights in respect of, all or any of the Secured Property relating to such Series or any other property, assets, rights or undertakings of whatsoever nature (including but not limited to any other Secured

        Property) whether or not owned by the Issuing Entity or any other person or in which the Issuing Entity or such other person has an interest, from any act, default or omission in relation to all or any of the Secured Property relating to such Series or any other property, assets, rights or undertakings of whatsoever nature (including but not limited to any other Secured Property) whether or not owned by the Issuing Entity or any other person or in which the Issuing Entity or such other person has an interest, or from any exercise or non exercise by it of any power, authority or discretion conferred upon it in relation to all or any of the Secured Property relating to such Series or any other property, assets, rights or undertakings of whatsoever nature (including but not limited to any other Secured Property) whether or not owned by the Issuing Entity or any other person or in which the Issuing Entity or such other person has an interest, by or pursuant to this Note Trust Deed as supplemented by the relevant Note Trust Deed Supplement relating to such Series or otherwise.

7.7     POWERS ADDITIONAL TO LPA AND INSOLVENCY ACT POWERS

        For each Series, the powers conferred by this Note Trust Deed in relation to all or any of the Secured Property in respect of such Series on the Note Trustee or on any Receiver of all or any of the Secured Property shall be in addition to and not in substitution for the powers conferred on mortgagees or receivers under the Law of Property Act 1925 and the Insolvency Act and where there is any ambiguity or conflict between the powers contained in such Act and those conferred by this Note Trust Deed and any relevant Note Trust Deed Supplement the terms of this Note Trust Deed and any relevant Note Trust Deed Supplement shall prevail.

7.8     PROTECTION OF THIRD PARTIES

        For each Series, no person dealing with the Note Trustee or with any Receiver of all or any of the Secured Property in respect of such Series appointed by the Note Trustee shall be concerned to enquire whether any event has happened upon which any of the powers, authorities and discretions conferred by or pursuant to this Note Trust Deed and any relevant Note Trust Deed Supplement in relation to such Secured Property in respect of such Series are or may be exercisable by the Note Trustee or by any such Receiver or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such powers, authorities or discretions and all the protection to purchasers contained in Sections 104 and 107 of the Law of Property Act 1925 shall apply to any person purchasing from or dealing with the Note Trustee or any such Receiver in like manner as if the statutory powers of sale and of appointing a Receiver in relation to such Secured Property in respect of such Series had not been varied or extended by this Note Trust Deed and any relevant Note Trust Deed Supplement.

8.      NOTE CERTIFICATES

8.1     GLOBAL NOTE CERTIFICATES

        Each Class or Sub-Class of Notes of each Series will be initially represented by (a) an SEC Registered Global Note Certificate, (b) a Regulation S Global Note Certificate or (c) a Rule 144A Global Note Certificate and a Regulation S Global Note Certificate. Interests in a Global Note Certificate shall be exchangeable, in accordance with its terms for Individual Note Certificates.

8.2     INDIVIDUAL NOTE CERTIFICATES

        Individual Note Certificates will not be security printed unless required by applicable legal and Stock Exchange requirements and will be substantially in the forms set out (in the case of a Class A SEC Registered Individual Note Certificate) in Schedule 6 (Form of Class A SEC Registered Individual Note Certificate), (in the case of a Class B SEC Registered Individual Note Certificate) in Schedule 7 (Form of Class B SEC Registered Individual Note Certificate), (in the case of a Class C SEC Registered Individual Note Certificate) in Schedule 8 (Form of Class C SEC Registered Individual Note Certificate), (in the case of a Class D SEC Registered Individual Note Certificate) in Schedule 9 (Form of Class D SEC Registered Individual Note Certificate), (in the case of a Rule 144A Individual Note Certificate) in Schedule 11 (Form of Rule 144A Individual Note Certificate) and (in the case of a Regulation S Individual Note Certificate) in Schedule 13 (Form of Regulation S Individual Note Certificate). Individual Note Certificates will have the Conditions attached thereto.

8.3     SIGNATURE

        The Note Certificates will be signed manually or in facsimile by a duly authorised person designated by the Issuing Entity and will be authenticated manually by or on behalf of the Registrar. The Issuing Entity may use the facsimile signature of a person who at the date such signature was originally produced was such a duly authorised person even if at the time of issue of any Note Certificate he no longer holds that office. Note Certificates so executed and duly authenticated will be binding and valid obligations of the Issuing Entity.

8.4     ENTITLEMENT TO TREAT HOLDER AS OWNER

        The Issuing Entity, the Note Trustee and any Agent may deem and treat the holder of any Note Certificate as the absolute owner of such Note Certificate, free of any equity, set-off or counterclaim on the part of the Issuing Entity against the original or any intermediate holder of such Note Certificate (whether or not such Note represented by such Note Certificate shall be overdue and notwithstanding any notation of ownership or other writing thereon (other than the endorsed form of transfer) or any notice of previous loss or theft of such Note Certificate) for all purposes and, except as ordered by a court of competent jurisdiction or as required by applicable law, the Issuing Entity, the Note Trustee and each Agent shall not be affected by any notice to the contrary. All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable upon the Notes.

9.      COVENANTS

9.1     COVENANT TO COMPLY WITH THE NOTE TRUST DEED

        The Issuing Entity, in respect of each Series, hereby covenants with the Note Trustee on the terms of the Issuing Entity Covenants and covenants to comply with those provisions of the other Documents, this Note Trust Deed, any Note Trust Deed Supplement and the Conditions which are expressed to be binding on it and to perform and observe the same. The Notes are subject to the provisions contained in the Security Documents, all of which shall be binding upon the Issuing Entity and the Noteholders and all persons claiming through or under them respectively.

9.2     OPINION OF COUNSEL

        In accordance with Section 314(b) of the TIA, promptly after the execution and delivery of this Note Trust Deed and each Note Trust Deed Supplement, the Issuing Entity will furnish to the Note Trustee an Opinion of Counsel stating that in the opinion of such counsel, appropriate steps have been taken to protect the title of the Note Trustee to the Secured Property and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary; and the Issuing Entity shall furnish to the Note Trustee, not more than three months after the anniversary of the execution and delivery of this Note Trust Deed and each Note Trust Deed Supplement, commencing in calendar year 2009, an Opinion of Counsel stating either that, in the opinion of such counsel, (i) such action has been taken as is necessary for the proper protection of the title of the Note Trustee to the Secured Property and reciting the details of such action or (ii) no such action is necessary for any of such purposes.

9.3     NOTE TRUSTEE MAY ENFORCE CONDITIONS

        The Note Trustee shall itself be entitled to enforce the obligations of the Issuing Entity under the Notes and the Conditions as if the same were set out and contained in this Note Trust Deed which shall be read and construed as one document with the Notes.

10.     AMENDMENTS

10.1    WAIVER

        The Note Trustee may, without any consent or sanction of the Noteholders or any other Secured Creditor and without prejudice to its rights in respect of any subsequent breach, Event of Default or Potential Event of Default, from time to time and at any time, but only if and in so far as in its opinion the interests of the holders of the Most Senior Class of Notes of the relevant Series shall not be materially prejudiced thereby, authorise or waive, on such terms and conditions (if any) as shall seem fit and proper to it, any breach or proposed breach of any of the covenants or provisions contained in the Security Documents or the Notes or any of the other Documents in relation to such Series or determine that any Event of Default or Potential Event of Default in relation to such Series shall not be treated as such for the purposes of the Security Documents; any such authorisation, waiver or determination shall be binding on the Noteholders of such Series and the other Secured Creditors and, unless the Note Trustee agrees otherwise, the Issuing Entity shall cause such authorisation, waiver or determination to be notified to the Noteholders of such Series as soon as practicable thereafter in accordance with the Conditions PROVIDED THAT the Note Trustee shall not exercise any powers conferred upon it by this Clause
        10.1 in contravention of any express direction by an Extraordinary Resolution of, or a request in writing made by the holders of at least one-quarter in aggregate principal amount of, the Most Senior Class of Notes then outstanding of the relevant Series (but so that no such direction or request shall affect any authorisation, waiver or determination previously given or made) or so as to authorise or waive any such breach or proposed breach relating to a Basic Terms Modification.

10.2    MODIFICATIONS

        The Note Trustee may, from time to time and at any time without any consent or sanction of the Noteholders, concur with the Issuing Entity in making any modification to the Documents (including where required Relevant Documents) other than in respect of a Basic Terms Modification:

        10.2.1 which in the opinion of the Note Trustee it may be proper to make provided the Note Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the holders of the Most Senior Class of Notes then outstanding of the relevant Series;

        10.2.2 if in the opinion of the Note Trustee such modification is of a formal, minor or technical nature or is to correct a manifest error; or

        10.2.3 to comply with any requirements of the SEC in order to effect and maintain the qualification of this Note Trust Deed under the TIA PROVIDED THAT the Note Trustee is provided with an Opinion of Counsel confirming such requirement.

        Any such modification shall be binding on the Noteholders and, unless the Note Trustee agrees otherwise, shall be notified by the Issuing Entity to the Noteholders as soon as practicable thereafter in accordance with Condition 15 (Notices).

        Notwithstanding the foregoing, the Note Trustee shall be entitled to make any modification or amendment to any Document upon receipt of an Opinion of Counsel that such modification or amendment is necessary in order to register any Series of Notes under the Securities Act.

        Every modification made to this Note Trust Deed pursuant to this Clause
        10.2 shall conform to the requirements of the TIA as then in effect PROVIDED THAT the Note Trustee is provided with an Opinion of Counsel confirming such requirement.

11.     SUBSTITUTION

11.1    PROCEDURE

        The Note Trustee may, without the consent of the Noteholders or other Secured Creditors, agree to the substitution, in place of the Issuing Entity (or of any previous substitute under this Clause 11) of any other body corporate (the "SUBSTITUTED ISSUING ENTITY") as the principal debtor in respect of the Security Documents, the Notes and the other Secured Obligations of any Series if:

        11.1.1 a Note Trust Deed is executed or some other written form of undertaking is given by the Substituted Issuing Entity to the Note Trustee, in form and manner satisfactory to the Note Trustee, agreeing to be bound by the terms of the Security Documents, the Notes and the other Documents with any consequential amendments which the Note Trustee may deem appropriate as fully as if the Substituted Issuing Entity had been named in the Security Documents and the other Documents and on the Notes as the principal debtor in place of the Issuing Entity (or of any previous substitute under this Clause 11);

        11.1.2 the Issuing Entity (or any previous substitute) and the Substituted Issuing Entity execute such other deeds, documents and instruments (if any) as the Note Trustee may require in order that the substitution is fully effective and comply with such other requirements as the Note Trustee may direct in the interests of the Noteholders and the other Secured Creditors;

        11.1.3 where all or substantially all the assets of the Issuing Entity or any previous substitute are transferred to the Substituted Issuing Entity, the Substituted Issuing Entity:

                (a) acquires the Issuing Entity's (or such previous substitute's) equity of redemption in the Secured Property (other than the undertaking of the Issuing Entity or any previous substitute);

                (b) becomes a party to all the Documents to which the Issuing Entity (or such previous substitute) is a party;

                (c) acknowledges the Security and the other matters created and effected in respect thereof pursuant to the Security Documents; and

                (d) takes all such action as the Note Trustee may require so that the Secured Property continues to be subject to the Security and the other matters created and effected in respect thereof pursuant to the Security Documents and otherwise effected or maintained in all respects corresponding to those previously subsisting on the part of the Issuing Entity or such previous substitute;

        11.1.4 (unless all or substantially all of the assets of the Issuing Entity or any previous substitute are transferred to the Substituted Issuing Entity) an unconditional and irrevocable guarantee limited in recourse to and secured only on the Secured Property in form and substance satisfactory to the Note Trustee is given by the Issuing Entity (or such previous substitute) of the obligations of any Substituted Issuing Entity under the Security Documents, the Notes and the other Documents;

        11.1.5 the Note Trustee is provided with a legal opinion (in form and substance satisfactory to the Note Trustee) or such other evidence which is acceptable to the Note Trustee that (i) the Substituted Issuing Entity has obtained all governmental and regulatory approvals and consents necessary for its assumption of liability as principal debtor in respect of the Security Documents, the Notes and the other Secured Obligations in place of the Issuing Entity (or such previous substitute as aforesaid) and (ii) such approvals and consents are at the time of substitution in full force and effect;

        11.1.6 the Substituted Issuing Entity is a single purpose company similar to, and with like constitution as, and having substantially the same restrictions and prohibitions on its activities and operations as the Issuing Entity, undertakes to be bound by provisions corresponding to those set out in the Conditions and satisfies the SPV Criteria;

        11.1.7 without prejudice to the rights of reliance of the Note Trustee under sub-clause 11.4 (Directors' certification) the Note Trustee is satisfied that the said substitution is not materially prejudicial to the interests of the holders of the Most Senior Class of Notes outstanding of each Series; and

        11.1.8 the Note Trustee is provided with any further legal opinions it requires in respect of such substitution in form and substance satisfactory to it (including, without limitation, any such opinions it requires to satisfy itself about the continuing validity and enforceability of the Security created pursuant to the Security Documents).

11.2    CHANGE OF LAW

        In connection with any proposed substitution of the Issuing Entity or any previous substitute, the Note Trustee may, in its absolute discretion and without the consent of the Noteholders or the other Secured Creditors agree to a change of the law from time to time governing the Notes and/or the Security Documents provided that such change of law, in the opinion of the Note Trustee, would not be materially prejudicial to the interests of the holders of the Most Senior Class of Notes outstanding of each Series.

11.3    EXTRA DUTIES

        The Note Trustee shall be entitled to refuse to approve any Substituted Issuing Entity if, pursuant to the law of the country of incorporation of the Substituted Issuing Entity, the assumption by the Substituted Issuing Entity of its obligations hereunder imposes (in the opinion of the Note Trustee) responsibilities and Liabilities on the Note Trustee over and above those which it has assumed under the Security Documents.

11.4    DIRECTORS' CERTIFICATION

        If any two directors of the Substituted Issuing Entity certify that immediately prior to the assumption of its obligations as Substituted Issuing Entity under the Security Documents, the Notes and the other Documents the proposed Substituted Issuing Entity is solvent after taking account of all prospective and contingent Liabilities resulting from its becoming the Substituted Issuing Entity, the Note Trustee need not have regard to the financial condition, profits or prospects of the proposed Substituted Issuing Entity or compare the same with those of the Issuing Entity (or of any previous substitute under this Clause 11) or have regard to the possibility of avoidance of the Security or any part thereof on the grounds of insolvency or the proximity to insolvency, liquidation or some other event of the Substituted Issuing Entity.

11.5    INTERESTS OF NOTEHOLDERS AND SECURED CREDITORS

        In connection with any proposed substitution, the Note Trustee shall not have regard to, or be in any way liable for, the consequences of such substitution for individual Noteholders or the other Secured Creditors resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory. No Noteholder or other Secured Creditor shall, in connection with any such substitution, be entitled to claim from the Issuing Entity any indemnification or payment in respect of any tax consequence of any such substitution upon individual Noteholders or other Secured Creditors.

11.6    RELEASE OF ISSUING ENTITY

        Any agreement by the Note Trustee pursuant to Clause 11.1 (Procedure) shall, if so expressed, operate to release the Issuing Entity (or such previous substitute) from all of its obligations as principal debtor under the Notes, the Security Documents and the other Secured Obligations (but without prejudice to its liabilities under any guarantee given pursuant to Clause 11.1.4).

11.7    COMPLETION OF SUBSTITUTION

        Upon the execution of such documents and compliance with the said requirements, the Substituted Issuing Entity shall be deemed to be named in the Security Documents, the Notes and the other Documents as the principal debtor in place of the Issuing Entity (or of any previous substitute under this Clause) and the Security Documents, the Notes and the other Documents shall thereupon be deemed to be amended in such manner as shall be necessary to give effect to the substitution and without prejudice to the generality of the foregoing any references in the Security Documents, Notes and the other Documents to the Issuing Entity shall be deemed to be references to the Substituted Issuing Entity.

12.     ENFORCEMENT

12.1    SECURITY ENFORCEABLE

        The Security in relation to any Series shall become enforceable upon the Note Trustee giving an Enforcement Notice pursuant to the terms of this Note Trust Deed and the relevant Note Trust Deed Supplement to the Issuing Entity subsequent to an Event of Default in respect of such Series or as otherwise provided in the Note Trust Deed Supplement for such Series.

12.2    ENFORCEMENT NOTICE

        The Note Trustee shall not be bound to give any Enforcement Notice in respect of any Series of Notes pursuant to Clause 12.1 (Security enforceable) unless it shall have been indemnified and/or secured to its satisfaction and:

        12.2.1 in relation to the Security created pursuant to any Note Trust Deed Supplement, it shall have been so requested in writing by the holders of at least one-quarter in aggregate Principal Amount Outstanding of the Notes of the Most Senior Class of the relevant Series or it shall have been so directed by an Extraordinary Resolution of the holders of the Most Senior Class outstanding of the relevant Series;

        12.2.2 in relation to the Security created pursuant to Clause 4.1 (Creation of Security), it shall have been instructed by an Extraordinary Resolution of the holders of the Most Senior Class of Notes of each outstanding Series, acting as one class, at a Meeting duly convened and held in accordance with Schedule 14 (Provisions Relating to Meetings of Noteholders); or

        12.2.3 in relation to any Security, it shall have been requested in writing by the relevant Swap Counterparty,

        PROVIDED THAT the Note Trustee shall not be held liable for the consequence of the taking of any such action and may take such action without having regard to the effect of such action on individual Noteholders or any other Secured Creditor in relation to that Series or all or any of the Noteholders or any other Secured Creditors in relation to any other Series.

12.3    LEGAL PROCEEDINGS

        At any time after the service of an Enforcement Notice pursuant to Clause 12.1 (Security enforceable) and Clause 12.2 (Enforcement Notice) and in accordance with the terms of these Clauses, the Note Trustee may at its discretion (but without being under any obligation to do so) and without further notice and subject always to being indemnified and/or secured to its satisfaction against any liability, fees, costs and expenses which it may incur, recover judgment in its own name and as trustee of an express trust against the Issuing Entity for the whole amount of principal and interest and any other sums secured under the Security Documents remaining unpaid and take:

        12.3.1 such other steps and/or institute such proceedings as it may think fit against, or in relation to, the Issuing Entity, and/or

        12.3.2 such steps as it may think fit to enforce the security created in favour of the Note Trustee by, and contained in, this Note Trust Deed and any relevant Note Trust Deed Supplement, and/or

        12.3.3 such steps as it may think fit to enforce the Issuing Entity's obligations under this Note Trust Deed and any Relevant Document including, without limitation, to enforce repayment of the relevant Notes together with accrued interest and any other moneys payable pursuant to this Note Trust Deed and any relevant Note Trust Deed Supplement PROVIDED THAT the Note Trustee shall be bound by the terms of this Note Trust Deed and the relevant Note Trust Deed Supplement in determining the priority in which any moneys received by it shall be applied. In enforcing the security created in favour of the Note Trustee by and contained in this Note Trust Deed (other than in relation to the floating charge created pursuant to Clause 4.1.2, which shall be enforced as detailed in Clause 12.2 (Enforcement Notice)), the Note Trustee shall only take steps to realise assets which are (i) secured both by this Note Trust Deed and the relevant Note Trust Deed Supplement for the relevant Series which is the subject of enforcement and/or (ii) not already secured by a fixed charge in favour of any other Series pursuant to the relevant Note Trust Deed Supplement.

12.4    PRESERVATION OF NOTEHOLDERS' RIGHTS

        Notwithstanding any other provision in this Note Trust Deed and any relevant Note Trust Deed Supplement, if this Note Trust Deed is a "qualified" indenture for the purposes of the TIA, in accordance with
        Section 316(b) of the TIA, the right of any Noteholder to receive payment of principal and interest on its Notes on or after the due date for such principal or interest, or to institute suit for the enforcement of payment of that principal or interest, may not be impaired or affected without the consent of the Noteholder, provided that no such right of enforcement shall exist (i) in respect of a postponement of an interest payment which has been consented to by the Noteholders in accordance with the Conditions or (ii) to the extent that the institution or prosecution of such suit or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the security granted pursuant to this Note Trust Deed or the relevant Note Trust Deed Supplement upon any property subject to such security.

12.5    POWER OF SALE

        At any time after the Security in relation to any Series has become enforceable, the Note Trustee may take possession of all or any of the Secured Property in relation to such Series and may sell, call in, collect and convert into money, and enforce any rights it may have in respect of, all or any of the Secured Property relating to the relevant Series of Notes in respect of which the Security has become enforceable, in such manner and upon such terms as the Note Trustee may think fit and so that the power of sale conferred by Section 101 of the Law of Property Act 1925 (but free from the restrictions imposed by Sections 93 and 103 of such Act) shall apply and have effect on the basis that the Security Documents constitute a mortgage within the meaning of that Act and the Note Trustee is a mortgagee exercising the power of sale conferred upon mortgagees by that Act PROVIDED, HOWEVER, THAT the statutory power of sale (as extended by the Security Documents) and the other powers of the Note Trustee referred to above shall, in relation to the property which is secured by the Issuing Entity pursuant to Clause
        4.1 (Creation of Security), only be exercisable by the Note Trustee after the Security in respect of all Notes then outstanding and issued by the Issuing Entity has become enforceable.

12.6    EVIDENCE OF DEFAULT

        Should the Note Trustee take legal or other proceedings against the Issuing Entity to enforce any of the provisions of the Notes, or any of them or any of the provisions of this Note Trust Deed and any relevant Note Trust Deed Supplement, proof therein that, as regards any Note of any Series, the Issuing Entity has made default in paying any principal or interest due in respect of such Note shall (unless the contrary be proved) be sufficient evidence that the Issuing Entity has made the like default as regards all other Notes of such Series in respect of which the relevant payment is then due and payable. The Note Trustee may file such proofs of claim and other papers or documents and may take any and all actions authorised under the TIA as may be necessary or advisable in order to have the claims of the Note Trustee and the Secured Creditors allowed in any judicial proceedings relating to the Issuing Entity, its auditors or its property.

12.7    CONTINUING SECURITY

        The Security constituted by this Note Trust Deed as supplemented by the relevant Note Trust Deed Supplement is continuing security for the performance of the Secured Obligations notwithstanding any intermediate payment in respect of the Secured Obligations and shall be in addition to any other security, rights or remedies which the Note Trustee may have.

13.     APPLICATION OF MONEYS

13.1    APPLICATION OF MONEYS

        All moneys received by the Note Trustee in respect of the Notes of any Series or amounts payable under the Security Documents will, despite any appropriation of all or part of them by the Issuing Entity (including any moneys which represent principal or interest in respect of Notes which have become void under the Conditions), be held by the Note Trustee on trust to apply them (subject to Clause 13.2 (Investment of moneys)), if received prior to the delivery of an Enforcement Notice, in accordance with the priority of application of amounts prior to enforcement of the Security contained in the relevant Note Trust Deed Supplement and, if received after delivery of an Enforcement

        Notice in accordance with the order of priority contained in Condition 3(b) (Security) PROVIDED, HOWEVER, THAT at any time, Excess Swap Collateral shall be returned to the Swap Counterparty in accordance with the relevant Swap Agreement.

13.2    INVESTMENT OF MONEYS

        If, upon enforcement of the Security, the amount of the moneys at any time available for payment of principal and interest in respect of the Notes of any Series under Clause 13.1 (Application of moneys) shall be less than a sum sufficient to pay at least one tenth of the Principal Amount Outstanding of the Notes of such Series then outstanding, the Note Trustee may, at its discretion, invest such moneys upon some or one of the investments hereinafter authorised with power from time to time, with like discretion, to vary such investments; and such investment with the resulting income thereof may be accumulated until the accumulations together with any other funds for the time being under the control of the Note Trustee and available for the purpose shall amount to a sum sufficient to pay at least one tenth of the Principal Amount Outstanding of the Notes of such Series then outstanding and such accumulation and funds (after deduction of any taxes and any other deductibles applicable thereto) shall then be applied in accordance with the order of priority contained in Condition 3(b) (Security).

13.3    AUTHORISED INVESTMENTS

        Any moneys which under this Trust Deed may be invested by the Note Trustee may be invested in the name or under the control of the Note Trustee in any of the investments for the time being authorised by English law for the investment by trustees of trust moneys or in any other investments, whether similar to those aforesaid or not, which may be selected by the Note Trustee or by placing the same on deposit in the name or under the control of the Note Trustee with such bank or other financial institution as the Note Trustee may think fit and in such currency as the Note Trustee in its absolute discretion may determine and the Note Trustee may at any time vary or transfer any of such investments for or into other such investments or convert any moneys so deposited into any other currency and shall not be responsible for any Liability occasioned by reason of any such investments or such deposit whether by depreciation in value, fluctuation in exchange rates or otherwise.

13.4    PAYMENT TO NOTEHOLDERS

        The Note Trustee shall, after the delivery of an Enforcement Notice, give notice to the Noteholders in accordance with the Conditions of the date fixed for any payment under Clause 13.1 (Application of Moneys). Any payment to be made in respect of the Notes of any Series by the Issuing Entity or the Note Trustee may be made in the manner provided in the Conditions, the Paying Agency and Agent Bank Agreement and the Security Documents and any payment so made shall be a good discharge to the extent of such payment by the Issuing Entity or the Note Trustee (as the case may be).

13.5    PRODUCTION OF NOTE CERTIFICATES

        Upon any payment under Clause 13.4 (Payment to Noteholders) of principal or interest, the Note or Note Certificate in respect of which such payment is made shall, if the Note Trustee so requires, be produced to the Note Trustee or the Paying Agent by or through whom such payment is made and the Note Trustee shall (a) in the case of part payment, require the relevant Registrar to make a notation on the Register maintained by such

        Registrar of the amount and date of payment or (b) in the case of payment in full, cause the relevant Note Certificate to be surrendered or shall cancel or procure the same to be cancelled and shall certify or procure the certification of such cancellation.

14.     TERMS OF APPOINTMENT

        The Note Trustee shall have all powers conferred upon trustees by the Trustee Acts (which provisions shall take precedence, except as expressly provided in Section 315(a) of the TIA) and by way of supplement to the Trustee Acts, it is expressly declared as follows:

14.1    RELIANCE ON INFORMATION

        14.1.1 Advice: The Note Trustee may in relation to any Document act on the opinion or advice of or a certificate or any information obtained from any lawyer, banker, valuer, surveyor, broker, auctioneer, accountant or other expert (whether obtained by the Note Trustee, the Issuing Entity, any Agent or any other Secured Creditor) and which advice or opinion may be provided on such terms (including as to limitations on liability) as the Note Trustee may consider in its sole discretion to be consistent with prevailing market practice with regard to advice or opinions of that nature and shall not be responsible for any Liability occasioned by so acting; any such opinion, advice, certificate or information may be sent or obtained by letter, e-mail or facsimile transmission and the Note Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be so conveyed although the same contains some error or is not authentic and whether or not addressed to the Note Trustee.

        14.1.2 Certificate of Directors: The Note Trustee may call for and shall be at liberty to accept a certificate signed by two Directors of the Issuing Entity or other person duly authorised on its behalf as to any fact or matter prima facie within the knowledge of the Issuing Entity as sufficient evidence thereof and a like certificate to the effect that any particular dealing, transaction or step or thing is, in the opinion of the person so certifying expedient, as sufficient evidence that it is expedient and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liability that may be occasioned by its failing so to do.

        14.1.3 Resolution or direction of Noteholders: The Note Trustee shall not be responsible for acting upon any resolution purporting to be a Written Resolution or to have been passed at any Meeting in respect whereof minutes have been made and signed or upon a direction of a specified percentage of Noteholders, even though it may subsequently be found that there was some defect in the constitution of the Meeting or the passing of the resolution or the making of the directions or that for any reason the resolution purporting to be a Written Resolution or to have been passed at any Meeting or the making of the directions was not signed by the proper persons or was not valid or binding upon the Noteholders.

        14.1.4 Certificates of other parties to the Documents: The Note Trustee shall be entitled to call for and rely upon a certificate, reasonably believed by it to be genuine, of:

                (a) any of the parties to any of the Documents, in respect of every matter and circumstance for which a certificate is expressly provided for under the Security Documents, the Conditions or the other Documents; and

                (b) the Auditors or, if applicable, the liquidator (if any) of the Issuing Entity as to the amounts to be paid to Secured Creditors in accordance with the order of priority of application of amounts prior to and following enforcement provided in the relevant Note Trust Deed Supplement, as sufficient evidence thereof, and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability or inconvenience that may be occasioned by its failing to do so.

        14.1.5 Note Trustee not responsible for investigations: The Note Trustee shall not be responsible for, or for investigating any matter which is the subject of, any recital, statement, representation, warranty or covenant of any person contained in the Security Documents, the other Documents, the Notes or any other agreement or document relating to the transactions herein or therein contemplated or for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence thereof and shall assume the accuracy and correctness thereof nor shall the Note Trustee, by execution of the Security Documents, be deemed to make any representation as to the validity, sufficiency or enforceability of either the whole or any part of the Security.

        14.1.6 No Liability as a result of the delivery of a certificate: The Note Trustee shall have no liability whatsoever for any Liability directly or indirectly suffered or incurred by the Issuing Entity, any Secured Creditor or any other person as a result of any determination made by it as to material prejudice pursuant to Clause 14.2.1 (Note Trustee's determination) on the basis of an opinion formed by it in good faith.

        14.1.7 Notes held by the Issuing Entity: in the absence of knowledge or express notice to the contrary, the Note Trustee may assume without enquiry (other than requesting a certificate of the Issuing Entity), that no Notes are for the time being held by or for the benefit of the Issuing Entity.

        14.1.8 Entry on the Register: The Note Trustee shall not be liable to the Issuing Entity or any Noteholder by reason of having accepted as valid or not having rejected any entry on a Register which is later found to be forged or not authentic and can assume for all purposes in relation hereto that any entry on a Register is correct.

        14.1.9  Events of Default: Except to the extent required pursuant to
                Section 315(b) of the TIA, the Note Trustee shall not be bound to give any notice to any person, unless required by the terms of the Security Documents, or to take any steps to ascertain whether any Event of Default or Potential Event of Default has happened and, until it shall have actual knowledge or express notice to the contrary, the Note Trustee shall be entitled to assume that no such Event of Default or Potential Event of Default has happened and that the Issuing Entity is observing and performing all the obligations on its part contained in the Notes and under the Security Documents and the other Documents and no event has happened as a consequence of which any of the Notes may become repayable.

        14.1.10 Legal Opinions: The Note Trustee shall not be responsible to any person for failing to request, require or receive any legal opinion relating to any Notes or for checking or commenting upon the content of any such legal opinion.

        14.1.11 Programme Limit: The Note Trustee shall not be concerned, and need not enquire, as to whether or not any Notes are issued in breach of the Programme Limit.

        14.1.12 Note Trustee not Responsible: The Note Trustee shall not be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of any Document and shall not be liable for any failure to obtain any rating of Notes (where required), any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this Note Trust Deed or any other document relating thereto. In addition, subject to Clause 14.6 (Note Trustee's Liability) below, the Note Trustee shall not be responsible for the effect of the exercise of any of its powers, duties and discretions thereunder.

        14.1.13 Freedom to Refrain: Notwithstanding anything else contained in the Security Documents or the other Documents, the Note Trustee may refrain from doing anything which would or might in its opinion be contrary to any law of any jurisdiction or any directive or regulation of any agency or any state of which would or might otherwise render it liable to any person and may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

        14.1.14 Right to Deduct or Withhold: Notwithstanding anything contained in the Security Documents or any of the other Documents, to the extent required by any applicable law, if the Note Trustee is or will be required to make any deduction or withholding from any distribution or payment made by it under the Security Documents or if the Note Trustee is or will be otherwise charged to, or is or may become liable to, tax (excluding, for the purposes of this Clause 14.1.14, VAT and any tax on its profits) as a consequence of performing its duties under the Security Documents or the other Documents whether as principal, agent or otherwise, and whether by reason of any assessment, prospective assessment or other imposition of liability to taxation of whatsoever nature and whensoever made upon the Note Trustee, and whether in connection with or arising from any sums received or distributed by it or to which it may be entitled under the Security Documents (other than in connection with its remuneration as provided for herein or its profits) or any investments or deposits from time to time representing the same, including any income or gains arising therefrom or any action of the Note Trustee in connection with the trusts of this Note Trust Deed (other than the remuneration herein specified or its profits) or otherwise, then the Note Trustee shall notify the Issuing Entity of such requirement prior to making the proposed retention and thereafter shall be entitled to make such deduction or withholding or, as the case may be, to retain out of sums received by it an amount sufficient to discharge any liability to tax (excluding VAT and any tax on its profits) which relates to sums so received or distributed or to discharge any such other liability of the Note Trustee to such tax from the funds held by the Note Trustee upon the trusts of the Security Documents.

        14.1.15 Advice regarding Market Practice: The Note Trustee may rely and act upon the advice of an internationally recognised investment bank when having regard to the then current market practice or any other matter which falls within the Conditions and shall not be responsible for any loss occasioned by so acting.

        14.1.16 Information: It is a term of the trusts created in this Note Trust Deed, that, except where expressly provided otherwise, the Note Trustee receives any information provided to it for information purposes only and the Note Trustee will not and is not expected routinely to review or monitor such information.

        14.1.17 Reports by Note Trustee to Noteholders: Within sixty days after the end of the calendar year following the date on which this deed is required to be qualified under the TIA, the Note Trustee shall deliver to each Noteholder a brief report dated as of such that complies with Section 313(a) of the TIA. The Note Trustee also shall comply with Sections 313(b), (c) and (d) of the TIA. Reports delivered pursuant to this Clause 14.1.17 shall be transmitted by mail to all Noteholders, as the names and addresses of such Noteholders appear upon the Register.

        14.1.18 Preferential collection of claims against the Issuing Entity:
                The Note Trustee shall comply with Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Note Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein. The provisions of Section 311 of the TIA shall apply to the Issuing Entity as the obligor of the Notes.

14.2    NOTE TRUSTEE'S POWERS AND DUTIES

        14.2.1 Note Trustee's determination: The Note Trustee may determine whether or not a default in the performance or observance by the Issuing Entity of any obligation under the provisions of the Security Documents or contained in the Notes or any other Documents is capable of remedy and/or materially prejudicial to the interests of the Noteholders and if the Note Trustee shall certify that any such default is, in its opinion, not capable of remedy and/or materially prejudicial to the interests of the Noteholders such certificate shall be conclusive and binding upon the Issuing Entity and the Secured Creditors.

        14.2.2 Duties of the Note Trustee: Notwithstanding any additional duties imposed on the Note Trustee under this Deed, the Trustee Acts or otherwise, if an Event of Default has occurred and is continuing, the Note Trustee shall exercise the rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs (having regard to the provisions of the Security Documents).

        14.2.3 Determination of questions: The Note Trustee as between itself and the other Secured Creditors shall have full power to determine all questions and doubts arising in relation to any of the provisions of the Security Documents and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Note Trustee, shall be conclusive and shall bind the Note Trustee and the other Secured Creditors.

        14.2.4 Note Trustee's discretion: The Note Trustee shall (save as expressly otherwise provided herein) as regards all the trusts, powers, authorities and discretions vested in it by the Security Documents or by operation of law have absolute and uncontrolled discretion as to the exercise or non exercise thereof and the Note Trustee shall not be responsible for any Liability that may result from the exercise or non exercise thereof but, whenever the Note Trustee is under the provisions of the Security Documents bound to act at the request or direction of the Noteholders, the Note Trustee shall nevertheless not be so bound unless first indemnified and/or provided with security to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and Liabilities which it may incur by so doing. Without limiting the general statement above, the Note Trustee may refrain from taking any action in any jurisdiction if the taking of such action in that jurisdiction would, in its opinion based upon legal advice in the relevant jurisdiction, be contrary to any law of that jurisdiction or, to the extent applicable, of England. Furthermore, the Note Trustee may also refrain from taking such action if it would otherwise render it liable to any person in that jurisdiction or England or if, in its opinion based upon such legal advice, it would not have the power to do the relevant thing in that jurisdiction by virtue of any applicable law in that jurisdiction or in England or if it is determined by any court or other competent authority in that jurisdiction or in England that it does not have such power.

        14.2.5 Note Trustee's consent: Any consent given by the Note Trustee for the purposes of the Security Documents, the Notes and the other Documents may be given on such terms and subject to such conditions (if any) as the Note Trustee may require and (notwithstanding any provision to the contrary) may be given retrospectively.

        14.2.6 Conversion of currency: Where it is necessary or desirable for any purpose in connection with the Security Documents to convert any sum from one currency to another it shall (unless otherwise provided by the Security Documents or required by law) be converted at such rate(s) of exchange, in accordance with such method and as at such date for the determination of such rate(s) of exchange as may be specified by the Note Trustee in its absolute discretion as relevant and any rate of exchange, method and date so specified shall be binding on the Issuing Entity, the Noteholders and the other Secured Creditors.

        14.2.7 Application of proceeds: The Note Trustee shall not be responsible for the receipt or application by the Issuing Entity of the proceeds of the issue of the Notes, the exchange of any Global Note Certificate for Individual Note Certificates or the delivery of any Note or Note Certificate to the persons entitled to them.

        14.2.8 Agents: The Note Trustee may, in the conduct of the trusts created pursuant to the Security Documents instead of acting personally, employ and pay an agent on any terms, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Note Trustee (including the receipt and payment of money) and, if the Note Trustee exercises due care in selecting any such person, the Note Trustee shall not be responsible for any Liability incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of, and shall not in any way or to any extent be responsible for any Liability incurred by any misconduct or default on the part of, any such person.

        14.2.9 Delegation: The Note Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by the Security Documents, act by responsible officer(s) for the time being of the Note Trustee and the Note Trustee may also whenever it thinks fit, whether by power of attorney or otherwise, delegate to any person(s) or fluctuating body of persons (whether being a joint trustee of this Note Trust Deed or not) all or any of the trusts, powers, authorities and discretions vested in it by the Security Documents and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub delegate with the consent of the Note Trustee) as the Note Trustee may think fit in the interests of the Noteholders and, if the Note Trustee exercises due care in selecting any such person, the Note Trustee shall not be bound to supervise the proceedings or acts of and shall not in any way or to any extent be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of such delegate or sub-delegate;

        14.2.10 Custodians and nominees: The Note Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trust as the Note Trustee may determine, including for the purpose of depositing with a custodian this Note Trust Deed or any other Documents and the Note Trustee shall not be responsible for any Liability incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person; the Note Trustee is not obliged to appoint a custodian if the Note Trustee invests in securities payable to bearer;

        14.2.11 Confidential information: The Note Trustee shall not (unless required by law or ordered so to do by a court of competent jurisdiction) be required to disclose to any Noteholder confidential information or other information made available to the Note Trustee by the Issuing Entity in connection with the Documents and no Noteholder shall be entitled to take any action to obtain from the Note Trustee any such information.

        14.2.12 Noteholders as a Class: Without prejudice to the provisions of Clause 14.2.13 (Consideration of the interests of the Noteholders and the other Secured Creditors) whenever in the Security Documents the Note Trustee is required in connection with any exercise of its powers, trusts, authorities or discretions to have regard to the interests of the Noteholders, it shall have regard to the interests of the Noteholders as a Class. Where, in the opinion of the Note Trustee there is a conflict between the interests of holders of any of the Classes of Notes of a particular Series, the Note Trustee shall in the exercise of its duties, powers and discretions, have regard solely to the interests of the holders of the Most Senior Class of Notes outstanding PROVIDED THAT where, in the opinion of the Note Trustee, there is a conflict between the interests of holders of two or more Sub-Classes of Notes of the Most Senior Class then outstanding, the Note Trustee shall in the exercise of its duties, powers and discretions, have regard solely to the interests of the holders of the Sub-Class of Notes of the Most Senior Class then outstanding with the greatest Principal Amount Outstanding. The Note Trustee shall not be obliged to have regard to the consequences (including the tax consequences) of such exercise for any individual Noteholder resulting from his or its being for any purpose domiciled or resident in, or otherwise connected in any way with, or subject to the jurisdiction of, any particular territory or taxing jurisdiction;

        14.2.13 Consideration of the interests of the Noteholders and the other Secured Creditors: The Note Trustee shall, as regards all the powers, trusts, authorities, duties and discretions vested in it by the Security Documents, the other Documents or the Notes, except where expressly provided otherwise, have regard to the interests of both the Noteholders and the other Secured Creditors, but if, in the Note Trustee's sole opinion, there is a conflict between their interests, it will have regard solely to the interests of the Noteholders and no other Secured Creditor shall have any claim against the Note Trustee for so doing;

        14.2.14 Determination of material prejudice: For the purposes of exercising any power, trust, authority, duty or discretion under or in relation to the Notes, the Security Documents or any of the other Documents, if each Rating Agency has affirmed that the then current rating of the Notes would not be adversely affected by such exercise (in this Clause 14.2.14 only, a "RATINGS AFFIRMATION"), the Note

                Trustee, in considering whether such exercise is materially prejudicial to the interests of the Noteholders (in this Clause
                14.2.14 only, the "NO MATERIAL PREJUDICE TEST"), shall be entitled to take into account such Rating Affirmation provided that the Note Trustee shall continue to be responsible for taking into account, for the purpose of the No Material Prejudice Test, such other matters as it considers to be relevant to such No Material Prejudice Test.

        14.2.15 No obligation to monitor performance: The Note Trustee shall be under no obligation to monitor or supervise the performance by the Issuing Entity or any of the other Transaction Parties of their respective obligations under the Documents or under the Notes or any other agreement or document relating to the transactions herein or therein contemplated and shall be entitled, in the absence of actual knowledge of a breach of obligation, to assume that each such person is properly performing and complying with its obligations and that no Event of Default, or Potential Event of Default has occurred, unless it receives express notice to the contrary;

        14.2.16 Maintenance of Rating: The Note Trustee shall not be responsible for the maintenance of the Ratings, for the consequence on any Rating of any exercise of its duties, powers and discretions or for the obtaining or maintaining of any listing in respect of the Notes.

        14.2.17 Responsibility for determination of certain matters: The Note Trustee acknowledges that the Agent Bank is responsible, pursuant to the Conditions for determining the amount of principal and interest payable in respect of each Series of Notes and the Note Trustee shall have no responsibility to recalculate any such amounts. If the Agent Bank does not at any time for any reason determine such amounts, the Note Trustee may so determine the same and such calculation shall be deemed to have been made by the Agent Bank pursuant to the Conditions and the Note Trustee shall have no Liability in respect thereof other than as a result of the wilful default, negligence or fraud of the Note Trustee;

        14.2.18 Reliance on certification of clearing system: The Note Trustee may call for any certificate or other document issued by Euroclear, Clearstream, DTC or any other relevant clearing system in relation to any matter. Any such certificate or other document shall, in the absence of manifest error, be conclusive and binding for all purposes. Any such certificate or other document may comprise any form of statement or print out of electronic records provided by the relevant clearing system (including Euroclear's EUCLID or Clearstream's Cedom system) in accordance with its usual procedures and in which the holder of a particular principal or nominal amount of the Notes is clearly identified together with the amount of such holding. The Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by Euroclear, Clearstream, DTC or any other relevant clearing system and subsequently found to be forged or not authentic.

14.3    FINANCIAL MATTERS

        14.3.1 Professional charges: Any Note Trustee being a banker, lawyer, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his partner or firm on matters arising in connection with the trusts of the Security Documents and also his properly incurred charges in addition to disbursements for all other work and business done and all time spent by him or his partner or firm on matters arising in connection with the Security Documents, including matters which might or should have been attended to in person by a trustee not being a banker, lawyer, broker or other professional person.

        14.3.2 Expenditure by the Note Trustee: Nothing contained in the Security Documents or the other Documents shall require the Note Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any right, power, authority or discretion hereunder if it has grounds for believing that the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

        14.3.3 Note Trustee may enter into financial transactions with the Issuing Entity and Secured Creditors: No Note Trustee and no director or officer of any corporation being a Note Trustee hereof shall by reason of the fiduciary position of such Note Trustee be in any way precluded from making any contracts or entering into any transactions in the ordinary course of business with (a) the Issuing Entity or any person or body corporate directly or indirectly associated with the Issuing Entity or (b) any Secured Creditor or any person or body corporate directly or indirectly associated with any Secured Creditor, or from accepting the trusteeship of any other debenture stock, debentures or securities of the Issuing Entity or any person or body corporate directly or indirectly associated with the Issuing Entity or a Secured Creditor or its affiliates and neither the Note Trustee nor any such director or officer shall be accountable to the Noteholders, the Issuing Entity, any Secured Creditor or any person or body corporate directly or indirectly associated with any of them for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions and the Note Trustee and any such director or officer shall also be at liberty to retain the same for its or his own benefit.

        14.3.4 Note Trustee not accountable for profits: Neither the Note Trustee nor any company associated with it nor any director or officer of any corporation being a Note Trustee shall be accountable to the Noteholders, the other Secured Creditors, the Issuing Entity or any other Transaction Party or any person or body corporate directly or indirectly associated with the Issuing Entity or any such other Transaction Party for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from (i) any contracts or transactions referred to in paragraph 6 (Services non-exclusive) of the Common Terms and the Note Trustee and any such director or officer shall also be at liberty to retain the same for its or his own benefit; and (ii) the deposit of moneys with any company associated with it which is a bank save that the Note Trustee shall account for the standard amount of interest paid by it to a standard customer in respect of a deposit of the type made.

        14.3.5 Noteholder appraisal of financial condition: Each Noteholder and each other Secured Creditor shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Issuing Entity and the Note Trustee shall not at any time have any responsibility for any such appraisal or investigation and no Noteholder or other Secured Creditors shall rely on the Note Trustee in respect thereof.

14.4    MATTERS RELATING TO SECURITY

        14.4.1 Reliance on title to the Security: The Note Trustee may accept without investigation, requisition or objection such right and title as the Issuing Entity may have to any of the Secured Property and the other Security created in favour of the Note Trustee by the Security Documents and shall not be bound or concerned to examine or enquire into or be liable for any defect or failure in the right or title of the Issuing Entity to all or any of the Secured Property whether such defect or failure was known to the Note Trustee or might have been discovered upon examination or enquiry and whether capable of remedy or not.

        14.4.2 Registration and perfection of the Security: The Note Trustee shall not be liable for any failure, omission or defect in perfecting, protecting or further assuring the Security including:

                (a) any failure, omission or defect in registering or filing or procuring registration or filing of, or otherwise protecting or perfecting the Security or the priority thereof or the right or title of any person in or to the assets comprised in the Security; and

                (b) any failure or omission to require any further assurances in relation to the Security.

        14.4.3 Adequacy of the Security: The Note Trustee shall not be responsible for any unsuitability, inadequacy or unfitness of any Secured Property as security for the Secured Obligations and shall not be obliged to make any investigation into, and shall be entitled to assume, the suitability, adequacy and fitness of the Secured Property as security for the Secured Obligations.

        14.4.4 Monitoring: The Note Trustee shall not be responsible for investigating, monitoring or supervising the observance or performance by any person in respect of the Secured Property or otherwise.

        14.4.5 No responsibility for Security: The Note Trustee shall not be responsible for any Liabilities occasioned to the Security however caused, whether by an act or omission of the Issuing Entity or any other party to the Documents or any other person (including any bank, broker, depositary or other intermediary or any clearing system or operator thereof) acting in accordance with or contrary to the provisions of any of the Documents or otherwise and irrespective of whether the Security is held by or to the order of any of such persons, unless such loss is caused by a Breach of Duty of the Note Trustee;

        14.4.6 Insurance: Without prejudice to the provisions of any Document relating to insurance, the Note Trustee shall not be under any obligation to insure any of the Security or any deeds or documents of title or other evidence in respect of the Security or to require any other person to maintain any such insurance or monitor the adequacy of any such insurance and shall not be responsible for any Liability which may be suffered by any person as a result of the lack of or inadequacy of any such insurance.

        14.4.7 Depreciation in value: Until the delivery of an Enforcement Notice, the moneys standing to the credit of any account comprised in the Secured Property shall be dealt with in accordance with the provisions of the Documents and the Note Trustee shall not be responsible in such circumstances or at any other time for any Liability suffered by any person, whether by reason of depreciation in value or by fluctuation in exchange rates or otherwise, unless such Liability is by reason of a Breach of Duty of the Note Trustee.

        14.4.8 No liability for loss: The Note Trustee will not be liable for any decline in the value nor any loss realised upon any sale or other disposition pursuant to the Security Documents of, any of the Secured Property. In particular and without limitation, the Note Trustee shall not be liable for any such decline or loss directly or indirectly arising from its acting or failing to act as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with the Security Documents and the Conditions.

        14.4.9 Liability to Tax: The Note Trustee shall have no responsibility whatsoever to the Issuing Entity, any Noteholder or other Secured Creditors as regards any deficiency which might arise because the Note Trustee is subject to any Tax in respect of all or any of the Secured Property, the income therefrom or the proceeds thereof.

        14.4.10 Responsibility: The Note Trustee shall not be responsible for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or suitability of any Note or other documents entered into in connection therewith, nor shall it be responsible or liable to any person because of any invalidity of any provisions of such documents or the unenforceability thereof, whether arising from statute, law or decision of any court. The Note Trustee shall not have any responsibility for, or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

                (a) the nature, status, creditworthiness or solvency of the Transferor, the Issuing Entity or any Cardholder or any other person or entity who has at any time provided any security or support whether by way of guarantee, charge or otherwise in respect of any advance made to the Transferor, the Issuing Entity or any Cardholder;

                (b) the execution, legality, validity, adequacy, admissibility in evidence or enforceability of the Notes or any other document entered into in connection therewith;

                (c) the title, ownership, value, sufficiency or existence of any Receivables;

                (d) the scope or accuracy of any representations, warranties or statements made by or on behalf of any Cardholder in any application for any advance or any document entered into in connection therewith;

                (e) the performance or observance by any party of any provisions of the Note or in any document entered into in connection therewith or the fulfilment or satisfaction of any conditions contained therein or relating thereto or as to the existence or occurrence at any time of any Event of Default or Potential Event of Default or similar event contained therein or waiver or consent which has at any time been granted in relation to any of the foregoing;

                (f) the registration, filing, protection or perfection of any assignment or security interest or the priority of the security thereby created;

                (g) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection herewith;

                (h) the suitability, adequacy or sufficiency of any Credit Card Guidelines operated by a Transferor and any arrears and enforcement procedures operated by a Transferor;

                (i) the failure by a Transferor, MTN Issuing Entity or the Servicer to obtain or comply with any licence, consent or other authority in connection with the origination, sale, purchase or administration of any of the Receivables or the failure to effect or procure registration of or to give notice to any person in relation to the Receivables Securitisation Agreement or other Documents or otherwise protect interests in, and/or the security created or purported to be created by or pursuant to any of the Receivables or other documents entered into connection therewith;

                (j) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of the Documents or any other document;

                (k) any accounts, books, records or files maintained by the MTN Issuing Entity, the Receivables Trustee, a Transferor or any other person in respect of any of the Receivables;

                (l) any other matter or thing relating to or in any way connected with any Receivables or any document entered into in connection therewith, whether or not similar to the foregoing;

                (m) obtaining insurance for any of the security constituted by this Note Trust Deed or any deeds or documents of title or other evidence in respect thereof and shall not be responsible for any loss, expense or liability which may be suffered as a result of the lack of or inadequacy of any such insurance; or

                (n) any deficiency in amounts payable to Noteholders by virtue of the Note Trustee being liable to tax or obliged to deduct tax in respect of sums received, held or paid out by it under the Documents.

        14.4.11 No duty to creditors except payment: In acting as Note Trustee under the Security Documents, the Note Trustee shall not assume any duty or responsibility toward any Secured Creditors (other than the Noteholders) other than to pay to any such party any moneys received and payable to it in accordance with the order of priority of payments prior to and post enforcement and, in the exercise of its trusts, powers, authorities, duties and discretions hereunder, it shall (except where expressly provided otherwise) have regard solely to the interests of the Noteholders and shall not be required to have regard to the interests of any other Secured Creditor or any other person (including, without limitation, to enforce or realise the Security), in the case of any such other Secured Creditor, whilst any amount remains owing to any Noteholder and, in the case of any other person, at any time.

        14.4.12 Secured Creditor Instructions: Where in the exercise of its trusts, powers, authorities, duties and discretions hereunder, the Note Trustee is required to have regard to the interests of any Secured Creditor (other than the Noteholders) the Note Trustee shall be entitled to request, and rely without further enquiry upon, a certificate signed by the relevant Secured Creditor certifying that such exercise will not be materially prejudicial to the interests of such Secured Creditor and the Note Trustee shall not be responsible for any loss that may be occasioned by acting on such certificate.

        14.4.13 No responsibility to monitor Notes: The Note Trustee shall not be responsible for monitoring whether an Event of Default or Potential Event of Default has occurred and shall have no obligation to give an Enforcement Notice or to procure the giving of such, or to instruct any party to give such a notice or to act in any way, unless it has been instructed in accordance with Clause 12.2 (Enforcement Notice) and indemnified in accordance with Clause 15 (Costs and Expenses).

        14.4.14 Interests of Swap Counterparty and other Agents: In acting as Note Trustee under this Note Trust Deed, the Note Trustee shall not assume any duty or responsibility to any Swap Counterparty, custodian or Paying Agent (other than to pay to any such party any moneys received and payable to it and to act in accordance with the provisions of Condition 3 (Status, Security and Priority of

                Payments)) and shall have regard solely to the interests of the Noteholders of any Series, or as the case may be, all Series. In addition, the Note Trustee need not make any investigation into the creditworthiness of any Swap Counterparty or into the validity of any such party's obligations in respect of any of the Secured Property (including, without limitation, whether the cashflows in respect of the Secured Property relating to any Notes are matched).

        14.4.15 Certification: The Note Trustee may call for and accept as sufficient evidence of the existence and amount of any termination payment or other amounts due in accordance with the terms of the Swap Agreement a certificate to that effect signed by an authorised signatory or a director of the relevant Swap Counterparty and the Note Trustee shall not be bound to call for further evidence and shall not be responsible for any loss that may be occasioned by acting on any such certificate.

        14.4.16 Entry into possession: Without prejudice to the generality of this Clause 14, entry into possession of the Secured Property or any part thereof shall not render the Note Trustee or the Receiver liable to account as mortgagee in possession or liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable.

        14.4.17 Going out of possession: Without prejudice and subject to the terms and conditions of this Note Trust Deed, if and whenever the Note Trustee or the Receiver enters into possession of the Secured Property, it shall be entitled at any time at its discretion to go out of such possession.

        14.4.18 No obligation for payments: The Note Trustee shall not have any duty to ensure that any payment or other financial benefit in respect of any of the Secured Property is duly and punctually paid, received or collected as and when the same becomes due and payable or to secure that the correct amounts (if any) are paid or received.

14.5    DISAPPLICATION

        Without prejudice to Clause 14.6 (Note Trustee's liability) below,
        Section 1 of the Trustee Act 2000 shall not apply to the duties of the Note Trustee in relation to the trusts constituted by the Security Documents. Where there are any inconsistencies between the Trustee Acts and the provisions of the Security Documents, the provisions of the Security Documents shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of the Security Documents shall constitute a restriction or exclusion for the purposes of that Act.

14.6    NOTE TRUSTEE'S LIABILITY

        None of the provisions of the Security Documents shall in any case in which the Note Trustee has failed to show the degree of care and diligence required of it as Note Trustee, having regard to the provisions of the Security Documents conferring on the Note Trustee any powers, authorities or discretions (i) exempt the Note Trustee from or indemnify it against any liability for breach of trust or any Liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, wilful default or fraud of which it may be guilty in relation to its duties under the Security Documents or (ii) relieve the Note Trustee from liability for its own negligence, wilful default or fraud except as permitted in Section 315(d) of the TIA, or Section 192 of the Companies Act 1985 (as applicable).


15.     COSTS AND EXPENSES

15.1    REMUNERATION

        15.1.1 Normal remuneration: The Issuing Entity shall pay to the Note Trustee remuneration for its services as Note Trustee as from the initial Issue Date, such remuneration to be at such rate as may from time to time be agreed between the Issuing Entity and the Note Trustee. Such remuneration shall accrue from day to day and be payable in accordance with the order of priority of payments prior to and post enforcement until the trusts of the Security Documents are discharged.

        15.1.2 Extra remuneration: In the event of the occurrence of an Event of Default or a Potential Event of Default or the Note Trustee considering it expedient or necessary or being requested by the Issuing Entity to undertake duties which the Note Trustee and the Issuing Entity agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this Note Trust Deed, the Issuing Entity shall pay to the Note Trustee such additional remuneration as shall be agreed between them.

        15.1.3 Reduction in Remuneration: The rate of remuneration in force from time to time may, upon the final redemption of the whole of the Notes of a Class, be reduced by an amount as may from time to time be agreed between the Issuing Entity and Note Trustee. Such reduction in remuneration shall be calculated from the date following such final redemption.

        15.1.4 Failure to agree: In the event of the Note Trustee and the Issuing Entity failing to agree:

                (a) (in a case to which Clauses 15.1.1 or 15.1.3 apply) upon the amount of the remuneration; or

                (b) (in a case to which Clause 15.1.2 applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under the Security Documents, or upon such additional remuneration, such matters shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Note Trustee and approved by the Issuing Entity or, failing such approval, nominated (on the application of the Note Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such investment bank being payable by the Issuing Entity) and the determination of any such investment bank shall be final and binding upon the Note Trustee and the Issuing Entity.


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


        15.1.5 Expenses: The Issuing Entity shall also pay or discharge all properly incurred and duly documented costs, charges and expenses incurred by the Note Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, the Security Documents and the other Documents, including but not limited to legal and travelling expenses and any stamp, issue, registration, documentary and other similar taxes (excluding, for the avoidance of doubt, VAT which shall be dealt with in accordance with paragraph 22 (VAT) of the Common Terms) or duties paid or payable by the Note Trustee in connection with any action taken or contemplated by or on behalf of the Note Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, the Security Documents and the other Documents.

        15.1.6 Reimbursement: As full reimbursement for any costs and expenses incurred by it in connection with its activities in respect of
                (i) a particular Series, the Issuing Entity prior to the service of an Enforcement Notice, and the Note Trustee thereafter, shall be entitled to utilise Secured Property in respect of each Series allocated to the Secured Creditors for the relevant Series to meet such costs and expenses attributable solely to a particular Series with respect to each Interest Period, solely to the extent of Secured Property allocable with respect thereto as provided in this Note Trust Deed, any Note Trust Deed Supplement and the relevant Conditions, on the related Distribution Date for such Series (which shall include all sums due to the Note Trustee under Clause 13 (Application of Moneys)) and, (ii) some or all Series, the Issuing Entity prior to the service of an Enforcement Notice, and the Note Trustee thereafter, shall be entitled to use Secured Property in respect of those Series allocated to the Secured Creditors for each Series to meet such costs and expenses attributable to those Series with respect to each Interest Period, solely to the extent of Secured Property allocable with respect thereto as provided in this Note Trust Deed, any Note Trust Deed Supplement and the relevant Conditions, on the related Distribution Date for each Series. The amount of any reimbursement for its activities as the Issuing Entity will be determined in accordance with the relevant Note Trust Deed Supplement for each Series. For the avoidance of any doubt, the amounts due to the Note Trustee under Clause 13 (Application of Moneys) shall be considered expenses of the Issuing Entity and will be allocated to the particular Series the Note Trustee is owed an amount in respect of (if this is capable of calculation).

        15.1.7 Indemnity: The Issuing Entity covenants with and undertakes to the Note Trustee to indemnify the Note Trustee on demand against any Liabilities which are incurred by the Note Trustee, any Receiver or any Appointee in, or in connection with, (except insofar as the same are incurred because of a Breach of Duty of the Note Trustee, Receiver or Appointee):

                (a)     the performance of the terms of the Security Documents;

                (b) anything done or purported to be done by the Note Trustee, any Appointee or the Receiver in relation to the Secured Property or under the Security Documents or any other Document;

                (c) the exercise or attempted exercise by or on behalf of the Note Trustee, any Appointee or the Receiver of any of the powers of the Note Trustee, any Appointee or the Receiver or any other action taken by or on behalf of the Note Trustee with a view to or in connection with enforcing any obligations of the Issuing Entity or any other person under any Document or the recovery by the Note Trustee, any Appointee or the Receiver from the Issuing Entity of the Secured Obligations;

                (d) any payment made in respect of the Secured Obligations (whether by the Issuing Entity or any other person) which is subsequently impeached or declared void for any reason whatsoever; or

                (e) the Note Trustee being held to be, or treated as, or being deemed to be a creditor for the purposes of the Consumer Credit Act 1974 in respect of a Regulated Agreement (as defined in the Consumer Credit Act 1974).

        15.1.8 Priority of Indemnity: The Note Trustee and the Receiver shall (save where the Note Trustee has incurred liability because of a Breach of Duty) be entitled to be indemnified out of the Secured Property against all actions, Liabilities payable pursuant to Clause 15.1.7 (Indemnity), proceedings (or threats of actions or proceedings) costs, claims and demands in respect of any matter or thing in any way omitted or done in any way in relation to the Security Documents in accordance with the order of priority of payments prior to and post enforcement as referred to in Clause 13.1 (Application of moneys) and in the relevant Note Trust Deed Supplement and the Note Trustee may retain and pay out of the moneys in its hands arising from the Secured Property all sums necessary to effect such indemnity.

        15.1.9 Payment of amounts due: All amounts due and payable pursuant to sub-clauses 15.1.5 (Expenses) and 15.1.7 (Indemnity) shall be payable by the Issuing Entity on the date specified in a demand by the Note Trustee; the rate of interest applicable to such payments shall be one per cent. per annum above the base rate from time to time of Barclays Bank PLC and interest shall accrue:

                (a) in the case of payments made by the Note Trustee prior to the date of the demand, from the date on which the payment was made or such later date as specified in such demand;

                (b) in the case of payments made by the Note Trustee on or after the date of the demand, from the date specified in such demand, which date shall not be a date earlier than the date such payments are made.

                  All remuneration payable to the Note Trustee shall carry interest at the rate specified in this Clause 15.1.9 from the due date thereof.


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



        15.1.10 Apportionment of expenses: The Note Trustee shall apportion the costs, charges, expenses and liabilities incurred by the Note Trustee in the preparation and execution of the trusts of the Security Documents (including remuneration of the Note Trustee) between the several Series of Notes in such manner and in such amounts as it shall, in its absolute discretion, consider appropriate.

        15.1.11 Discharges: Unless otherwise specifically stated in any discharge of the Security Documents the provisions of this Clause 15.1 shall continue in full force and effect notwithstanding such discharge.

        15.1.12 Payments: All payments to be made by the Issuing Entity to the Note Trustee under the Security Documents shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within any relevant jurisdiction or any authority therein or thereof having power to tax, unless such withholding or deduction is required by law. In that event, the Issuing Entity shall pay such additional amounts as are necessary to ensure that the Note Trustee receives such amounts as would have been received by it had no such withholding or deduction been required.

        15.1.13 VAT: All sums payable by the Issuing Entity to the Note Trustee under this Note Trust Deed shall be deemed to be exclusive of any VAT chargeable on any supply by the Note Trustee for which that sum is the consideration (in whole or in part) for VAT purposes. Where, under the terms of this Note Trust Deed, the Note Trustee makes a supply to the Issuing Entity for VAT purposes and VAT is or becomes chargeable on such supply for which the Note Trustee is required to account to HM Revenue and Customs, the Issuing Entity shall pay an amount to the Note Trustee equal to that VAT (in addition to and at the same time as paying or providing any other consideration for such supply).

15.2    EXCHANGE RATE INDEMNITY

        15.2.1 Currency of Account and Payment: Unless otherwise specified in any relevant Note Trust Deed Supplement, the Contractual Currency will be the sole currency of account and payment for all sums (including damages) payable by the Issuing Entity under or in connection with the Security Documents, the other Documents and the Notes.

        15.2.2 Extent of Discharge: An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding up or dissolution of the Issuing Entity or otherwise) by the Note Trustee or any Noteholder in respect of any sum expressed to be due to it from the Issuing Entity will only discharge the Issuing Entity to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).


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


        15.2.3 Indemnity: If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under the Security Documents, the Issuing Entity will indemnify the Note Trustee against any Liability sustained by it as a result. In any event, the Issuing Entity will indemnify the Note Trustee against the cost of making any such purchase.

15.3    INDEMNITIES SEPARATE

        The indemnities in this Clause 15 constitute separate and independent obligations from the other obligations in this Note Trust Deed, will give rise to separate and independent causes of action (but, for the avoidance of doubt, are subject to paragraphs 8 (Non-Petition and Limited Recourse) and 10 (Obligations as Corporate Obligations) of the Common Terms), will apply irrespective of any indulgence granted by the Note Trustee and/or any Noteholder and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Note Trust Deed or the Notes or any other judgment or order and despite any termination of the other provisions of this Note Trust Deed. Any such Liability as referred to in Clause 15.2.3 (Indemnity) shall be deemed to constitute a Liability suffered by the Note Trustee and the Noteholders and no proof or evidence of any actual Liability shall be required by the Issuing Entity or its liquidator or liquidators.

16.     APPOINTMENT AND RETIREMENT

16.1    ELIGIBILITY AND DISQUALIFICATION

        This Note Trust Deed shall always have a Note Trustee which shall be eligible to act as Note Trustee under Sections 310(a)(1), 310(a)(2) and 310(a)(5) of the TIA. The Note Trustee shall have a combined capital and surplus of at least U.S.$150,000,000 as set forth in its most recent published annual report of condition. If the Note Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the TIA, the Note Trustee and the Issuing Entity shall comply with the provisions of Section 310(b) of the TIA PROVIDED, HOWEVER, THAT there shall be excluded from the operation of Section 310(b)(1) of the TIA any deed or deeds under which other securities or certificates of interest or participation in other securities of the Issuing Entity are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the TIA are met. If at any time the Note Trustee shall cease to be eligible in accordance with the provisions of this Clause 16.1, the Note Trustee shall resign promptly in the manner and with the effect specified in Clause 16.4 (Retirement of Note Trustees).

16.2    APPOINTMENT AND REMOVAL OF NOTE TRUSTEES

        The power of appointing new trustees of the Security Documents shall be vested in the Issuing Entity but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution of the Noteholders of all Series acting as one Class. A trust corporation may be appointed sole trustee hereof but subject thereto there shall be at least two trustees hereof at least one of which shall be a trust corporation. Any appointment of a new trustee hereof shall as soon as practicable thereafter be notified by the Issuing Entity to the Agents and the Noteholders. The Noteholders of all Series acting as one Class shall have the power, exercisable by Extraordinary Resolution, to remove any trustee or trustees for the time being hereof. The removal of any trustee

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


        shall not become effective unless there remains a Note Trustee hereof (being a trust corporation) in office after such removal.

16.3    CO-NOTE TRUSTEES

        Notwithstanding the provisions of Clause 16.2 (Appointment and removal of Note Trustees), the Note Trustee may, upon giving prior notice to the Issuing Entity but without the consent of the Issuing Entity or the Noteholders or anyone else, appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate trustee (if the Note Trustee shall not be qualified to act as such in such jurisdiction) or as a co-trustee jointly with the Note Trustee (in all other cases):

        16.3.1 if the Note Trustee considers such appointment to be in the interests of the Secured Creditors; or

        16.3.2 for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts are to be performed; or

        16.3.3 for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction either of a judgment already obtained or of the Security Documents or any other Document.

        The Issuing Entity hereby irrevocably appoints the Note Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of this Note Trust Deed) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by this Note Trust Deed) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Note Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Note Trustee may pay to any such person, together with any attributable costs, charges and expenses properly incurred by it in performing its function as such separate trustee or co-trustee shall for the purposes of this Note Trust Deed be treated as costs, charges and expenses incurred by the Note Trustee.

16.4    RETIREMENT OF NOTE TRUSTEES

        Any Note Trustee for the time being of the Security Documents may retire at any time upon giving not less than three calendar months' notice in writing to the Issuing Entity without assigning any reason therefor and without being responsible for any costs occasioned by such retirement. The retirement of any Note Trustee shall not become effective unless there remains a trustee hereof (being a trust corporation) in office after such retirement. The Issuing Entity hereby covenants that in the event of the only trustee hereof which is a trust corporation giving notice under this Clause 16.4 it shall use its best endeavours to procure a new trustee, being a trust corporation, to be appointed and if the Issuing Entity shall fail to appoint a successor within 60 days of the Note Trustee giving notice of resignation then, the Note Trustee shall be entitled to appoint forthwith a new trustee which meets the requirements of the Documents.



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16.5    COMPETENCE OF A MAJORITY OF NOTE TRUSTEES

        Whenever there shall be more than two trustees hereof the majority of such trustees shall (provided such majority includes a trust corporation) be competent to execute and exercise all the trusts, powers, authorities and discretions vested by the Security Documents in the Note Trustee generally.

16.6    POWERS ADDITIONAL

        The powers conferred by the Security Documents upon the Note Trustee shall be in addition to any powers which may from time to time be vested in it by general law or as the holder of any of the Notes.

16.7    ENTIRE AGREEMENT

        Except as specifically stated otherwise herein, this Note Trust Deed together with the relevant Note Trust Deed Supplement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Note Trust Deed together with the relevant Note Trust Deed Supplement. This Note Trust Deed may not be modified, amended, waived or supplemented except as provided herein.

16.8    MERGER AND INTEGRATION

        Any corporation into which the Note Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Note Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Note Trustee, shall be the successor of the Note Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Clause 16, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

17.     CERTIFICATES AND OPINIONS

17.1    CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT

        Upon any request or application by the Issuing Entity to the Note Trustee to take any action in relation to Clause 18 (Release of Security), the Issuing Entity shall furnish to the Note Trustee:

        17.1.1 an Officer's Certificate (which shall include the statements set forth in Clause 17.2 (Statements required in certificate and opinion) below) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Note Trust Deed relating to the proposed action have been complied with; and

        17.1.2 an Opinion of Counsel (which shall include the statements set forth in Clause 17.2 (Statements required in certificate and opinion) below) stating that, in the opinion of such counsel, all such conditions precedent, if any, provided for in this Note Trust Deed relating to the proposed action have been complied with.

17.2    STATEMENTS REQUIRED IN CERTIFICATE AND OPINION

        Each certificate and opinion with respect to compliance with a condition or covenant provided for in this Note Trust Deed shall include:

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


        17.2.1 a statement that the Person making such certificate or opinion has read such covenant or condition and the definitions relating thereto;

        17.2.2 a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        17.2.3 a statement that, in the opinion of such Person, it or he has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        17.2.4 a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with.

18.     RELEASE OF SECURITY

18.1    RELEASE OF SECURITY

        Except to the extent expressly provided in this Clause 18, the Note Trustee shall (at the request and cost of the Issuing Entity) execute and do all such deeds, act and things as may be reasonably necessary to reassign and release property from the security constituted by this Note Trust Deed as supplemented by the relevant Note Trust Deed Supplement either in respect of all Secured Property or in respect of Security created in respect of a particular Note Trust Deed Supplement, only upon receipt of a notice from the Issuing Entity accompanied by an Officer's Certificate (as described above), an Opinion of Counsel and Independent Certificates in accordance with Sections 314(c) and 314(d)(1) of the TIA or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates, provided that the Issuing Entity shall not be obliged to issue such notice:

        18.1.1 to release all Secured Property from the Security constituted by this Note Trust Deed and all relevant Note Trust Deed Supplements, where all outstanding Series of Notes have been repaid in full and no Noteholder has any further obligation to make any further subscription payment in respect of such Notes; or

        18.1.2 to release all secured property from the security constituted in respect of a particular Note Trust Deed Supplement, where the relevant outstanding Series of Notes issued pursuant to such Note Trust Deed Supplement have been repaid in full and no Noteholder under such Note Trust Deed Supplement has any further obligation to make any further subscription payment in respect of such Notes.

        Whenever any property is to be released from the Security constituted by this Note Trust Deed as supplemented by the relevant Note Trust Deed Supplement, the Issuing Entity shall also furnish to the Note Trustee an Officer's Certificate certifying that either 18.1.1 or 18.1.2 above is true, and that in the opinion of such Person the proposed release will not impair the Security under this Note Trust Deed or relevant Note Trust Deed Supplement in contravention of the provisions hereof.


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

18.2    FAIR VALUE CERTIFICATE

        Prior to the release of any security granted pursuant to this Note Trust Deed or any Note Trust Deed Supplement, the Issuing Entity shall, in addition to any obligation imposed in this Clause 18 or elsewhere in this Note Trust Deed, furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value to the Issuing Entity of the property in relation to which the security is to be so released. The officers so certifying may consult with, and may conclusively rely upon a certificate as to the fair value of such property provided to such officers by an internationally recognised financial institution with expertise in such matters.

        Whenever the Issuing Entity is required to furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in the preceding paragraph, the Issuing Entity shall also deliver to the Note Trustee an Independent Certificate as to the same matters, if the fair value to the Issuing Entity of the property to be so released and of all other such property made the basis of any such release since the commencement of the then current fiscal year of the Issuing Entity, as set forth in the certificates delivered pursuant to this Clause 18, is 10 per cent. or more of the Principal Amount Outstanding, but such a certificate need not be furnished with respect to any property so released if the fair value thereof to the Issuing Entity as set forth in the related Officers' Certificate is less than $25,000 or less than one per cent. of the Principal Amount Outstanding.

18.3    NO IMPAIRMENT CERTIFICATE

        Whenever any property is to be released from any Security granted pursuant to this Note Trust Deed or any Note Trust Deed Supplement, the Issuing Entity shall also furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate that in the opinion of such person the proposed release will not impair the security under this Note Trust Deed or any Note Trust Deed Supplement in contravention of the provisions hereof.

18.4    SAVINGS

        Notwithstanding anything to the contrary contained herein, the Issuing Entity may (a) collect, liquidate, sell or otherwise dispose of any of its property as and to the extent permitted or required by the Relevant Documents, (b) make cash payments out of the Issuing Entity Bank Accounts as and to the extent permitted or required by the Relevant Documents and (c) take any other action not inconsistent with the TIA.

19.     THIRD PARTY BENEFICIARIES

        This Note Trust Deed will enure to the benefit of and be binding upon the parties hereto, and, in respect of any Series, the Secured Creditors named in the relevant Note Trust Deed Supplement, and their respective successors and permitted assigns as Secured Creditors and beneficiaries of the Secured Property in respect of a relevant Series.

        To the extent specified in any relevant Note Trust Deed Supplement, any third party that is not a Secured Creditor of the Secured Property of a Series, may by execution of such Note Trust Deed Supplement, as a matter of contract only, be entitled to the benefit of the provisions of this Note Trust Deed as if such third party were a Secured Creditor

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


        hereunder and the rights of such third parties so provided shall enure to the benefit of such third parties and be binding upon the parties hereto and the Secured Creditors of the Secured Property in respect of such Series.

        Except as otherwise provided in this Clause 19, no other Person will have any right or obligation hereunder.


20.     ACTIONS BY NOTEHOLDERS

20.1    OBLIGATIONS OF NOTE TRUSTEE

        Subject to the satisfaction of Clauses 12.1 (Security enforceable) and
        12.2 (Enforcement Notice) and subject always to being indemnified and/or secured to its satisfaction, the Note Trustee shall be bound to take the following actions:

        20.1.1 following the occurrence of a Medium Term Note Certificate Event of Default, to direct the Security Trustee to demand all amounts of principal and/or interest owing in respect of the Medium Term Note Certificate to be paid immediately and to take such steps as it shall think fit to enforce any Security it holds in relation to all Series then issued;

        20.1.2 to direct the Security Trustee to waive any of the matters pursuant to Medium Term Note Certificate condition 13.2 (Modification or waiver);

        20.1.3 to direct the Security Trustee to enforce its rights under the MTN Issuing Entity Jersey Security Interest; and

        20.1.4 any other actions specified in the relevant Note Trust Deed Supplement.

21.     TIA PREVAILS

21.1    TIA PREVAILS

        Subject to Clause 21.3 (Qualified indenture), if any provision of this Note Trust Deed limits, qualifies or conflicts with another provision which is required to be included in this Note Trust Deed by, and is not subject to a contractual waiver under, the TIA, the required provision of the TIA shall prevail.

21.2    INCORPORATION OF TIA

        Subject to Clause 21.3 (Qualified indenture), the parties agree the provisions of the TIA (including Sections 310 through 318, inclusive, thereof) that impose duties on any Person (including the provisions automatically deemed included unless expressly excluded by this Note Trust Deed) are part of and govern this Note Trust Deed, whether or not physically contained herein. If and to the extent that any provision of this Note Trust Deed limits, qualifies, or conflicts with the duties imposed by, or with another provision (an "INCORPORATED PROVISION") included in this Note Trust Deed by operation of Sections 310 to 318, inclusive, of the TIA, such imposed duties or incorporated provision shall control and such Note Trust Deed provision shall be deemed modified thereby.

21.3    QUALIFIED INDENTURE

        Notwithstanding any other provision of this Note Trust Deed, all provisions relating to the TIA will only apply as and when this Note Trust Deed is a "qualified" indenture under the TIA.

22.     COMMUNICATIONS BY NOTEHOLDERS WITH OTHER NOTEHOLDERS

        Noteholders may communicate pursuant to Section 312(b) of the TIA with other Noteholders with respect to their rights under this Note Trust Deed or the Notes. The Issuing Entity, the Note Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the TIA.

23.     GOVERNING LAW AND JURISDICTION

        This Note Trust Deed and all matters arising from or connected with it shall be governed by English law in accordance with paragraph 25 (Governing Law) of the Common Terms PROVIDED THAT if this Note Trust Deed is a "qualified" indenture for the purposes of the TIA, this Note Trust Deed shall be subject to the provisions of the TIA that are required to be part of this Note Trust Deed and shall, to the extent applicable, be governed by such provisions. Paragraph 26 (Jurisdiction) of the Common Terms applies to this Note Trust Deed as if set out in full in this Note Trust Deed.

24.     DELIVERY

        This Note Trust Deed is delivered as a deed on the date written at the start of this Note Trust Deed.

                                   SCHEDULE 1

                        TERMS AND CONDITIONS OF THE NOTES

                        TERMS AND CONDITIONS OF THE NOTES

     The following is the text of the terms and conditions which, subject to completion and as supplemented, amended and/or replaced in accordance with the provisions of the relevant series note trust deed supplement and as reflected in the relevant prospectus supplement/final terms, will be endorsed on each Note issued under the Programme in definitive form. References in these terms and conditions to "notes" are to the notes of a particular Series only and not to all notes that may be issued under the Programme.

(A) Introduction

PROGRAMME

     Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") has established a medium term note programme (the "PROGRAMME") under which the maximum aggregate principal amount of notes outstanding at any time may not exceed [o]. The notes of a particular series (the "NOTES") are constituted and secured by a note trust deed (the "NOTE TRUST DEED") between the issuing entity and The Bank of New York (the "NOTE TRUSTEE") (which expression includes the trustee or trustees for the time being of the note trust deed) and a supplement to the note trust deed (the "SERIES NOTE TRUST DEED SUPPLEMENT") in respect of notes issued in each series. References to the note trust deed include reference to the relevant series note trust deed supplement where the context admits.

PROSPECTUS SUPPLEMENT/FINAL TERMS

     Notes issued under the Programme are issued in series (each a "SERIES") and each Series comprises up to four classes of notes (each a "CLASS"). A Series will be constituted by class A notes, class B notes, class C notes and, if applicable, class D notes. Each Class may comprise Sub-Classes of notes (each a "SUB-CLASS"), which may be denominated in any of sterling, US dollar, euro or such other currency as specified in the relevant prospectus supplement/final terms. The Sub-Classes within each Class of notes will rank pari passu and with no priority or preference among them. Each Series is the subject of a prospectus supplement/final terms (the "PROSPECTUS SUPPLEMENT/FINAL TERMS"). The terms and conditions applicable to any particular Series are these terms and conditions (the "CONDITIONS") as supplemented, amended and/or replaced by the relevant series note trust deed supplement and as presented in the relevant prospectus supplement/final terms. In the event of any inconsistency between these Conditions and the Conditions as presented in the relevant prospectus supplement/final terms, the Conditions as presented in the relevant prospectus supplement/final terms shall prevail.

PAYING AGENCY AND AGENT BANK AGREEMENT

     The notes are the subject of a Paying Agency and Agent Bank Agreement (the "PAYING AGENCY AND AGENT BANK AGREEMENT") between, among others, the issuing entity, the Note Trustee, The Bank of New York as Principal Paying Agent (the "PRINCIPAL PAYING AGENT") and as US Paying Agent (the "US PAYING AGENT"), the Paying Agents named in the Paying Agency and Agent Bank Agreement (together with the Principal Paying Agent and the US Paying Agent, the "Paying Agents", and in each case, the expressions "Principal Paying Agent", "US Paying Agent" and "PAYING AGENTS" include any successor to such Person in such capacity), the Agent Bank named in the Paying Agency and Agent Bank Agreement (the "AGENT BANK" which expression includes any successor to such Person in such capacity), and the registrar named in the Paying Agency and Agent Bank Agreement (the "REGISTRAR" which expression includes any successor to such Person in such capacity).

THE NOTES

     All subsequent references in these Conditions to "notes" are to the notes which are the subject of the relevant prospectus supplement/final terms. Copies of the relevant prospectus supplement/final terms are available for inspection by you the holders of the notes (the "NOTEHOLDERS") during normal business hours at the Specified Office of the Principal Paying Agent, the initial Specified Office of which is set out below.

SUMMARIES

     Certain provisions of these Conditions are summaries of the note trust deed and the Paying Agency and Agent Bank Agreement and are subject to their detailed provisions. The holders of the notes (the "NOTEHOLDERS") are bound by, and are deemed to have notice of, all the provisions of the note trust deed, the series note trust deed supplement, the prospectus supplement/final terms and the Paying Agency and Agent Bank Agreement applicable to them. Copies of the note trust deed, the series note trust deed supplement, the prospectus supplement/final terms and the Paying Agency and Agent Bank Agreement are available for inspection by Noteholders during normal business hours at the Specified Office of each of the Paying Agents, the initial Specified Offices of which are set out below.

(1) INTERPRETATION

DEFINITIONS

     Unless otherwise defined in these Conditions or the context requires otherwise, capitalised terms used in these Conditions have the meanings and constructions ascribed to them in Schedule 1 (Master Definitions Schedule) to the Master Framework Agreement between, amongst others, the issuing entity and the Note Trustee (the "MASTER FRAMEWORK AGREEMENT").

     In these Conditions the following expressions have the following meanings:

     "ACCOUNT BANK" means Barclays Bank PLC;

     "ACCOUNT BANK AGREEMENTS" means the Series Distribution Account Bank Agreement and the Bank Account Operating Agreement;

     "ADDITIONAL BUSINESS CENTRE(S)" means the city or cities specified as such in the relevant prospectus supplement/final terms;

     "ADDITIONAL FINANCIAL CENTRE(S)" means the city or cities specified as such in the relevant prospectus supplement/final terms;

     "ADDITIONAL INTEREST MARGIN" has the meaning given in the relevant prospectus supplement/final terms (if applicable);

     "ADMINISTRATOR" means Bedell Trust Company Limited;

     "AMORTISATION PERIOD" means the Regulated Amortisation Period and/or the Rapid Amortisation Period or such other period specified as an Amortisation Period in the relevant prospectus supplement/final terms;

     "BANK ACCOUNT OPERATING AGREEMENT" means the bank account operating agreement between the issuing entity and the Account Bank;

     "BANK MANDATE" means any bank mandate in relation to the Issuing Entity Bank Accounts;

     "BASIC TERMS MODIFICATION" means any change to any date fixed for payment of principal or interest in respect of the notes of any Class or Sub-Class, to reduce the amount of principal or interest payable on any date in respect of the notes of any Class or Sub-Class, other than any repricing note reset margin as contemplated by the applicable market repricing agreement to alter the method of calculating the amount of any payment in respect of the notes of any Class or Sub-Class or the date for any such payment, (except in accordance with the Conditions and the note trust deed) to effect the exchange, conversion or substitution of the notes of any Class for, or the conversion of such notes into, shares, bonds or other obligations or securities of the issuing entity or any other person or body corporate formed or to be formed, to alter the priority of payment of interest or principal in respect of the notes, to change the currency of any payment under the notes of any Class or Sub-Class, to change the quorum requirements relating to meetings or the majority required to pass an Extraordinary Resolution or to amend this definition;

     "BUSINESS DAY", unless otherwise specified in the relevant prospectus supplement/final terms, means in relation to any sum payable in any currency, a TARGET Settlement Day and a day on which commercial banks and foreign exchange markets settle payments generally in London, England; Jersey, Channel Islands; New York, New York; the Principal Financial Centre of the relevant currency and in each (if any) Additional Business Centre;

     "BUSINESS DAY CONVENTION", in relation to any particular date, has the meaning given in the relevant prospectus supplement/final terms and, if so specified in the relevant prospectus supplement/final terms, may have different meanings in relation to different dates and, in this context, the following expressions shall have the following meanings:

(a) "FOLLOWING BUSINESS DAY CONVENTION" means that the Relevant Date shall be postponed to the first following day that is a Business Day;

(b) "MODIFIED FOLLOWING BUSINESS DAY CONVENTION" or "Modified Business Day Convention" means that the Relevant Date shall be postponed to the first following day that is a Business Day unless that day falls in the next calendar month in which case that date will be the first preceding day that is a Business Day;

(c) "NO ADJUSTMENT" means that the Relevant Date shall not be adjusted in accordance with any Business Day Convention; and

(d) "PRECEDING BUSINESS DAY CONVENTION" means that the Relevant Date shall be brought forward to the first preceding day that is a Business Day;

     "CALCULATION AGENT" means the Agent Bank or such other Person specified in the relevant prospectus supplement/final terms as the party responsible for calculating the Rate(s) of Interest and Interest Amount(s) and/or such other amount(s) as may be specified in the relevant prospectus supplement/final terms, including any successor thereto;

     "CLASS" means, in respect of a Series, the notes of such Series designated in the relevant prospectus supplement/final terms as being in the same class;

     "CLASS A NOTES" means notes of any Series designated as such in the relevant prospectus supplement/final terms and, where applicable, a reference to "Class A Notes" shall be construed mutatis mutandis as a reference to a relevant Sub-Class thereof;

     "CLASS B NOTES" means notes of any Series designated as such in the relevant prospectus supplement/final terms and, where applicable, a reference to "Class B Notes" shall be construed mutatis mutandis as a reference to a relevant Sub-Class thereof;

     "CLASS C NOTES" means notes of any Series designated as such in the relevant prospectus supplement/final terms and, where applicable, a reference to "Class C Notes" shall be construed mutatis mutandis as a reference to a relevant Sub-Class thereof;

     "CLASS D NOTES" means notes of any Series designated as such in the relevant prospectus supplement/final terms and, where applicable, a reference to "Class D Notes" shall be construed mutatis mutandis as a reference to a relevant Sub-Class thereof;

     "CLOSING DATE" has the meaning given in the relevant prospectus supplement/final terms;

     "CONTROLLED ACCUMULATION PERIOD" for any Series has the meaning defined in the relevant prospectus supplement/final terms;

     "CONTROLLED ACCUMULATION PERIOD COMMENCEMENT DATE" has the meaning given in the relevant prospectus supplement/final terms;

     "COUNTERPARTY FAULT SWAP TERMINATION AMOUNT" means any termination payment under a Swap Agreement where the Swap Agreement is terminated as a result of a Swap Counterparty Swap Event of Default;

     "DAY COUNT FRACTION" means, in respect of the calculation of an amount for any period of time (the "DAY COUNT CALCULATION PERIOD"), such Day Count Fraction as may be specified in these Conditions or the relevant prospectus supplement/final terms and:

     (a)  if "ACTUAL/ACTUAL (ICMA)" is so specified, means

          (i) where the Day Count Calculation Period is equal to or shorter than the Regular Period during which it falls, the actual number of days in the Day Count Calculation Period divided by the product of (1) the actual number of days in such Regular Period and (2) the number of Regular Periods in any year; and

          (ii) where the Day Count Calculation Period is longer than one Regular Period, the sum of:

               (A) the actual number of days in such Day Count Calculation Period falling in the Regular Period in which it begins divided by the product of (1) the actual number of days in such Regular Period and (2) the number of Regular Periods in any year; and

               (B) the actual number of days in such Day Count Calculation Period falling in the next Regular Period divided by the product of (a) the actual number of days in such Regular Period and (2) the number of Regular Periods in any year;

     (b) if "ACTUAL/365" or "ACTUAL/ACTUAL (ISDA)" is so specified, means the actual number of days in the Day Count Calculation Period divided by 365 (or, if any portion of the Day Count Calculation Period falls in a leap year, the sum of (A) the actual number of days in that portion of the Day Count Calculation Period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the Day Count Calculation Period falling in a nonleap year divided by 365);

     (c) if "ACTUAL/365/366" is so specified, means the actual number of days in the Day Count Calculation Period divided by 365 (or, if the Day Count Calculation Period ends in a leap year, 366);

     (d) if "ACTUAL/365 (FIXED)" is so specified, means the actual number of days in the Day Count Calculation Period divided by 365;

     (e) if "ACTUAL/360" is so specified, means the actual number of days in the Day Count Calculation Period divided by 360; and

     (f) if "30/360" is so specified, means the number of days in the Day Count Calculation Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30day months (unless (i) the last day of the Day Count Calculation Period is the 31st day of a month but the first day of the Day Count Calculation Period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30day month, or (ii) the last day of the Day Count Calculation Period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30day month));

     "DISTRIBUTION LEDGER" means a ledger within the relevant Series Distribution Account in relation to a specific Series and Class or Sub-Class of notes;

     "EXCESS SWAP COLLATERAL" means an amount equal to the value of the collateral (or the applicable part of any collateral) provided by the swap counterparty to the issuing entity in respect of the swap counterparty's obligations to transfer collateral to the issuing entity under the relevant swap agreement (as a result of the ratings downgrade provisions in that swap agreement), which is in excess of the swap counterparty's liability to the issuing entity under the relevant swap agreement, or which the swap counterparty is otherwise entitled to have returned to it under the relevant swap agreement;

     "EXPENSES LOAN DRAWING" means a drawing under the expenses loan agreement in relation to a specific Series to be dated on or about each issue date between the issuing entity and Barclays;

     "EXTRAORDINARY RESOLUTION" has the meaning given in the Master Framework Agreement;

     "FINAL REDEMPTION DATE" means the date specified as such in, or determined in accordance with the provisions of, the relevant prospectus supplement/final terms, and where the Final Redemption Date is not a Business Day, as the same may be adjusted in accordance with the relevant Business Day Convention;

     "FIRST INTEREST PAYMENT DATE" means the date specified as such in, or determined in accordance with the provisions of, the relevant prospectus supplement/final terms, and where the First Interest Payment Date is not a Business Day, as the same may be adjusted in accordance with the relevant Business Day Convention;

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

     "FLOATING RATE COMMENCEMENT DATE" is specified in the relevant prospectus supplement/final terms as either the Payment Date of the first month falling in the Regulated Amortisation Period or the Rapid Amortisation Period (or if such date has passed, the immediately following Payment Date) or the Scheduled Redemption Date;

     "GLOBAL NOTE CERTIFICATE" means a note certificate in global form;

     "INDEBTEDNESS" means any indebtedness of any Person for money borrowed or raised including (without limitation) any indebtedness for or in respect of:

     (a)  amounts raised by acceptance under any acceptance credit facility;

     (b)  amounts raised under any note purchase facility;

     (c) the amount of any liability in respect of leases or hire purchase contracts which would, in accordance with applicable law and generally accepted accounting principles, be treated as finance or capital leases;

     (d) the amount of any liability in respect of any purchase price for assets or services the payment of which is deferred for a period in excess of 60 days; and

     (e) amounts raised under any other transaction (including, without limitation, any forward sale or purchase agreement) having the commercial effect of a borrowing;

     "INDIVIDUAL NOTE CERTIFICATE" means an individual note certificate issued in the circumstances set out in the relevant Global Note Certificate;

     "INITIAL RATE" has the meaning given in the relevant prospectus supplement/final terms;

     "INTEREST AMOUNT" means, in relation to a Note and an Interest Period, the amount of interest payable in respect of that Note for that Interest Period;

     "INTEREST COMMENCEMENT DATE" means the issue date of the notes or such other date as may be specified as the Interest Commencement Date in the relevant prospectus supplement/final terms;

     "INTEREST DETERMINATION DATE" has the meaning given herein, unless otherwise specified in the relevant prospectus supplement/final terms;

     "INTEREST PAYMENT DATE" has the relevant meaning given to it in Condition 6(a), (b), (c), (d), (e), (f), (g), (h), (i), (j) or (k) (as applicable);

     "ISDA DEFINITIONS" means the 2000 ISDA Definitions, as amended and updated as at the date of issue of the first notes of the relevant Series (as specified in the relevant prospectus supplement/final terms) as published by the International Swaps and Derivatives Association, Inc.;

     "ISSUE DATE" has the meaning given in the relevant prospectus supplement/final terms for a Series;

     "ISSUING ENTITY BANK ACCOUNTS" means the relevant Series Distribution Account;

     "ISSUING ENTITY FAULT SWAP TERMINATION AMOUNT" means any termination payment under a Swap Agreement where the Swap Agreement is terminated otherwise than as a result of a Swap Counterparty Swap Event of Default;

     "MARGIN" has the meaning given in the relevant prospectus supplement/final terms;

     "MARKET REPRICING AGENT" means, from the relevant issue date, Barclays Capital or such other bank appointed thereafter to act as market repricing agent under the terms of the relevant market repricing agreement;

     "MARKET REPRICING AGREEMENT" means the agreement, if any, dated on or about the relevant issue date among the repricing noteholder, the issuing entity and the market repricing agent;

     "NOTE CERTIFICATE" means a Global Note Certificate or an Individual Note Certificate;

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

     "NOTICES" means any notices that are required to be given to Noteholders under these Conditions;

     "PARTICIPATING MEMBER STATE" means a member state of the European Communities which adopts the euro as its lawful currency in accordance with the Treaty;

     "PAYMENT BUSINESS DAY" means, unless otherwise specified in the prospectus supplement/final terms, a Business Day;

     "PAYMENT DATE" means the 15th day in each month or, if such day is not a Business Day, as the same may be adjusted in accordance with the relevant Business Day Convention, or any other date as may be specified in the relevant prospectus supplement/final terms;

     "PAY OUT COMMENCEMENT DATE" shall, in respect of a particular Series, have the meaning specified in the series supplement;

     "PAY OUT EVENT" means in respect of a particular Series a "Trust Pay Out Event" as defined in "The Receivables Trust Trust Pay Out Events" as modified in respect of such Series by the relevant series supplement of one of the events listed in "Securitisation Cashflows -- Series Pay Out Events";

     "PERSON" means any individual, company, corporation, firm, partnership, joint venture, association, organisation, state or agency of a state or other entity, whether or not having separate legal personality;

     "PRINCIPAL AMOUNT OUTSTANDING" means, in relation to a Note on any date, the principal amount of that Note on the issue date less the aggregate amount of all principal payments in respect of that Note that have become due and payable by the issuing entity to the Noteholder concerned by virtue of the issuing entity having received funds in respect thereof from the MTN issuing entity (whether or not such principal payments have been paid to such Noteholder) prior to such date in accordance with the terms and conditions of the related medium term note certificate;

     "PRINCIPAL FINANCIAL CENTRE" means, in relation to sterling, London, in relation to US dollars, New York and in relation to euro, the principal financial centre of such member state of the European Communities as is selected (in the case of a payment) by the payee or (in the case of a calculation) by the Calculation Agent;

     "RAPID AMORTISATION PERIOD" means, for any Series, for the purposes of these Conditions, the period commencing on the day on which a Rapid Amortisation Trigger Event is deemed to occur for the related Series Investor Interest pursuant to the provisions of the relevant series supplement, and ending on the earlier of (i) the day on which the outstanding principal amount of the related Series Investor Interest is reduced to zero and (ii) the Final Redemption Date of the relevant Series of notes;

     "RAPID AMORTISATION TRIGGER EVENT" shall mean in respect of a particular Series, the "Pay Out Commencement Date" for that Series (as determined under the relevant series supplement) other than a Pay Out Commencement Date resulting solely from a Regulated Amortisation Trigger Event;

     "RATE OF INTEREST" means the rate or rates (expressed as a percentage per year) of interest payable in respect of the notes specified in the relevant prospectus supplement/final terms or calculated or determined in accordance with the provisions of these Conditions and/or the relevant prospectus supplement/final terms;

     "REFERENCE BANKS" means the principal London office of each of HSBC, The Royal Bank of Scotland plc, Deutsche Bank AG London and Barclays Bank PLC or any duly appointed substitute reference bank(s) as may be appointed by the issuing entity to provide the Agent Bank with its offered quotation to leading banks in the London interbank market;

     "REGULAR INTEREST PAYMENT DATES" has the meaning given herein unless otherwise specified in the relevant prospectus supplement/final terms;

     "REGULAR PERIOD" means unless specified otherwise in a Condition containing a specific provision or the relevant prospectus supplement/final terms:

     (a) in the case of notes where interest is scheduled to be paid only by means of regular payments, each period from and including the Interest Commencement Date to but

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

          excluding the First Interest Payment Date and each successive period from and including one Interest Payment Date to but excluding the next Interest Payment Date;

     (b) in the case of notes where, apart from the first Interest Period, interest is scheduled to be paid only by means of regular payments, each period from and including a Regular Date falling in any year to but excluding the next Regular Date, where "REGULAR DATE" means the day and month (but not the year) on which any Interest Payment Date falls; and

     (c) in the case of notes where, apart from one Interest Period other than the first Interest Period, interest is scheduled to be paid only by means of regular payments, each period from and including a Regular Date falling in any year to but excluding the next Regular Date, where "REGULAR DATE" means the day and month (but not the year) on which any Interest Payment Date falls other than the Interest Payment Date falling at the end of the irregular Interest Period. "Regulated Amortisation Period" means, for any Series, for the purposes of these Conditions, the period commencing on the day on which a "Regulated Amortisation Trigger Event" is deemed to occur for the related Series Investor Interest pursuant to the provisions of the relevant series supplement, and ending on the earlier of (i) the day on which the outstanding principal amount of the related Series Investor Interest is reduced to zero, (ii) the commencement of a Rapid Amortisation Period for the related medium term note certificate and (iii) the Final Redemption Date of the notes;

     "REGULATED AMORTISATION PERIOD" means, for any Series, for the purposes of these Conditions, the period commencing on the day on which a "Regulated Amortisation Trigger Event" is deemed to occur for the related Series Investor Interest pursuant to the provisions of the relevant series supplement, and ending on the earlier of (i) the day on which the outstanding principal amount of the related Series Investor Interest is reduced to zero, (ii) the commencement of a Rapid Amortisation Period for the related medium term note certificate and (iii) the Final Redemption Date of the notes;

     "REGULATED AMORTISATION TRIGGER EVENT" means any Regulated Amortisation Trigger Event as set out in the relevant series supplement;

     "RELEVANT DATE" means in relation to any payment, whichever is the later of
(a) the date on which the payment in question first becomes due and (b) if the full amount payable has not been received in London by the Principal Paying Agent or the Note Trustee on or prior to such due date, the date on which (the full amount having been so received) notice to that effect has been given to the Noteholders in accordance with Condition 10;

     "RELEVANT INDEBTEDNESS" means any indebtedness which is in the form of or represented by any bond, note, debenture, debenture stock, loan stock, certificate or other instrument which is, or is capable of being, listed, quoted or traded on any stock exchange or in any securities market (including, without limitation, any over-the-counter market);

     "RELEVANT SCREEN PAGE" means the page of the Reuters screen or such other medium for the electronic display of data as may be approved by the Note Trustee and notified to the Noteholders of the relevant Series;

     "REPRICING NOTE" means any note which is specified as being subject to any repricing arrangements in the prospectus supplement/final terms;

     "REPRICING TERMINATION EVENT" in respect of the repricing arrangements relating to a series of repricing notes issued by the issuing entity shall occur if:

     (a)  the related repricing notes have been redeemed in full; or

     (b)  an Event of Default under the notes has occurred and is continuing;

     "REPRICING TRANSFER DATE" means, in relation to a Series or Class of notes, any Interest Payment Date as determined between the market repricing agent and the repricing noteholder;

     "REPRICING TRANSFER PRICE" means the Principal Amount Outstanding of a series of repricing notes on the relevant repricing transfer date;

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     "RESET MARGIN" means in relation to any repricing notes for each applicable
Reset Period a percentage determined by the market repricing agent in accordance with the applicable market repricing agreement. For the avoidance of doubt, the reset margin may be a negative number which may therefore result in the determination of the Rate of Interest applicable to the repricing notes being a number lower than the relevant Screen Rate;

     "RESET PERIOD" means, in relation to a Series or Class of repricing notes, the period beginning on the repricing transfer date and ending on the date on which the Principal Amount Outstanding of the relevant repricing note has been reduced to zero;

     "REVOLVING PERIOD" means for any Series, for the purposes of these Conditions, any period which is not a Controlled Accumulation Period or a Regulated Amortisation Period or a Rapid Amortisation Period for such Series;

     "SCHEDULED REDEMPTION DATE" has the meaning given in the relevant prospectus supplement/final terms;

     "SECURITY INTEREST" means any mortgage, charge, pledge, lien or other security interest including, without limitation, anything analogous to any of the foregoing under the laws of any jurisdiction;

     "SERIES" means those notes with the same terms and conditions issued in accordance with a particular prospectus supplement/final terms;

     "SERIES INVESTOR INTEREST" means the total principal amount of the interest (in respect of amounts held by the Receivables Trustee on an undivided basis) of an Investor Beneficiary in respect of a particular Series and reflects the total amount of the proportional entitlement to Principal Receivables calculated as available to that Series;

     "SERIES DISTRIBUTION ACCOUNT" means the accounts, at the Account Bank or with another bank which meets Rating Agency approval, opened pursuant to the Series Distribution Account Bank Agreement in relation to all notes of a Series;

     "SERIES DISTRIBUTION ACCOUNT BANK AGREEMENT" means the account bank agreement between the issuing entity, the Note Trustee and the Account Bank;

     "SPECIFIED CURRENCY" has the meaning given in the relevant prospectus supplement/final terms;

     "SPECIFIED DENOMINATION(S)" has the meaning given in the relevant prospectus supplement/final terms;

     "SPECIFIED OFFICE" has the meaning given in the Paying Agency and Agent Bank Agreement;

     "SUB-CLASS" has the meaning given in Condition 3(a);

     "SUBSIDIARY" means, in relation to any Person (the "FIRST PERSON") at any particular time, any other Person (the "SECOND PERSON"):

     (a) whose affairs and policies the First Person controls or has the power to control, whether by ownership of share capital, contract, the power to appoint or remove members of the governing body of the Second Person or otherwise; or

     (b) whose financial statements are, in accordance with applicable law and generally accepted accounting principles, consolidated with those of the First Person;

     "SWAP COUNTERPARTY SWAP EVENT OF DEFAULT" means either (i) an Event of Default (as defined in the relevant Swap Agreement) in respect of which the Swap Counterparty is the Defaulting Party (as defined in the relevant Swap Agreement) has occurred and is continuing, or (ii) a termination by the issuing entity of the Swap Agreement as a result of a failure to comply with the requirements set out in the Swap Agreement following a downgrade occurring with respect to the rating of the Swap Counterparty which failure is not cured by the Swap Counterparty, during the requisite cure period pursuant to the terms of the Swap Agreement.

     "TARGET SETTLEMENT DAY" means any day on which the TARGET System is open;

     "TARGET SYSTEM" means the TransEuropean Automated RealTime Gross Settlement Express Transfer (TARGET) System; and

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     "TREATY" means the Treaty establishing the European Communities, as amended.

INTERPRETATION

     In these Conditions:

     (a) any reference to principal shall be deemed to include the redemption amount, any premium (excluding interest) payable to the holder in respect of a Note and any other amount in the nature of principal payable pursuant to these Conditions;

     (b) any reference to interest shall be deemed to include any other amount in the nature of interest payable pursuant to these Conditions;

     (c) references to notes being "outstanding" shall be construed in accordance with the Paying Agency and Agent Bank Agreement and the note trust deed;

     (d) if an expression is stated in Condition 1 to have the meaning given in the relevant prospectus supplement/final terms, but the relevant prospectus supplement/final terms gives no such meaning or specifies that such expression is "not applicable" then such expression is not applicable to the notes; and

     (e) any reference to the Paying Agency and Agent Bank Agreement and the note trust deed shall be construed with respect to any Series of notes as a reference to the Paying Agency and Agent Bank Agreement or the note trust deed, as the case may be, as amended and/or supplemented up to and including the issue date of the notes of that Series.

     (2)  FORM, DENOMINATION AND TITLE

     Unless otherwise specified in the relevant series note trust deed supplement, the notes will be issued in registered form ("REGISTERED NOTES"), in a specified denomination (as specified in the relevant prospectus supplement/final terms) or an integral multiple thereof PROVIDED THAT in the case of any notes which are to be admitted to trading on a regulated market within the European Economic Area or offered to the public in a Member State of the European Economic Area in circumstances which require the publication of a prospectus under the prospectus directive, the minimum denomination shall be US$100,000 (or such amount as shall be at least equal to its equivalent in any other currency as at the date of issue of those notes as specified in the relevant prospectus supplement/final terms). References in these Conditions to "notes" include Registered Notes and all applicable Classes and Sub-Classes (if any) in the Series.

     (a) Register: The relevant Registrar will maintain a register (a "REGISTER") in respect of the notes in accordance with the provisions of the Paying Agency and Agent Bank Agreement. The "holder" of a Note means the Person in whose name such note is for the time being registered in the Register maintained by the relevant Registrar (or, in the case of a joint holding, the first named thereof) and "Noteholder" shall be construed accordingly.

     (b) Title: The holder of each note shall (except as otherwise required by law) be treated as the absolute owner of such note for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any other interest therein, any writing on the Note Certificate relating thereto (other than the endorsed form of transfer) or any notice of any previous loss or theft of such Note Certificate) and no Person shall be liable for so treating such holder. A Certificate (each, a "NOTE CERTIFICATE") will be issued to each Noteholder in respect of its registered holding. Each Note Certificate will be numbered serially with an identifying number which will be recorded in the Register maintained by the relevant Registrar. The register maintained by the Registrar is the sole evidence of entitlement to the notes.

     (c) Transfers: Subject to paragraphs (g) (Closed periods) and (h) (Regulations concerning transfers and registration) below, a Note may be transferred upon surrender of the relevant Note Certificate, with the endorsed form of transfer duly completed, at the Specified Office of the relevant Registrar, together with such evidence as such Registrar may reasonably require to prove the title of the holder and the authority of the individuals who have executed the form of transfer; provided, however, that a Note may not be transferred unless the principal amount of notes transferred and (where not all of the notes held by a holder are being transferred) the principal amount of the balance of notes not transferred are an authorised denomination or multiple thereof. Where not all the notes represented by the surrendered Note Certificate are the subject of the transfer, a new Note Certificate in respect of the balance of the notes will be issued to the holder.

     (d) Tradable amount: So long as the notes are represented by a Global Note Certificate and the relevant clearing system(s) so permit, the notes shall be tradable only in principal amounts of at least (euro)50,000 (or such amount as shall be at least equal to its equivalent in any other currency as at the date of issue of those notes as specified in the relevant prospectus supplement/final terms) and integral multiples of the tradable amount as specified in the relevant prospectus supplement/ final terms.

     (e) Registration and delivery of Note Certificates: Within five Business Days of the surrender of a Note Certificate in accordance with paragraph (c) (Transfers) above, the Registrar will register the transfer in question and deliver a new Note Certificate of a like principal amount to the notes transferred to each relevant holder at its Specified Office or (at the request and risk of any such relevant holder) by uninsured first class mail (airmail if overseas) to the address specified for the purpose by such relevant holder.

     (f) No charge: The transfer of a Note will be effected without charge by or on behalf of the issuing entity or the relevant Registrar but against such indemnity as such Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such transfer.

     (g) Closed periods: Noteholders may not require transfers to be registered during the period of 15 days ending on the due date for any payment of principal or interest in respect of the notes.

     (h) Regulations concerning transfers and registration: All transfers of notes and entries on the relevant Register are subject to the detailed regulations concerning the transfer of notes scheduled to the Paying Agency and Agent Bank Agreement. The regulations may be changed by the issuing entity with the prior written approval of the Note Trustee and the relevant Registrar. A copy of the current regulations will be mailed (free of charge) by the relevant Registrar to any Noteholder who requests in writing a copy of such regulations.

     (3)  STATUS, SECURITY AND PRIORITY OF PAYMENTS

     (a)  Status

     Each Class and Sub-Class (if any) of notes in each Series are direct, secured and unconditional obligations of the issuing entity which will at all times rank pari passu and pro rata without preference or priority amongst themselves. Each Class may comprise Sub-Classes of notes (each a "SUB-CLASS"), which may be denominated in any of sterling, US dollars or euro or any other currency. The Sub-Classes of each Class of notes will rank pari passu and with no priority or preference among them.

     In these Conditions, "MOST SENIOR CLASS" means the Class A Notes while they remain outstanding and thereafter the Class B Notes while they remain outstanding and thereafter the Class C Notes while they remain outstanding and thereafter the Class D Notes. If any proposed action or inaction affects a particular Sub-Class of notes, this term shall mean the specific Sub-Class of notes with the greatest aggregate Principal Amount Outstanding of the Most Senior Class of notes.

     The note trust deed contains provisions requiring the Note Trustee to have regard to the interests of the Noteholders equally as a single Class as regards all rights, powers, trusts, authorities, duties and discretions of the Note Trustee (except where expressly provided otherwise) but where there is, in the Note Trustee's opinion, a conflict among the interests of the Classes of Noteholders, the Note Trustee is required to have regard only to the interests of the holders of the Most Senior Class of notes then outstanding.

     The note trust deed contains provisions limiting the powers of the Class B Noteholders or the Class C Noteholders or the Class D Noteholders (if relevant) to request or direct the Note Trustee to take any action or to pass an Extraordinary Resolution which may affect the interests of each of the other Classes of notes ranking senior to such Class. Except in certain circumstances, the note trust deed contains no such limitation on the powers of the holders of the Most Senior Class of notes then outstanding, the exercise of which will be binding on all Classes of notes, irrespective of the effect thereof on their interests.

     (b)  Security

     As security for the payment of all monies payable in respect of the notes of a Series under the note trust deed and the relevant series note trust deed supplement (including the remuneration, expenses and any other claims of the Note Trustee and any receiver appointed under the note trust deed), the issuing entity will pursuant to the note trust deed, the series note trust deed supplement and the relevant series' pledge agreement for each Series of notes create the following security (the "SECURITY") in favour of the Note Trustee for itself and on trust for, among others, the Noteholders of each Series:

     (i) an assignment by way of first fixed security of the issuing entity's right, title and interest in and to the relevant medium term note certificate to the extent not pledged in (vi) below;

     (ii) a sub-charge by way of first fixed security of all of the issuing entity's right, title and interest in the security interest created by the MTN issuing entity in favour of the security trustee in respect of the relevant medium term note certificate;

     (iii) an assignment by way of first fixed security to the Note Trustee as trustee for itself and on trust for the other Secured Creditors all of the Issuing Entity's right, title and interest in and to, and the entire benefit of, the Issuing Entity Master Framework Agreement, the Paying Agency and Agent Bank Agreement and the Issuing Entity Distribution Account Bank Agreement (and sums received or recoverable thereunder);

     (iv) an assignment by way of first fixed security of the issuing entity's right, title, interest and benefit in and to all monies credited to the Issuing Entity Distribution Account or to any bank or other account in which the issuing entity may at any time have any right, title, interest or benefit in respect of the relevant Series;

     (v) a first floating charge over the issuing entity's business and assets; and

     (vi) a pledge over the relevant medium term note certificate pursuant to a pledge agreement between the issuing entity and the note trustee.


     The Security is described in detail in the note trust deed, each series note trust deed supplement and each series' pledge agreement.

     The order of priority in respect of liabilities of a particular series if the Security is enforced is as follows:

(a) in no order of priority between them but in proportion to the respective amounts due, to pay fees which are due to any receiver appointed under the note trust deed and all amounts due for legal fees and other costs, charges, liabilities, expenses, losses, damages, proceedings, claims and demands which have been incurred by the note trustee under the Issuing Entity Related Documents and/or in enforcing or perfecting title to the security together with interest due on these amounts;

(b) towards payment of amounts due and unpaid on the class A notes, to interest then to principal after, subject to item (m) below, having paid any amounts due to a swap counterparty, if applicable, under the terms of any class A swap agreement;

(c) towards payment of amounts due and unpaid on the class B notes, to interest then to principal after, subject to item (n) below, having paid any amounts due to a swap counterparty, if applicable, under the terms any class B swap agreement;

(d) towards payment of amounts of interest due and unpaid under the terms of the Expenses Loan Agreement, if any;

(e) towards payment of amounts due and unpaid on the class C notes, to interest then to principal after, subject to item (o) below, having paid any amounts due to a swap counterparty, if applicable under the terms of any class C swap agreement;

(f) if the series is specified as having class D notes, towards payment of amounts due and unpaid on the class D notes, to interest then to principal after, subject to the item (p) below, having paid any amounts due to a swap counterparty, if applicable, under the terms of any class D swap agreement;

(g) towards payment of amounts of interest due and unpaid under the terms of the Expenses Loan Agreement, if any;

(h) towards repayment of amounts of principal then due and unpaid under the terms of the Expenses Loan Agreement, if any;

(i) towards payment of any sums that the issuing entity must pay to any tax authority;

(j) towards payment of any sums due to third parties under obligations incurred in the course of the issuing entity's business;

(k) towards payment of the Deferred Subscription Price in respect of the medium term note certificate;

(l) towards payment of any dividends due and unpaid to shareholders of the issuing entity;

(m) towards payment of the amount equal to any termination payment due and payable to a swap counterparty, if applicable, pursuant to a class A swap agreement, where the class A swap agreement has been terminated as a result of a Swap Counterparty Swap Event of Default;

(n) towards payment of the amount equal to any termination payment due and payable to a swap counterparty, if applicable, pursuant to a class B swap agreement where the class B swap agreement has been terminated as a result of a Swap Counterparty Swap Event of Default;

(o) towards payment of the amount equal to any termination payment due and payable to a swap counterparty, if applicable, pursuant to a class C swap agreement where the class C swap agreement has been terminated as a result of a Swap Counterparty Swap Event of Default;

(p) if the series is specified as having class D notes, towards payment of the amount equal to any termination payment due and payable to a swap counterparty, if applicable pursuant to a class D swap agreement where the class D swap agreement has been terminated as a result of a Swap Counterparty Swap Event of Default; and

(q)  in payment of the balance, if any, to the liquidator of the issuing entity.


     The security becomes enforceable when an Event of Default occurs. These events are described in condition number 10 below. If an Event of Default occurs, the redemption of notes will not necessarily be accelerated as described in condition number 7 below.

     Notwithstanding the order of priority in respect of liabilities of a particular series if the Security is enforced, as set out above, whether before or after the delivery of an Enforcement Notice amounts representing Excess Swap Collateral may be withdrawn from the Issuing Entity Distribution Account from time to time and returned to the Swap Counterparty in accordance with the relevant Swap Agreement and such sums are automatically released from the Security.

(4) SWAP AGREEMENTS


     The issuing entity may enter into numerous Swap Agreements, as may be necessary, in respect of each series, the material terms of which are described under the heading "The Swap Agreements" in this base prospectus and in the relevant prospectus supplement/final terms.

(5) NEGATIVE COVENANTS OF THE ISSUING ENTITY


     If any note is outstanding, the issuing entity will not, unless it is permitted by the terms of the Issuing Entity Related Documents or by the written consent of the note trustee:

(i) create or permit to subsist any mortgage, charge, pledge, lien or other security interest, including anything which amounts to any of these things under the laws of any jurisdiction, on the whole or any part of its present or future business, assets or revenues, including uncalled capital;

(ii) carry on any business other than relating to the issue of the notes, as described in the base prospectus; in carrying on that business, the issuing entity will not engage in any activity or do anything at all except:

     (1) preserve, exercise or enforce any of its rights and perform and observe its obligations under the notes, the paying agency and agent bank agreement, the note trust deed, the Indemnity Agreement, each swap agreement, the medium term note certificate and the related purpose trust, the corporate services agreement, the programme dealer agreement, the relevant series subscription agreement, the relevant market repricing agreement, the Series Distribution Account Bank Agreement and any Bank Mandate - collectively called the "ISSUING ENTITY RELATED DOCUMENTS".

     (2) use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the Issuing Entity Related Documents; or

     (3)  perform any act incidental to or necessary in connection with (1) or
          (2) above.

(iii) have any subsidiaries, subsidiary business, business of any other kind, employees, premises or interests in bank accounts other than the Issuing Entity Distribution Account unless the account is charged to the note trustee on acceptable terms;

(iv) have any indebtedness, other than indebtedness permitted under the terms of its articles of association or any of the Issuing Entity Related Documents;

(v)  give any guarantee or indemnity for any obligation of any person;

(vi) repurchase any shares of its capital stock or declare or pay any dividend or other distributions to its shareholders except as otherwise is permitted by law;

(vii) consolidate with or merge with or into any person or liquidate or dissolve on a voluntary basis;

(viii) be a member of any group of companies for the purposes of value added tax;

(ix) waive or consent to the modification or waiver of any of the provisions of the Issuing Entity Related Documents without the prior written consent of the note trustee; or

(x) offer to surrender to any company any amounts which are available for surrender by way of group relief.

(6) INTEREST

(a) Specific Provision: Floating Rate Sterling Notes

     This Condition 6(a) is applicable to the notes if the Specified Currency is sterling and the notes are issued as floating rate notes.

     Each Note bears interest at a floating rate on its Principal Amount Outstanding from (and including) the Interest Commencement Date. Interest in respect of the notes is payable in arrear in sterling on each Interest Payment Date.

     If there is a shortfall between the amounts received by the issuing entity from the swap counterparty or otherwise and the amount of interest due on any class of notes on that Interest Payment Date, that shortfall will be borne by each note in that class in a proportion equal to the proportion that the interest outstanding on the relevant note bears to the total amount of interest outstanding on all the notes of that class. This will be determined on the Interest Payment Date on which the shortfall arises. Payment of the shortfall will be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity, or, if earlier, the Final Redemption Date, from payments made to it from the swap counterparty or otherwise on that Interest Payment Date, to make the payment The shortfall will accrue interest at the rate described for each class of note below plus a margin of 2.0 per cent, per annum, and payment of that interest will also be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity to make the payment or, if earlier, on the Final Redemption Date.

     "INTEREST PAYMENT DATE" means the following dates:

(i) during any period that is not a Regulated Amortisation Period, the First Interest Payment Date and each Regular Interest Payment Date (being the third Payment Date following the preceding Interest Payment Date (unless otherwise specified in the relevant prospectus supplement/final terms)); and

(ii) during an Amortisation Period, each Payment Date.


     Each period beginning on (and including) the Interest Commencement Date or any Interest Payment Date and ending on (but excluding) the next Interest Payment Date is herein called an "INTEREST PERIOD"; provided, however, that with respect to an Interest Period that commences during any period that is not an Amortisation Period and ends during the Regulated or the Rapid Amortisation Period, such Interest Period will end on the originally scheduled Interest Payment Date (and for the avoidance of doubt, in the case of an Interest Period which commences on the Interest Payment Date which falls at the end of the Interest Period during which the Rapid Amortisation Period or a Rapid Amortisation Period or Regulated begins, the Interest Period shall end on the next Payment Date). The first interest payment will be made on the First Interest Payment Date in respect of the Interest Period from (and including) the Interest Commencement Date to the First Interest Payment Date.

     The Rate of Interest applicable to the notes (the "RATE OF INTEREST") for each Interest Period will be determined by the Agent Bank as the sum of the then Margin and LIBOR for the relevant Interest Period (or in the case of the first Interest Period, a linear interpolation of the LIBOR rates for such periods as specified in the relevant prospectus supplement/final terms).

     LIBOR shall be determined on the following basis:

(i) on the Interest Commencement Date in respect of the first Interest Period and thereafter on each "INTEREST DETERMINATION DATE", namely the first day of the Interest Period for which the rate will apply, the Agent Bank will determine the offered quotation to leading banks in the London interbank market, in respect of the first Interest Period from (and including) the Interest Commencement Date to (but excluding) the First Interest Payment Date, a linear interpolation of the rates for sterling deposits for such period as specified in the relevant prospectus supplement/final terms and for each Interest Period thereafter, for sterling deposits for the relevant Interest Period, by reference to the display designated as the British Bankers Association LIBOR Rates as quoted on the Moneyline Reuters Monitor as Moneyline Reuters Screen LIBOR01 or (1) such other page as may replace Moneyline Reuters Screen LIBOR01 on that service for the purposes of displaying such information or (2) if that service ceases to display such information, such page as displays such information on such service (or, if more than one, that one previously approved in writing by the Note Trustee in its absolute discretion) as may replace the Moneyline Reuters Monitor) as at or about 11.00 a.m. (London time) on that date (the "SCREEN RATE");

(ii) if on any Interest Determination Date the Screen Rate is unavailable, the Agent Bank will:

     (A) request each Reference Bank to provide the Agent Bank with its offered quotation to leading banks in the London interbank market, in respect of the first Interest Period from (and including) the Interest Commencement Date to (but excluding) the First Interest Payment Date, a linear interpolation of the rates for such periods as specified in the relevant prospectus supplement/final terms and for each Interest Period thereafter, for sterling deposits for the relevant Interest Period, as at approximately 11.00 a.m. (London time) on the Interest Determination Date in question and in an amount that is representative for a single transaction in that market at that time; and

     (B) determine the arithmetic mean (rounded upwards to four decimal places) of such quotations;

(iii) if on any Interest Determination Date the Screen Rate is unavailable and two or three only of the Reference Banks provide offered quotations, LIBOR for the relevant Interest Period shall be determined in accordance with the provisions of paragraph (ii) on the basis of the arithmetic mean (rounded upwards to four decimal places) of the offered quotations of those Reference Banks providing the offered quotations; and

(iv) if fewer than two such quotations are provided by the Reference Banks as requested, the Agent Bank will determine the arithmetic mean (rounded upwards to four decimal places) of the rates quoted by major banks in London, selected by the Agent Bank, at approximately 11.00 a.m. (London time) on the first day of the relevant Interest Period for loans in sterling to leading European banks for a period equal to the relevant Interest Period and in an amount that is representative for a single transaction in that market at that time,

     PROVIDED THAT if the Agent Bank is unable to determine LIBOR in accordance with the above provisions in relation to any Interest Period, the Redemption Rate applicable to the notes in respect of such Interest Period.

     The Agent Bank will, as soon as practicable after the Interest Determination Date in relation to each Interest Period, calculate the amount of interest (the "INTEREST AMOUNT") payable in respect of the notes for such Interest Period.

     The Interest Amount in respect of the notes will be calculated by applying the relevant Rate of Interest for such Interest Period to the Principal Amount Outstanding of the notes during such Interest Period, multiplying by the relevant Day Count Fraction and rounding the resulting figure to the nearest penny (half a penny rounded upwards).

(b)  Specific Provisions: Floating Rate US Dollar Notes

     This Condition 6(b) is applicable to the notes if the Specified Currency is US dollars and the notes are designated as floating rate notes.

     Each Note bears interest at a floating rate on its Principal Amount Outstanding from (and including) the Interest Commencement Date. Interest in respect of the notes is payable in arrear in US dollars on each Interest Payment Date.

     If there is a shortfall between the amounts received by the issuing entity from the swap counterparty or otherwise and the amount of interest due on any class of notes on that Interest Payment Date, that shortfall will be borne by each note in that class in a proportion equal to the proportion that the interest outstanding on the relevant note bears to the total amount of interest outstanding on all the notes of that class. This will be determined on the Interest Payment Date on which the shortfall arises. Payment of the shortfall will be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity, or, if earlier, the Final Redemption Date, from payments made to it from the swap counterparty or otherwise on that Interest Payment Date, to make the payment The shortfall will accrue interest at the rate described for each class of note below plus a margin of 2.0 per cent, per annum, and payment of that interest will also be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity to make the payment or, if earlier, on the Final Redemption Date.

     "INTEREST PAYMENT DATE" means the following dates:

(i) during any period that is not an Amortisation Period, the First Interest Payment Date and each Regular Interest Payment Date (being the third Payment Date following the preceding Interest Payment Date (unless otherwise specified in the relevant prospectus supplement/final terms)); and

(ii) during an Amortisation Period, each Payment Date.


     Each period beginning on (and including) the Interest Commencement Date or any Interest Payment Date and ending on (but excluding) the next Interest Payment Date is herein called an "INTEREST PERIOD"; provided, however, that with respect to an Interest Period that commences during any period that is not an Amortisation Period and ends during the Regulated Amortisation Period or the Rapid Amortisation Period, such Interest Period will end on the originally scheduled Interest Payment Date (and for the avoidance of doubt, in the case of an Interest Period which commences on the Interest Payment Date which falls at the end of the Interest Period during which the Rapid Amortisation Period or Regulated Amortisation Period or a Rapid Amortisation Period begins, the Interest Period shall end on the next Payment Date). The first interest payment will be made on the First Interest Payment Date in respect of the Interest Period from (and including) the Interest Commencement Date to the First Interest Payment Date.

     The Rate of Interest applicable to the notes for each Interest Period will be determined by the Agent Bank as the sum of the then Margin and LIBOR for the relevant interest period (or, in the case of the first Interest Period, a linear interpretation of the LIBOR rates for such periods as specified in the relevant prospectus supplement/final terms).

LIBOR shall be determined on the following basis:

(i) on each Quotation Date (as defined below) until the first Quotation Date during the Regulated Amortisation Period or the Rapid Amortisation Period, the Agent Bank will determine the offered quotation to leading banks in the London interbank market - called LIBOR - for onemonth US dollar deposits or threemonth US dollar deposits (in accordance with the relevant Interest Period specified in the relevant prospectus supplement/final terms). In the case of the first Interest Period the Agent Bank will determine LIBOR based upon the linear interpolation of LIBOR for US dollar deposits as specified in the relevant prospectus supplement/final terms. On each Quotation Date during the Regulated Amortisation Period or the Rapid Amortisation Period, the Agent Bank will determine the offered quotation to leading banks in the London interbank market for onemonth US dollar deposits.

     This will be determined by reference to the British Bankers Association LIBOR Rates display as quoted on the Bridge Reuters monitor as Reuters Screen LIBOR01. If the Reuters Screen LIBOR01 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, any page showing this information will be used. If there is more than one service displaying the information, the one approved in writing by the Note Trustee in its sole discretion will be used.

     In each case above, the determination will be made as at or about 11.00 a.m. London time, on that date. These are called the "SCREEN RATES".

     A "QUOTATION DATE" means the second London Business Day before the first day of an Interest Period.

     A "LONDON BUSINESS DAY" means a day on which commercial banks and foreign exchange markets settle payments and are open for general business in London, England.

(ii) if, on any Quotation Date, a Screen Rate is unavailable, the Agent Bank will:

     (A) request each Reference Bank to provide the Agent Bank with its offered quotation to leading banks in the London interbank market of the equivalent of that Screen Rate on that Quotation Date in an amount that represents a single transaction in that market at that time; and

     (B) determine the arithmetic mean rounded upwards to four decimal places, of those quotations;

(iii) if, on any quotation date, the Screen Rate is unavailable and two or three only of the Reference Banks provide offered quotations, the Rate of Interest for that Interest Period will be the arithmetic mean of the quotations provided by those Reference Banks calculated in the manner described in (ii) above;

(iv) if fewer than two Reference Banks provide quotations, the Agent Bank will determine (in its absolute discretion) the arithmetic mean (rounded upwards to four decimal places) of the leading rates quoted by major banks in London - selected by the Agent Bank at approximately 11.00 a.m. London time on the relevant Quotation Date - to leading European banks for a period equal to the relevant Interest Period and in an amount that is representative for a single transaction in that market at that time, for loans in US dollars.

     The Agent Bank will, as soon as practicable after the Quotation Date in relation to each Interest Period, calculate the amount of interest (the "INTEREST AMOUNT") payable in respect of the notes for such Interest Period. The Interest Amount in respect of the notes will be calculated by applying the relevant Rate of Interest for such Interest Period to the Principal Amount Outstanding of the notes during such Interest Period and multiplying the product by the relevant Day Count Fraction and rounding the resulting figure to the nearest US dollar 0.01 (half of a cent being rounded upwards).

(c)  Specific Provision: Floating Rate Euro Notes

     This Condition 6(c) is applicable to the notes if the Specified Currency is euro and the notes are designated to be floating rate notes.

     Each Note bears interest at a floating rate on its Principal Amount Outstanding from (and including) the Interest Commencement Date. Interest in respect of the notes is payable in arrear in euros on each Interest Payment Date.

     If there is a shortfall between the amounts received by the issuing entity from the swap counterparty or otherwise and the amount of interest due on any class of notes on that Interest Payment Date, that shortfall will be borne by each note in that class in a proportion equal to the proportion that the interest outstanding on the relevant note bears to the total amount of interest outstanding on all the notes of that class. This will be determined on the Interest Payment Date on which the shortfall arises. Payment of the shortfall will be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity, or, if earlier, the Final Redemption Date, from payments made to it from the swap counterparty or otherwise on that Interest Payment Date, to make the payment The shortfall will accrue interest at the rate described for each class of note below plus a margin of 2.0 per cent, per annum, and payment of that interest will also be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity to make the payment or, if earlier, on the Final Redemption Date.

     "INTEREST PAYMENT DATE" means the following dates:

     (i) during any period that is not an Amortisation Period, the First Interest Payment Date and each Regular Interest Payment Date (being the third Payment Date following the preceding Interest Payment Date (unless otherwise specified in the relevant prospectus supplement/final terms)); and

     (ii) during an Amortisation Period, each Payment Date.

     Each period beginning on (and including) the Interest Commencement Date or any Interest Payment Date and ending on (but excluding) the next Interest Payment Date is herein called an "INTEREST PERIOD"; provided, however, that with respect to an Interest Period that commences during any period that is not an Amortisation Period and ends during the Regulated Amortisation Period or the Rapid Amortisation Period, such Interest Period will end on the originally scheduled Interest Payment Date (and for the avoidance of doubt, in the case of an Interest Period which commences on the Interest Payment Date which falls at the end of the Interest Period during which the Rapid Amortisation Period or Regulated Amortisation Period begins, the Interest Period shall end on the next Payment Date). The first interest payment will be made on the First Interest Payment Date in respect of the Interest Period from (and including) the Interest Commencement Date to the First Interest Payment Date.

     The Rate of Interest applicable to the notes (the "RATE OF INTEREST") for each Interest Period will be determined by the Agent Bank as the sum of the then Margin and EURIBOR for the relevant Interest Period (or in the case of the first Interest Period, a linear interpolation of the EURIBOR rates for such periods as specified in the relevant prospectus supplement/final terms).

     EURIBOR shall be determined on the following basis:

     (i) on the second TARGET Settlement Day before the Interest Commencement Date in respect of the first Interest Period and thereafter on each "INTEREST DETERMINATION DATE", namely 11.00 a.m. (Brussels time) on the second TARGET Settlement Day before the first day of the Interest Period for which the rate will apply, the Agent Bank will determine the offered quotation to prime banks in the EuroZone interbank market, in respect of the first Interest Period from (and including) the Interest Commencement Date to (but excluding) the First Interest Payment Date, a linear interpolation of the rates for euro deposits for such period as specified in the relevant prospectus supplement/final terms and for each Interest Period thereafter, for euro deposits for the relevant Interest Period, by reference to (1) on the display page designated EURIBOR01 on the Dow Jones Reuters Service (or such other page as may replace that page on that service, or such other service as may be nominated by the Agent Bank as the information vendor, for the purpose of displaying comparable rates) as of the Interest Determination Date or (2) if that service ceases to display such information, such page as displays such information on such service (or, if more than one, that one previously approved in writing by the Note Trustee) as may replace the Dow Jones Reuters Monitor as at or about 11.00 a.m. (Brussels time) on that date (the "SCREEN RATE");

     (ii) if, on any Interest Determination Date, the Screen Rate is unavailable, the Agent Bank will:

          (A) request the principal eurozone office of each of four major banks in the EuroZone interbank market to provide a quotation of the rate at which deposits in euro are offered by it at approximately
               11.00 a.m. (Brussels time) on the Interest Determination Date to prime banks in the EuroZone interbank market for a period equal to the relevant Interest Period and in an amount that is representative for a single transaction in that market at that time; and

          (B) determine the arithmetic mean (rounded, if necessary, to the nearest one hundred thousandth of a percentage point, 0.000005 being rounded upwards) of such quotations; and

     (iii) if fewer than two such quotations are provided as requested, the Agent Bank will determine the arithmetic mean (rounded, if necessary, as aforesaid) of the rates quoted by major banks in the EuroZone interbank market, selected by the Agent Bank, at approximately 11.00 a.m. (Brussels time) on the Interest Determination Date for loans in euro to leading European banks for a period equal to the relevant Interest Period and in an amount that is representative for a single transaction in that market at that time,

     PROVIDED THAT if the Agent Bank is unable to determine EURIBOR in accordance with the above provisions in relation to any Interest Period, the Rate of Interest applicable to the notes during such Interest Period will be the sum of the then Margin and the EURIBOR last determined in relation to such notes in respect of a preceding Interest Period.

     The Agent Bank will, as soon as practicable after the Interest Determination Date in relation to each Interest Period, calculate the amount of interest (the "INTEREST AMOUNT") payable in respect of the notes for such Interest Period. The Interest Amount in respect of the notes will be calculated by applying the relevant Rate of Interest for such Interest Period to the Principal Amount Outstanding of the notes during such Interest Period and multiplying the product by the relevant Day Count Fraction and rounding the resulting figure to the nearest euro 0.01 (half of a cent being rounded upwards).

(d) Specific Provision: Fixed Rate Sterling Notes (Option 1)

     This Condition 6(d) is applicable to the notes if the Specified Currency is sterling and the notes are designated to be fixed rate notes (Option 1).

     Each Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date. Interest in respect of the notes is payable in arrear in sterling on each Interest Payment Date.

     If there is a shortfall between the amounts received by the issuing entity from the swap counterparty or otherwise and the amount of interest due on any class of notes on that Interest Payment Date, that shortfall will be borne by each note in that class in a proportion equal to the proportion that the interest outstanding on the relevant note bears to the total amount of interest outstanding on all the notes of that class. This will be determined on the Interest Payment Date on which the shortfall arises. Payment of the shortfall will be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity, or, if earlier, the Final Redemption Date, from payments made to it from the swap counterparty or otherwise on that Interest Payment Date, to make the payment The shortfall will accrue interest at the rate described for each class of note below plus a margin of 2.0 per cent, per annum, and payment of that interest will also be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity to make the payment or, if earlier, on the Final Redemption Date.

     "INTEREST PAYMENT DATE" means the following dates:

(i) during any period that is not an Amortisation Period, the First Interest Payment Date and each Regular Interest Payment Date (as specified in the relevant prospectus supplement/final terms); and

(ii) during an Amortisation Period, each Payment Date.

     Each period beginning on (and including) the Interest Commencement Date or any Interest Payment Date and ending on (but excluding) the next Interest Payment Date is herein called an "INTEREST PERIOD"; provided, however, that where the Floating Rate Commencement Date is a date falling prior to the Scheduled Redemption Date, with respect to an Interest Period that commences during the Revolving Period or the Controlled Accumulation Period and ends during the Regulated Amortisation Period or the Rapid Amortisation Period, such Interest Period will end on, and exclude, the Floating Rate Commencement Date.

     Subject to the following paragraph, each Note bears interest at the Initial Rate on its Principal Amount Outstanding during the period from (and including) the Interest Commencement Date to, but excluding, the Floating Rate Commencement Date (the "INITIAL PERIOD"). Interest in respect of the notes during the Initial Period is payable in arrear in sterling on each Regular Interest Payment Date and the final Interest Payment Date during the Initial Period shall be the earlier of the Scheduled Redemption Date or the Payment Date of the first month falling in the Regulated Amortisation Period or the Rapid Amortisation Period.

     The amount of the interest payable (the "INTEREST AMOUNT") in respect of the notes for any Interest Period during the Initial Period shall be calculated by applying the Initial Rate to the Principal Amount Outstanding of the notes, multiplying the resulting product by the relevant Day Count Fraction, and rounding the resultant figure to the nearest sterling 0.01 (half of a penny being rounded upwards).

     However, in the event that the Regulated Amortisation Period or the Rapid Amortisation Period has commenced, then from and including the Floating Rate Commencement Date to, but excluding, the Final Redemption Date (the "REDEMPTION PERIOD"), each Note bears interest at a floating rate on its Principal Amount Outstanding to be determined in accordance with the provisions below, payable in arrear on each Payment Date. During the Redemption Period, each period beginning on, and including, a Payment Date to but excluding the next Payment Date is called an "INTEREST PERIOD".

     The Rate of Interest applicable to the notes which are the subject of this Condition 6(d) (the "REDEMPTION RATE") for each Interest Period during the Redemption Period will be determined by the Agent Bank as the sum of the then Margin and LIBOR for the relevant Interest Period.

     LIBOR shall be determined on the following basis:

(i) on the Floating Rate Commencement Date in respect of the first Interest Period during the Redemption Period and thereafter on each "INTEREST DETERMINATION DATE", namely the first day of the Interest Period for which the Redemption Rate will apply, the Agent Bank will determine the offered quotation to leading banks in the London interbank market, for sterling deposits for the relevant Interest Period, by reference to the display designated as the British Bankers Association LIBOR Rates as quoted on the Moneyline Reuters Monitor as Moneyline Reuters Screen LIBOR01 or (1) such other page as may replace Moneyline Reuters Screen LIBOR01 on that service for the purposes of displaying such information or (2) if that service ceases to display such information, such page as displays such information on such service (or, if more than one, that one previously approved in writing by the Note Trustee) as may replace the Moneyline Reuters Monitor) as at or about 11.00 a.m. (London time) on that date, (the "SCREEN RATE");

(ii) if, on any Interest Determination Date, the Screen Rate is unavailable, the Agent Bank will:

     (A) request each Reference Bank to provide the Agent Bank with its offered quotation to leading banks in the London interbank market, for sterling deposits for the relevant Interest Period, as at approximately 11.00 a.m. (London time) on the Interest Determination Date in question and in an amount that is representative for a single transaction in that market at that time; and

     (B) determine the arithmetic mean (rounded upwards to four decimal places) of such quotations;

(iii) if, on any Interest Determination Date the Screen Rate is unavailable and two or three of the Reference Banks provide offered quotations, LIBOR for the relevant Interest Period shall be determined in accordance with the provisions of paragraph (ii) on the basis of the arithmetic mean (rounded upwards to four decimal places) of the offered quotations of those Reference Banks providing the offered quotations; and

(iv) if fewer than two such quotations are provided by the Reference Banks as requested, the Agent Bank will determine the arithmetic mean (rounded upwards to four decimal places) of the rates quoted by major banks in London, selected by the Agent Bank, at approximately 11.00 a.m. (London time) on the first day of the relevant Interest Period for loans in sterling to leading European banks for a period equal to the relevant Interest Period and in an amount that is representative for a single transaction in that market at that time,

     PROVIDED THAT if the Agent Bank is unable to determine LIBOR in accordance with the above provisions in relation to any Interest Period, the Redemption Rate applicable to the notes in respect of such Interest Period during the Redemption Period will be sum of the then Margin in respect of the notes and LIBOR last determined in relation to the notes in respect of the preceding Interest Period.

     During the Redemption Period, the Agent Bank will, as soon as practicable after the Interest Determination Date in relation to each Interest Period during the Redemption Period, calculate the amount of interest (the "INTEREST AMOUNT") payable in respect of the notes for such Interest Period. The Interest Amount will be calculated by applying the Redemption Rate for such Interest Period to the Principal Amount Outstanding of the notes during such Interest Period and multiplying the product by the relevant Day Count Fraction, and rounding the resulting figure to the nearest sterling 0.01 (half of a penny being rounded upwards).

(e) Specific Provision: Fixed Rate Dollar Notes (Option 1)

     This Condition 6(e) is applicable to the notes if the Specified Currency is US dollars and the notes are designated to be fixed rate notes (Option 1).

     Each Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date. Interest in respect of the notes is payable in arrear in US dollars on each Interest Payment Date.

     If there is a shortfall between the amounts received by the issuing entity from the swap counterparty or otherwise and the amount of interest due on any class of notes on that Interest Payment Date, that shortfall will be borne by each note in that class in a proportion equal to the proportion that the interest outstanding on the relevant note bears to the total amount of interest outstanding on all the notes of that class. This will be determined on the Interest Payment Date on which the shortfall arises. Payment of the shortfall will be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity, or, if earlier, the Final Redemption Date, from payments made to it from the swap counterparty or otherwise on that Interest Payment Date, to make the payment The shortfall will accrue interest at the rate described for each class of note below plus a margin of 2.0 per cent, per annum, and payment of that interest will also be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity to make the payment or, if earlier, on the Final Redemption Date.

     "INTEREST PAYMENT DATE" means the following dates:

(i) during any period that is not an Amortisation Period, the First Interest Payment Date and each Regular Interest Payment Date (as specified in the relevant prospectus supplement/final terms); and

(ii) during an Amortisation Period, each Payment Date. (ii)

     Each period beginning on (and including) the Interest Commencement Date or any Interest Payment Date and ending on (but excluding) the next Interest Payment Date is herein called an "INTEREST PERIOD"; provided however, that, where the Floating Rate Commencement Date is a date falling prior to the Scheduled Redemption Date, with respect to an Interest Period that commences during the Revolving Period or the Controlled Accumulation Period and ends during the Regulated Amortisation Period or the Rapid Amortisation Period, such Interest Period will end on, and exclude, the Floating Rate Commencement Date.

     Subject to the following paragraph, each Note bears interest at the Initial Rate on its Principal Amount Outstanding during the period from (and including) the Interest Commencement Date to, but excluding, the Floating Rate Commencement Date (the "INITIAL PERIOD"). Interest in respect of such Note during the Initial Period is payable in arrear in US dollars on each Regular Interest Payment Date and the Final Interest Payment Date during the Initial Period shall be the Scheduled Redemption Date.

     The amount of the interest payable (the "INTEREST AMOUNT") in respect of the notes for any Interest Period during the Initial Period shall be calculated by applying the Initial Rate to the Principal Amount Outstanding of the notes, multiplying the resulting product by the relevant Day Count Fraction, and rounding the resultant figure to the nearest US dollar 0.01 (half of a cent being rounded upwards).

     However, in the event that the Regulated Amortisation Period or the Rapid Amortisation Period has commenced, then from and including the Floating Rate Commencement Date to, but excluding, the Final Redemption Date (the "REDEMPTION PERIOD"), each Note bears interest at a floating rate on its Principal Amount Outstanding to be determined in accordance with the provisions below, payable in arrear on each Payment Date. During the Redemption Period, each period beginning on, and including, a Payment Date to but excluding the next Payment Date is called an "INTEREST PERIOD".

     The Rate of Interest applicable to the notes which are the subject of this Condition 6(e) (the "REDEMPTION RATE") for each Interest Period during the Redemption Period will be determined by the Agent Bank as the sum of the then Margin and LIBOR for the relevant Interest Period.

     LIBOR shall be determined on the following basis:

(i) on each Quotation Date during the Redemption Period, the Agent Bank will determine the offered quotation to leading banks in the London interbank market - called LIBOR - for onemonth US dollar deposits.

     This will be determined by reference to the British Bankers Association LIBOR Rates display as quoted on the Bridge Reuters monitor as Reuters Screen LIBOR01. If the Reuters Screen LIBOR01 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, any page showing this information will be used. If there is more than one service displaying the information, the one approved in writing by the Note Trustee in its sole discretion will be used.

     In each case above, the determination will be made as at or about 11.00 a.m. London time, on that date. These are called the "SCREEN RATES".

     A "QUOTATION DATE" means the second London Business Day before the Floating Rate Commencement Date in respect of the first Interest Period during the Redemption Period and thereafter the second London Business Day before the first day of an Interest Period. if, on any Quotation Date, a Screen Rate is unavailable, the Agent Bank will:

(ii) if, on any Quotation Date, a Screen Rate is unavailable, the Agent Bank will:

     (1) request each Reference Bank to provide the Agent Bank with its offered quotation to leading banks of the equivalent of that Screen Rate on that Quotation Date in an amount that represents a single transaction in that market at that time; and

     (2) determine the arithmetic mean rounded upwards to four decimal places, of those quotations;

(iii) if, on any Quotation Date, the Screen Rate is unavailable and only two or three of the Reference Banks provide offered quotations, LIBOR for that Interest Period will be the arithmetic mean of the quotations provided by those Reference Banks calculated in the manner described in (ii) above; and

(iv) if fewer than two Reference Banks provide quotations, the Agent Bank will determine (in its absolute discretion) the arithmetic mean (rounded upwards to four decimal places) of the leading rates quoted by major banks in London - selected by the Agent Bank at approximately 11.00 a.m. London time on the relevant Quotation Date - to leading European banks for a period equal to the relevant Interest Period and in an amount that is representative for a single transaction in that market at that time, for loans in US dollars.

     During the Redemption Period, the Agent Bank will, as soon as practicable after the Quotation Date in relation to each Interest Period during the Redemption Period, calculate the amount of interest (the "INTEREST AMOUNT") payable in respect of the notes for such Interest Period. The Interest Amount will be calculated by applying the Redemption Rate for such Interest Period to the Principal Amount Outstanding of the notes during such Interest Period and multiplying the product by the relevant Day Count Fraction, and rounding the resulting figure to the nearest US dollar 0.01 (half of a cent being rounded upwards).

(f)  Specific Provision: Fixed Rate Euro Notes (Option 1)

     This Condition 6(f) is applicable to the notes if the Specified Currency is euro and the notes are designated to be fixed rate notes (Option 1).

     Each Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date. Interest in respect of the notes is payable in arrear in euro on each Interest Payment Date.

     If there is a shortfall between the amounts received by the issuing entity from the swap counterparty or otherwise and the amount of interest due on any class of notes on that Interest Payment Date, that shortfall will be borne by each note in that class in a proportion equal to the proportion that the interest outstanding on the relevant note bears to the total amount of interest outstanding on all the notes of that class. This will be determined on the Interest Payment Date on which the shortfall arises. Payment of the shortfall will be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity, or, if earlier, the Final Redemption Date, from payments made to it from the swap counterparty or otherwise on that Interest Payment Date, to make the payment The shortfall will accrue interest at the rate described for each class of note below plus a margin of 2.0 per cent, per annum, and payment of that interest will also be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity to make the payment or, if earlier, on the Final Redemption Date.

     "INTEREST PAYMENT DATE" means the following dates:

(i) during any period that is not an Amortisation Period, the First Interest Payment Date and each Regular Interest Payment Date (as specified in the relevant prospectus supplement/final terms); and

(ii) during an Amortisation Period, each Payment Date.

     Each period beginning on (and including) the Interest Commencement Date or any Interest Payment Date and ending on (but excluding) the next Interest Payment Date is herein called an "INTEREST PERIOD"; provided, however, that, where the Floating Rate Commencement Date is a date falling prior to the Scheduled Redemption Date, with respect to an Interest Period that commences during the Revolving Period or the Controlled Accumulation Period and ends during the Regulated Amortisation Period or the Rapid Amortisation Period, such Interest Period will end on, and exclude, the Floating Rate Commencement Date.

     Subject to the following paragraph, each Note bears interest at the Initial Rate on its Principal Amount Outstanding during the period from (and including) the Interest Commencement Date to, but excluding, the Floating Rate Commencement Date (the "INITIAL PERIOD"). Interest in respect of such Note during the Initial Period is payable in arrear in euro on each Regular Interest Payment Date and the Final Interest Payment Date during the Initial Period shall be the Scheduled Redemption Date.

     The amount of the interest payable (the "INTEREST AMOUNT") in respect of the notes for any Interest Period during the Initial Period shall be calculated by applying the Initial Rate to the Principal Amount Outstanding of the notes, multiplying the resulting product by the relevant Day Count Fraction, and rounding the resultant figure to the nearest euro 0.01 (half of a cent being rounded upwards).

     However, in the event that the Regulated Amortisation Period or the Rapid Amortisation Period has commenced, then from and including the Floating Rate Commencement Date to, but excluding, the Final Redemption Date (the "REDEMPTION PERIOD"), each Note bears interest at a floating rate on its Principal Amount Outstanding to be determined in accordance with the provisions below, payable in arrear on each Payment Date. During the Redemption Period, each period beginning on, and including, a Payment Date to but excluding the next Payment Date is called an "Interest Period".

     The Rate of Interest applicable to the notes which are the subject of this Condition 6(f) (the "REDEMPTION RATE") for each Interest Period during the Redemption Period will be determined by the Agent Bank as the sum of the then Margin and EURIBOR for the relevant Interest Period.

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

     EURIBOR shall be determined on the following basis:

(i) on the second TARGET Settlement Day before the Floating Rate Commencement Date in respect of the first Interest Period during the Redemption Period and thereafter on each "INTEREST DETERMINATION DATE", namely 11.00 a.m. (Brussels time) on the second TARGET Settlement Day before the first day of the Interest Period for which the rate will apply, the Agent Bank will determine the offered quotation to prime banks in the EuroZone interbank market for euro deposits for the relevant Interest Period, by reference to
     (1) on the display page designated EURIBOR01 on the Dow Jones Reuters Service (or such other page as may replace that page on that service, or such other service as may be nominated by the Agent Bank as the information vendor, for the purpose of displaying comparable rates) as of the Interest Determination Date or (2) if that service ceases to display such information, such page as displays such information on such service (or, if more than one, that one previously approved in writing by the Note Trustee) as may replace the Dow Jones Monitor as at or about 11.00 a.m. (Brussels time) on that date (the "SCREEN RATE");

(ii) if, on any Interest Determination Date, the Screen Rate is unavailable, the Agent Bank will:

     (1) request the principal EuroZone office of each of four major banks in the EuroZone interbank market to provide a quotation of the rate at which deposits in euro are offered by it at approximately 11.00 a.m. (Brussels time) on the Interest Determination Date to prime banks in the eurozone interbank market for a period equal to the relevant Interest Period and in an amount that is representative for a single transaction in that market at that time; and

     (2) determine the arithmetic mean (rounded, if necessary, to the nearest one hundred thousandth of a percentage point, 0.000005 being rounded upwards) of such quotations; and

(iii) if fewer than two such quotations are provided as requested, the Agent Bank will determine the arithmetic mean (rounded, if necessary, as aforesaid) of the rates quoted by major banks in the EuroZone interbank market, selected by the Agent Bank, at approximately 11.00 a.m. (Brussels time) on the Interest Determination Date for loans in euro to leading European banks for a period equal to the relevant Interest Period and in an amount that is representative for a single transaction in that market at that time,

PROVIDED THAT if the Agent Bank is unable to determine EURIBOR in accordance with the above provisions in relation to any Interest Period, the Redemption Rate applicable to the notes during such Interest Period will be the sum of the then Margin and EURIBOR last determined in relation to such notes in respect of the preceding Interest Period.

     During the Redemption Period, the Agent Bank will, as soon as practicable after the Interest Determination Date in relation to each Interest Period during the Redemption Period, calculate the amount of interest (the "INTEREST AMOUNT") payable in respect of the notes for such Interest Period. The Interest Amount will be calculated by applying the Redemption Rate for such Interest Period to the Principal Amount Outstanding of the notes during such Interest Period and multiplying the product by the relevant Day Count Fraction, and rounding the resulting figure to the nearest euro 0.01 (half of a cent being rounded upwards).

(g)  Specific Provision: Fixed Rate Sterling Notes (Option 2)

     This Condition 6(g) is applicable to the notes if the Specified Currency is sterling and the notes are designated to be fixed rate notes (Option 2).

     Each Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date. Interest in respect of the notes is payable in arrear in sterling on each Interest Payment Date.

     If there is a shortfall between the amounts received by the issuing entity from the swap counterparty or otherwise and the amount of interest due on any class of notes on that Interest Payment Date, that shortfall will be borne by each note in that class in a proportion equal to the proportion that the interest outstanding on the relevant note bears to the total amount of interest outstanding on all the notes of that class. This will be determined on the Interest Payment Date on which the shortfall arises. Payment of the shortfall will be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity, or, if earlier, the Final Redemption Date, from payments made to it from the swap counterparty or otherwise on that Interest Payment Date, to make the payment The shortfall will accrue interest at the rate described for each class of note below plus a margin of 2.0 per cent, per annum, and payment of that interest will also be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity to make the payment or, if earlier, on the Final Redemption Date.

     "INTEREST PAYMENT DATE" means the First Interest Payment Date and each Regular Interest Payment Date (as specified in the relevant prospectus supplement/final terms).

     Each period beginning on (and including) any Interest Payment Date and ending on (but excluding) the next Interest Payment Date is herein called an "INTEREST PERIOD".

     Subject to the following paragraph, each Note bears interest at the Initial Rate on its Principal Amount Outstanding during the period from (and including) the Interest Commencement Date. Interest in respect of such Note is payable in arrear in sterling on each Regular Interest Payment Date.

     The amount of the interest payable (the "INTEREST AMOUNT") in respect of the notes for any Interest Period shall be calculated by applying the Initial Rate to the Principal Amount Outstanding of the notes, multiplying the resulting product by the relevant Day Count Fraction, and rounding the resultant figure to the nearest sterling 0.01 (half of a pence being rounded upwards).

(h)  Specific Provision: Fixed Rate Dollar Notes (Option 2)

     This Condition 6(h) is applicable to the notes if the Specified Currency is US dollars and the notes are designated to be fixed rate notes (Option 2).

     Each Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date. Interest in respect of the notes is payable in arrear in US dollars on each Interest Payment Date.

     If there is a shortfall between the amounts received by the issuing entity from the swap counterparty or otherwise and the amount of interest due on any class of notes on that Interest Payment Date, that shortfall will be borne by each note in that class in a proportion equal to the proportion that the interest outstanding on the relevant note bears to the total amount of interest outstanding on all the notes of that class. This will be determined on the Interest Payment Date on which the shortfall arises. Payment of the shortfall will be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity, or, if earlier, the Final Redemption Date, from payments made to it from the swap counterparty or otherwise on that Interest Payment Date, to make the payment The shortfall will accrue interest at the rate described for each class of note below plus a margin of 2.0 per cent, per annum, and payment of that interest will also be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity to make the payment or, if earlier, on the Final Redemption Date.

     "INTEREST PAYMENT DATE" means the First Interest Payment Date and each Regular Interest Payment Date (as specified in the relevant prospectus supplement/final terms).

     Each period beginning on (and including) any Interest Payment Date and ending on (but excluding) the next Interest Payment Date is herein called an "INTEREST PERIOD".

     Subject to the following paragraph, each Note bears interest at the Initial Rate on its Principal Amount Outstanding during the period from (and including) the Interest Commencement Date. Interest in respect of the such Note is payable in arrear in US dollars on each Regular Interest Payment Date.

     The amount of the interest payable (the "INTEREST AMOUNT") in respect of the notes for any Interest Period shall be calculated by applying the Initial Rate to the Principal Amount Outstanding of the notes, multiplying the resulting product by the relevant Day Count Fraction, and rounding the resultant figure to the nearest US dollar 0.01 (half of a cent being rounded upwards).

(i)  Specific Provision: Fixed Rate Euro Notes (Option 2)

     This Condition 6(i) is applicable to the notes if the Specified Currency is euro and the notes are designated to be fixed rate notes (Option 2).

     Each Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date. Interest in respect of the notes is payable in arrear in euro on each Interest Payment Date.

     If there is a shortfall between the amounts received by the issuing entity from the swap counterparty or otherwise and the amount of interest due on any class of notes on that Interest Payment Date, that shortfall will be borne by each note in that class in a proportion equal to the proportion that the interest outstanding on the relevant note bears to the total amount of interest outstanding on all the notes of that class. This will be determined on the Interest Payment Date on which the shortfall arises. Payment of the shortfall will be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity, or, if earlier, the Final Redemption Date, from payments made to it from the swap counterparty or otherwise on that Interest Payment Date, to make the payment The shortfall will accrue interest at the rate described for each class of note below plus a margin of 2.0 per cent, per annum, and payment of that interest will also be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity to make the payment or, if earlier, on the Final Redemption Date.

     "INTEREST PAYMENT DATE" means the First Interest Payment Date and each Regular Interest Payment Date (as specified in the relevant prospectus supplement/final terms).

     Each period beginning on (and including) any Interest Payment Date and ending on (but excluding) the next Interest Payment Date is herein called an "INTEREST PERIOD".

     Subject to the following paragraph, each Note bears interest at the Initial Rate on its Principal Amount Outstanding during the period from (and including) the Interest Commencement Date. Interest in respect of the such Note is payable in arrear in euro on each Regular Interest Payment Date.

     The amount of the interest payable (the "INTEREST AMOUNT") in respect of the notes for any Interest Period shall be calculated by applying the Initial Rate to the Principal Amount Outstanding of the notes, multiplying the resulting product by the relevant Day Count Fraction, and rounding the resultant figure to the nearest euro 0.01 (half of a cent being rounded upwards).

(j)  Specific Provision: Fixed Rate Dollar Notes (Option 3)

     This Condition 6(j) is applicable to the notes if the Specified Currency is US dollars and the notes are designated to be fixed rate notes (Option 3).

     Each Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date. Interest in respect of the notes is payable in arrear in US dollars on each Interest Payment Date.

     If there is a shortfall between the amounts received by the issuing entity from the swap counterparty or otherwise and the amount of interest due on any class of notes on that Interest Payment Date, that shortfall will be borne by each note in that class in a proportion equal to the proportion that the interest outstanding on the relevant note bears to the total amount of interest outstanding on all the notes of that class. This will be determined on the Interest Payment Date on which the shortfall arises. Payment of the shortfall will be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity, or, if earlier, the Final Redemption Date, from payments made to it from the swap counterparty or otherwise on that Interest Payment Date, to make the payment The shortfall will accrue interest at the rate described for each class of note below plus a margin of 2.0 per cent, per annum, and payment of that interest will also be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity to make the payment or, if earlier, on the Final Redemption Date.

     "INTEREST PAYMENT DATE" means the following dates:

(i) during any period that is not an Amortisation Period, the First Interest Payment Date and each Regular Interest Payment Date (as specified in the relevant prospectus supplement/final terms); and

(ii) during an Amortisation Period, each Payment Date.

     Each period beginning on (and including) the Interest Commencement Date or any Interest Payment Date and ending on (but excluding) the next Interest Payment Date is herein called an "INTEREST PERIOD"; provided, however, that, where the Floating Rate Commencement Date is a date falling prior to the Scheduled Redemption Date with respect to an Interest Period that commences during the Revolving Period or the Controlled Accumulation Period and ends during the Regulated Amortisation Period or the Rapid Amortisation Period, such Interest Period will end on, and exclude the Floating Rate Commencement Date.

     Subject to the second following paragraph, each Note bears interest at the Initial Rate on its Principal Amount Outstanding during the period from (and including) the Interest Commencement Date to, but excluding, the Floating Rate Commencement Date (the "INITIAL PERIOD"). Interest in respect of the such Note during the Initial Period is payable in arrear in US dollars on each Regular Interest Payment Date and the Final Interest Payment Date during the Initial Period shall be the Scheduled Redemption Date.

     The amount of the interest payable (the "INTEREST AMOUNT") in respect of the notes for any Interest Period during the Initial Period shall be calculated by applying the Initial Rate to the Principal Amount Outstanding of the notes, multiplying the resulting product by the relevant Day Count Fraction, and rounding the resultant figure to the nearest US dollar 0.01 (half of a cent being rounded upwards).

     However, in the event that the Regulated Amortisation Period or the Rapid Amortisation Period has commenced, then from and including the Floating Rate Commencement Date to, but excluding, the Final Redemption Date (the "REDEMPTION PERIOD"), each Note bears interest on its Principal Amount Outstanding in accordance with this Condition 6(j), but subject as provided in the following paragraph, payable in arrear on each Payment Date. During the Redemption Period, each period beginning on, and including, a Payment Date to but excluding the next Payment Date is called an "INTEREST PERIOD". For the avoidance of doubt, a fixed Rate of Interest shall be payable throughout the Redemption Period.

     During the Redemption Period, the obligations of the Issuing Entity to pay interest on the Principal Amount Outstanding of the notes on each Payment Date shall be satisfied in full by the Issuing Entity paying to the Principal Paying Agent amounts equal to all interest amounts standing to the credit of the relevant Distribution Ledger for the notes on such Payment Date. Interest will be payable on the relevant notes by the relevant Paying Agent in accordance with the provisions of the Agency Agreement.

(k) Specific Provision: Fixed Rate Euro Notes (Option 3)

     This Condition 6(k) is applicable to the notes if the Specified Currency is euro and the notes are designated to be fixed rate notes (Option 3).

     Each Note bears interest on its Principal Amount Outstanding from (and including) the Interest Commencement Date. Interest in respect of the notes is payable in arrear in euro on each Interest Payment Date.

     If there is a shortfall between the amounts received by the issuing entity from the swap counterparty or otherwise and the amount of interest due on any class of notes on that Interest Payment Date, that shortfall will be borne by each note in that class in a proportion equal to the proportion that the interest outstanding on the relevant note bears to the total amount of interest outstanding on all the notes of that class. This will be determined on the Interest Payment Date on which the shortfall arises. Payment of the shortfall will be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity, or, if earlier, the Final Redemption Date, from payments made to it from the swap counterparty or otherwise on that Interest Payment Date, to make the payment The shortfall will accrue interest at the rate described for each class of note below plus a margin of 2.0 per cent, per annum, and payment of that interest will also be deferred and will be due on the next Interest Payment Date on which funds are available to the issuing entity to make the payment or, if earlier, on the Final Redemption Date.

     "INTEREST PAYMENT DATE" means the following dates:

(i) during any period that is not an Amortisation Period, the First Interest Payment Date and each Regular Interest Payment Date (as specified in the relevant prospectus supplement/final terms); and

(ii) during an Amortisation Period, each Payment Date.

     Each period beginning on (and including) the Interest Commencement Date or any Interest Payment Date and ending on (but excluding) the next Interest Payment Date is herein called an "INTEREST PERIOD"; provided, however, that, where the Floating Rate Commencement Date is a date falling prior to the Scheduled Redemption Date, with respect to an Interest Period that commences during the Revolving Period or the Controlled Accumulation Period and ends during the Regulated Amortisation Period or the Rapid Amortisation Period, such Interest Period will end on, and exclude, the Floating Rate Commencement Date.

     Subject to the second following paragraph, each Note bears interest at the Initial Rate on its Principal Amount Outstanding during the period from (and including) the Interest Commencement Date to, but excluding, the Floating Rate Commencement Date (the "INITIAL PERIOD"). Interest in respect of the such Note during the Initial Period is payable in arrear in euro on each Regular Interest Payment Date and the Final Interest Payment Date during the Initial Period shall be the Scheduled Redemption Date.

     The amount of the interest payable (the "Interest Amount") in respect of the notes for any Interest Period during the Initial Period shall be calculated by applying the Initial Rate to the Principal Amount Outstanding of the notes, multiplying the resulting product by the relevant Day Count Fraction, and rounding the resultant figure to the nearest euro 0.01 (half of a cent being rounded upwards).

     However, in the event that the Regulated Amortisation Period or the Rapid Amortisation Period has commenced, then from and including the Floating Rate Commencement Date to, but excluding, the Final Redemption Date (the "REDEMPTION PERIOD"), each Note bears interest on its Principal Amount Outstanding in accordance with this Condition 6(k), but subject as provided in the following paragraph, payable in arrear on each Payment Date. During the Redemption Period, each period beginning on, and including, a Payment Date to but excluding the next Payment Date is called an "INTEREST PERIOD". For the avoidance of doubt, a fixed Rate of Interest shall be payable throughout the Redemption Period.

     During the Redemption Period, the obligations of the Issuing Entity to pay interest on the Principal Amount Outstanding of the notes on each Payment Date shall be satisfied in full by the Issuing Entity paying to the Principal Paying Agent amounts equal to all interest amounts standing to the credit of the relevant Distribution Ledger for the notes on such Payment Date. Interest will be payable on the relevant notes by the relevant Paying Agent in accordance with the provisions of the Agency Agreement.

(l)  General Provision: Deferred Interest and Additional Interest

     To the extent that the monies which are deposited in the relevant Series Issuing Entity Distribution Account to the credit of the relevant Distribution Ledger for a Series by the medium term note certificate on an Interest Payment Date in accordance with the provisions of the related medium term note certificate are insufficient to pay the full amount of interest on the relevant Class or Sub-Class of notes of such Series on such Interest Payment Date, payment of the interest shortfall ("DEFERRED INTEREST"), which will be borne by each Note of that class or Sub-Class of the relevant Series in a proportion equal to the proportion that the Principal Amount Outstanding of the Note of the relevant Class or Sub-Class of such Series bears to the aggregate Principal Amount Outstanding of the relevant notes of the relevant Series (as determined on the Interest Payment Date on which such Deferred Interest arises), will be deferred until the Interest Payment Date occurring thereafter on which funds are available to the Issuing Entity (by being deposited to the relevant Series Issuing Entity Distribution Account to the credit of the Distribution Ledger of the relevant Class or Sub-Class for that Series by the MTN issuing entity on such Interest Payment Date) to pay such Deferred Interest to the extent of such available funds. Such Deferred Interest will accrue interest ("ADDITIONAL INTEREST") at the then current Rate of Interest (or in the case of a fixed rate Note which may become a floating rate Note, the Initial Rate (during the Initial Period) or the Redemption Rate (during the Redemption Period)) applicable to that Class or Sub-Class, and payment of any Additional Interest will also be deferred until the Interest Payment Date thereafter on which funds are available to the Issuing Entity (by being deposited to the relevant Series Issuing Entity Distribution Account to the credit of the Distribution Ledger of the relevant Class or Sub-Class for such a Series by the MTN issuing entity on such Interest Payment Date in accordance with the provisions of the medium term note certificate) to pay such Additional Interest to the extent of such available funds.

(m)  General Provision: Calculation of Interest Amount

     On each Interest Payment Date, the Agent Bank shall determine the actual amount of interest which will be paid on the notes on that Interest Payment Date and the amount of Deferred Interest (if any) on the notes in respect of the related Interest Period and the amount of Additional Interest (if any) which will be paid on such Interest Payment Date. The amount of Additional Interest shall be calculated by applying the then current relevant Rate of Interest, Initial Rate or, as the case may be, Redemption Rate for the notes to the sum of the Deferred Interest and any Additional Interest from prior Interest Periods which remains unpaid and multiplying such sum by the relevant Day Count Fraction.

     In the event that, on any Interest Payment Date, the amount of monies which are deposited to the Series Issuing Entity Distribution Account for a Series by the MTN issuing entity on such day in accordance with the provisions of the medium term note certificate is insufficient to pay in full the Interest Amount, any outstanding Deferred Interest and any Additional Interest due on such Interest Payment Date in respect of any Class or Sub-Class of notes, such monies will be applied first to the payment of any Interest Amount, secondly to the payment of any outstanding Deferred Interest and thereafter to the payment of any Additional Interest in respect of the relevant Class or Sub-Class.

(n)  General Provision: Interest cease to accrue

     Interest will cease to accrue on any part of the Principal Amount Outstanding of a Note from the Scheduled Redemption Date unless, upon due presentation, payment of principal is improperly withheld or refused or default is otherwise made in the payment thereof, in which case it will continue to bear interest in accordance with this Condition (as well after as before judgement) until whichever is the earlier of (i) the day on which all sums due in respect of such Note up to that day are received by or on behalf of the relevant Noteholder and (ii) the day which is seven days after the Principal Paying Agent or the Note Trustee has notified the relevant Noteholders either in accordance with Condition 15 or individually that it has received all sums due in respect of the relevant notes up to such seventh day (except to the extent that there is any subsequent default in payment).

(o)  General Provision: Failure of Agent Bank

     If the Agent Bank fails at any time to determine a Rate of Interest or to calculate an Interest Amount or amount of Deferred Interest (if any) or amount of Additional Interest (if any), the Note Trustee, or its appointed agent without any liability therefor, may determine such Rate of Interest as it considers fair and reasonable in the circumstances (having such regard as it thinks to the other provisions of these Conditions, including paragraph (l) or
(n) above (as applicable))
or, as the case may be, calculate such Interest Amount or amount of Deferred Interest (if any) or amount of Additional Interest (if any), in accordance with paragraph (m) above, and each such determination or calculation shall be deemed to have been made by the Agent Bank.

(p)  General Provision: Publication

     The Agent Bank will cause each Rate of Interest, Interest Amount, amount of Deferred Interest (if any) and amount of Additional Interest (if any) determined by it, together with the relevant Interest Payment Date, to be notified to the Issuing Entity, the Paying Agents, the Note Trustee and, for so long as the respective notes are admitted to trading on the Regulated Market of the London Stock Exchange plc (the "REGULATED MARKET OF THE LONDON STOCK EXCHANGE"), the Regulated Market of the London Stock Exchange as soon as practicable after such determination but in any event not later than the seventh day thereafter or such earlier day as the Regulated Market of the London Stock Exchange may require and the Agent Bank will cause the same to be notified to the Noteholders in accordance with Condition 15 as soon as possible thereafter. The Agent Bank will be entitled to recalculate any Interest Amount and amount of Additional Interest (on the basis of the foregoing provisions) without notice in the event of an extension or shortening of the relevant Interest Period.

(q)  General Provision: Notifications etc.

     All notifications, opinions, determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of this Condition 6, whether by the Agent Bank or the Note Trustee will (in the absence of wilful default, bad faith or manifest error) be binding on the Issuing Entity, the Paying Agents, the Note Trustee, the Agent Bank and the Noteholders and no liability to any such Person will attach to the Agent Bank or the Note Trustee in connection with the exercise or nonexercise by them or of them of their powers, duties and discretions for such purposes.

(7)  REDEMPTION AND PURCHASE


     The issuing entity is only entitled to redeem the notes as provided in paragraphs (a), (b), (c) and (d) below.

(a) Scheduled Redemption

     Class A notes:

     Unless previously purchased and cancelled or unless the Regulated Amortisation Period or Rapid Amortisation Period has already started, all class A notes will be redeemed on the relevant Series Scheduled Redemption Date, unless there is a shortfall between the amount in the Issuing Entity Distribution Account and the total amount payable to class A noteholders in sterling, if any, and to the swap counterparty under the class A swap agreement. If there is such a shortfall, the class A notes will be redeemed proportionately with the amount in the Issuing Entity Distribution Account after being exchanged under the terms of the class A swap agreement. The Rapid Amortisation Period will then begin. The payments will be made in no order of preference and proportionately between all class A notes.

     Class B notes:

     Unless previously purchased and cancelled or unless the Regulated Amortisation Period or the Rapid Amortisation Period has already started, the class B notes will be redeemed on the relevant Series Scheduled Redemption Date unless there is a shortfall between the amount in the Issuing Entity Distribution Account, after payment of all interest and principal due and payable on the class A notes, and the amount due and payable to the class B noteholders in sterling, if any, and to the swap counterparty under the class B swap agreement. If there is such a shortfall, the class B notes will be redeemed proportionately with the amount in the Issuing Entity Distribution Account after being exchanged under the terms of the class B swap agreement. The Rapid Amortisation Period will then begin. The payments will be made, in no order of preference and proportionately between all class B notes.

     Class C notes:

     Unless previously purchased and cancelled or unless the Regulated Amortisation Period or the Rapid Amortisation Period has already started, the class C notes will be redeemed on the Series Scheduled Redemption Date unless there is a shortfall between the amount in the Issuing Entity Distribution Account, after payment of all interest and principal due and payable on the class A notes and the class B notes, and the amount due and payable to the class C noteholders in sterling, if any, and to the swap counterparty under the class C swap agreement. If there is such a shortfall, the class C notes will be redeemed proportionately with the amount in the Issuing Entity Distribution Account after being exchanged under the terms of the class C swap agreement. The Rapid Amortisation Period will then begin. The payments will be made, in no order of preference and proportionately between all class C notes.

     Class D notes:

     Unless previously purchased and cancelled or unless the Regulated Amortisation Period or the Rapid Amortisation Period has already started, the class D notes, if any, will be redeemed on the Series Scheduled Redemption Date unless there is a shortfall between the amount in the Issuing Entity Distribution Account, after payment of all interest and principal due and payable on the class A notes, the class B notes and the class C notes, and the amount due and payable to the class D noteholders in sterling, if any, and to the swap counterparty under the class D swap agreement. If there is such a shortfall, the class D notes will be redeemed proportionately with the amount in the Issuing Entity Distribution Account after being exchanged under the terms of the class D swap agreement. The Rapid Amortisation Period will then begin. The payments will be made, in no order of preference and proportionately between all class D notes.

     If the Rapid Amortisation Period begins as a result of there being insufficient funds to repay principal and pay interest on the class A notes, the class B notes, the class C notes or the class D notes, as described above, then on each Interest Payment Date after that, first the class A notes, second the class B notes, third the class C notes and fourth the class D notes, will be redeemed, to the extent of amounts available to the issuing entity, after being exchanged under the Swap Agreements, for each note of a class in the proportion that the principal amount outstanding of that note bears to the total Principal Amount Outstanding of the notes of that class. This will happen until the earlier of the time when each class of notes has been paid in full and the Interest Payment Date.

     On each Interest Payment Date, the agent bank will determine for each class of notes the following:

(i)  the amount of principal repayable on each note of that class; and

(ii) the Principal Amount Outstanding of each note of that class on the first day of the next interest period, after deducting any principal payment due to be made on each note of that class on that Interest Payment Date.

     The amounts and dates determined by the agent bank will be notified to the issuing entity, the Paying Agents and the note trustee and published in accordance with condition number 15 as soon as possible after these parties have been notified.

     The issuing entity, the Paying Agents, the note trustee and the Noteholders will be bound by the determinations properly made as described above and neither the agent bank nor the note trustee will be liable for the exercise or nonexercise by it of its powers, duties and discretions for those purposes.

     If the agent bank fails to make a determination as described above, the note trustee will calculate the principal payment or Principal Amount Outstanding as described above, and each of these determinations or calculations will be deemed to have been made by the agent bank. If this happens, the determination will be deemed to have been made by the agent bank.

(b) Mandatory Early Redemption or Mandatory Sale of Class B notes, Class C notes and Class D notes to the issuing entity

     If the Regulated Amortisation Period or the Rapid Amortisation Period begins before the Series Scheduled Redemption Date, on each subsequent Interest Payment Date to such event each class A note will be redeemed, then each class B note will be redeemed, then each class C note will be redeemed and lastly each class D note will be redeemed, in the proportion that its Principal Amount Outstanding bears to the total Principal Amount Outstanding of the notes of that class, to the extent of the amount which is deposited into the Issuing Entity Distribution Account towards redemption of the medium term note certificate - after the amount has been exchanged for dollars, euro or other currency, as applicable, under the relevant swap agreement or by the note trustee in the spot exchange market if the relevant swap agreement has been terminated. This will happen until the earliest of:

(i)  the date on which the relevant class of notes has been redeemed in full; or

(ii) the Final Redemption Date.

(c)  Optional Redemption

     The issuing entity may by not less than thirty and not more than sixty days prior notice to the trustee and without the need to obtain the prior consent of the note trustee or the Noteholders redeem all of the remaining notes on the next following Interest Payment Date together with all accrued interest, deferred interest and additional interest if any if the principal balance of the remaining notes is less than 10 per cent. of their original principal balance and the note trustee is satisfied that the issuing entity will have funds available to it to make the required payment on that Interest Payment Date.

(d)  Final Redemption

     If the notes have not previously been purchased and cancelled or redeemed in full as described in this condition number 7, the notes will be finally redeemed at their then Principal Amount Outstanding on the Final Redemption Date, together with, in each case, all accrued and unpaid interest, shortfall and interest on shortfall, if any.

     If, on the Final Redemption Date of a Note, the issuing entity is unable to pay all amounts then due under the relevant Class of notes having used all funds available to it in accordance with the applicable issuing entity priority of payments, the issuing entity's obligation to pay any amount left outstanding to the Noteholders under the relevant Class of notes and any claim that the Noteholders may have against the issuing entity in respect of such outstanding amounts will be extinguished. If there is a shortfall in interest, principal and/or fee payments then due and payable pursuant to the terms of a Class of Note, the issuing entity may not have sufficient funds to make payments on the relevant Class of Note and the Noteholders may incur a loss on interest, principal or other amounts which would otherwise be then due and payable on the relevant Class of notes.

(e)  Repricing Note Transfer

(i) Any repricing notes shall be transferred in accordance with paragraph (ii) below on each related repricing transfer date prior to the occurrence of an repricing termination event, in exchange for payment of such Repricing Transfer Price and the issuing entity will procure payment of such Repricing Transfer Price to the applicable repricing noteholders on the relevant repricing transfer date provided that the issuing entity shall not be liable for the failure to make payment of the Repricing Transfer Price if such failure is a result of the failure of the market repricing agent to perform its obligations under the relevant transaction documents.

(ii) Subject to paragraph (i) above, all the applicable repricing noteholders' interests in the related repricing notes shall be transferred on the relevant repricing transfer date to the account of the Incoming Euroclear/Clearstream Repricing Noteholders or Incoming DTC Repricing Noteholders. If definitive repricing notes have been issued, the applicable repricing notes will be registered in the names of the Incoming Euroclear/Clearstream Repricing Noteholders or Incoming DTC Repricing Noteholders on the repricing transfer date by the Registrar and the Register will be amended accordingly with effect from the relevant repricing transfer date.

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

(8) PAYMENTS

     Payments of principal and interest in respect of the notes will be made to the persons in whose names the Note Certificates are registered on the register at the opening of business in the place of the Registrar's specified office on the fifteenth day before the due date for such payment. Such date is called the "RECORD DATE". Payments will be made by wire transfer of immediately available funds, if the registered holder has provided wiring instructions no less than five Business Days prior to the Record Date, or otherwise by cheque mailed to the address of the registered holder as it appears in the register at the opening of business on the Record Date. In the case of the final redemption, and PROVIDED THAT payment is made in full, payment will only be made against surrender of those Note Certificates to the Registrar.

     The note trustee will not be responsible for any deficiency which may arise because it is liable to tax in respect of the proceeds of any security.

     Similar provisions in respect of the indemnification of the security trustee are set out in the transaction documents.

(9) TAXATION

(a) Principal and Interest

     All payments of principal and interest in respect of the notes by or on behalf of the issuing entity shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of Jersey, the United Kingdom or any other jurisdiction to whose tax laws such payments may be subject or any political subdivision therein or any authority in or of any of the foregoing having power to tax, unless the withholding or deduction of such taxes, duties, assessments, or governmental charges is required by law. In that event, the issuing entity or the Paying Agents shall make such payment after such withholding or deduction of such amounts has been made and shall account to the relevant authorities for the amount so required to be withheld or deducted. Neither the issuing entity nor the Paying Agents nor any other person will be required to make any additional payments to any Noteholder in respect of any amounts deducted or withheld as mentioned in this Condition 9.

(b) General Tax Treatment of Notes

     Each holder of notes, by acceptance of such notes, agrees to treat the notes as indebtedness of the issuing entity and to report all income (or loss) in accordance with such treatment, and to take no action inconsistent with such treatment, except as otherwise required by any taxing authority under applicable law.

(10) EVENTS OF DEFAULT


     If any of the following events occurs and is continuing it is called an "EVENT OF DEFAULT":

(i) the issuing entity fails to pay any amount of principal on the notes within 7 days of the date payment is due or fails to pay any amount of interest on the notes within 15 days of the date payment is due, provided that, for the avoidance of doubt, a failure to make or procure any payment required under Condition 7(e) by reason of any failure on the part of the market repricing agent to perform its obligations under the relevant transaction documents shall not constitute a default in respect of the related repricing notes for the purposes of this Condition 10; or

(ii) the issuing entity fails to perform or observe any of its other obligations under the notes, the note trust deed or the paying agency and agent bank agreement other than any obligation to pay any principal or interest on the notes, and, except where that failure is incapable of remedy, it remains unremedied for 30 days after the note trustee has given written notice of it to the issuing entity, certifying that the default is, in its opinion, materially prejudicial to the interests of the Noteholders; or

(iii) the early termination, without replacement, of any of the Swap Agreements that are described in the relevant prospectus supplement/final terms; or

(iv) a judgment or order for the payment of any amount is given against the issuing entity and continues unsatisfied and unstayed for a period of 30 days after it is given or, if a later date is specified for payment, from that date; or

(v) a secured party or encumbrancer takes possession or a receiver, administrative receiver, administrator, examiner, manager or other similar officer is appointed, of the whole or any part of the business, assets and revenues of the issuing entity or an enforcement action is begun for unpaid rent or execution is levied against any of the assets of the issuing entity; or

(vi) the issuing entity becomes insolvent or is unable to pay its debts as they fall due; or

(vii) an administrator or liquidator of the issuing entity or the whole or any part of the business, assets and revenues of the issuing entity is appointed, or an application for an appointment is made; or

(viii) the issuing entity takes any action for a readjustment or deferment of any of its obligations or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or declares a moratorium in respect of any of its indebtedness or any guarantee of indebtedness given by it; or

(ix) the issuing entity stops or threatens to stop carrying on all or any substantial part of its business; or

(x) an order is made or an effective resolution is passed for the winding up, liquidation or dissolution of the issuing entity; or

(xi) any action, condition or thing at any time required to be taken, fulfilled or done in order:

     (1) to enable the issuing entity lawfully to enter into, exercise its rights and perform and comply with its obligations under and in respect of the notes and the Issuing Entity Related Documents; or

     (2) to ensure that those obligations are legal, valid, binding and enforceable, except as that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors generally and that that enforceability may be limited by the effect of general principles of equity, is not taken, fulfilled or done; or

(xii) it is or will become unlawful for the issuing entity to perform or comply with any of its obligations under or in respect of the notes or the related documents; or

(xiii) all or any substantial part of the business, assets and revenues of the issuing entity is condemned, seized or otherwise appropriated by any person acting under the authority of any national, regional or local government; or

(xiv) the issuing entity is prevented by any person acting under the authority of any national, regional or local government from exercising normal control over all or any substantial part of its business, assets and revenues.

     If an Event of Default occurs then the note trustee may give an Enforcement Notice or appoint a receiver if it chooses and if it is indemnified to its satisfaction.

     If an Event of Default occurs then the note trustee shall be bound to give an Enforcement Notice or appoint a Receiver if it is indemnified to its satisfaction and it is:

(i)  required to by the swap counterparty;

(ii) required to by holders of at least one-quarter of the aggregate Principal Amount Outstanding of the class A notes, if any remain outstanding, and if none remain outstanding, the class B notes, and if none of these remain outstanding, the class C notes, and if none of these remain outstanding, the class D notes; or

(iii) directed by an extraordinary resolution, as defined in the note trust deed, of holders of outstanding class A notes, and if there are none, of holders of outstanding class B notes, and if there are none, of holders of outstanding class C notes, and if there are none, of holders of outstanding class D notes.

     An "ENFORCEMENT NOTICE" is a written notice to the issuing entity declaring the notes to be immediately due and payable. When it is given, the notes will become immediately due and payable at their Principal Amount Outstanding together with accrued interest without further action or formality. Notice of the receipt of an Enforcement Notice shall be given to the Noteholders as soon as possible. A declaration that the notes have become immediately due and payable will not, of itself, accelerate the timing or amount of redemption of the notes as described in condition number 7.

(11) Prescription

     Your notes will become void if they are not presented within the time limit for payment. That time limit is ten years from their due date. If there is a delay in the Principal Paying Agent receiving the funds, the due date, for the purposes of this time limit, is the date on which it notifies you, in accordance with condition number 15, that it has received the relevant payment.

(12) REPLACEMENT OF NOTE CERTIFICATES

     If any Note Certificates are lost, stolen, mutilated, defaced or destroyed, you can replace them at the specified office of the Registrar. You will be required to both pay the expenses of producing a replacement and comply with the issuing entity's reasonable requests for evidence, security and indemnity. You must surrender any defaced or mutilated Note Certificates before replacements will be issued.

(13) NOTE TRUSTEE AND AGENTS

     The note trustee is entitled to be indemnified and relieved from responsibility in certain circumstances and to be paid its costs and expenses in priority to your claims.

     In the exercise of its powers and discretions under the conditions and the note trust deed, the note trustee will consider the interests of the Noteholders as a class and will not be responsible for any consequence to you individually as a result of you being connected in any way with a particular territory or taxing jurisdiction. The note trust deed contains provisions requiring the Note Trustee to have regard to the interests of the Noteholders equally as a single Class as regards all rights, powers, trusts, authorities, duties and discretions of the Note Trustee (except where expressly provided otherwise) but where there is, in the Note Trustee's opinion, a conflict among the interests of the Classes of Noteholders, the Note Trustee is required to have regard only to the interests of the holders of the Most Senior Class of notes then outstanding.

     In acting under the paying agency and agent bank agreement, and in connection with your notes, the Paying Agents, the exchange agent and the agent bank act only as agents of the issuing entity and the note trustee and do not assume any obligations towards or relationship of agency or trust for or with you.

     The note trustee and its related companies are entitled to enter into business transactions with the issuing entity, Barclays Bank PLC or related companies of either of them without accounting for any profit resulting from those transactions.

     The issuing entity can, at any time, vary or terminate the appointment of any Paying Agent or the agent bank and can appoint successor or additional Paying Agents or a successor agent bank. If the issuing entity does this it must ensure that it maintains the following:

(i)  a Principal Paying Agent;

(ii) a Paying Agent in New York and, if and for so long as any of the notes are listed on the United Kingdom Official List within the meaning of Part 6 of the Financial Services and Markets Act 2000 and admitted to trading on the London Stock Exchange, in London;

(iii) an agent bank; and

(iv) a registrar.


     Notice of any change in the Paying Agents, agent bank, registrar or their specified offices shall be promptly given to you in accordance with condition number 15.

(14) MEETINGS OF NOTEHOLDERS, MODIFICATION AND WAIVER, SUBSTITUTION AND ADDITION AND ENFORCEMENT

Meetings of Noteholders

     The note trust deed contains provisions for convening meetings of Noteholders of each Class or Sub-Class of any Series to consider matters relating to the notes of that Series, including the modification of any provision of these Conditions or the note trust deed. Any such modification may be made if sanctioned by an Extraordinary Resolution of the Noteholders of the relevant Class or Sub-Class. The note trust deed provides that:

(a) an Extraordinary Resolution which in the opinion of the Note Trustee affects the notes of only one Class or Sub-Class shall be transacted at a separate meeting of the Noteholders of that Class or Sub-Class;

(b) an Extraordinary Resolution which in the opinion of the Note Trustee affects the Noteholders of more than one Class or Sub-Class of notes but does not give rise to an actual or potential conflict of interest between the Noteholders of one Class or Sub-Class of notes and the holders of another Class or Sub-Class of notes shall be transacted either at separate meetings of the Noteholders of each such Class or Sub-Class or at a single meeting of the Noteholders of all such Classes or Sub-Classes of notes as the Note Trustee shall determine in its absolute discretion; and

(c) an Extraordinary Resolution which in the opinion of the Note Trustee affects the Noteholders of more than one Class or Sub-Class and gives rise to any actual or potential conflict of interest between the Noteholders of one Class or Sub-Class of notes and the Noteholders of any other Class or Sub-Class of notes shall be transacted at separate meetings of the Noteholders of each such Class or Sub-Class.


     The quorum for a meeting of a particular Class or Classes or Sub-Class or Sub-Classes of notes to vote on an Extraordinary Resolution, other than regarding a Basic Terms Modification, will be two or more Persons holding or representing a clear majority of the Principal Amount Outstanding of the outstanding notes in that Class or those Classes or Sub-Class or Sub-Classes or, at any adjourned meeting, two or more Persons being or representing Noteholders of that Class or those Classes or Sub-Class or Sub-Classes, whatever the Principal Amount Outstanding of the outstanding notes so held or represented in such Class or Classes or Sub-Class or Sub-Classes.

     The quorum for a meeting of a particular Class or Classes or Sub-Class or Sub-Classes of notes to vote on an Extraordinary Resolution relating to a Basic Terms Modification (which must be proposed separately to each Class or Sub-Class of Noteholders) will be two or more Persons holding or representing in the aggregate not less than 75 per cent. of the Principal Amount Outstanding of the outstanding notes in the relevant Class or Classes, Sub-Class or Sub-Classes or, at any adjourned meeting, two or more Persons holding or representing not less than in the aggregate 33? per cent. of the Principal Amount Outstanding of the outstanding notes in the relevant Class or Classes or Sub-Class or Sub-Classes.

     In relation to each Class or Sub-Class of notes:

(a) no Extraordinary Resolution involving a Basic Terms Modification that is passed by the holders of one Class or Sub-Class of notes shall be effective unless it is sanctioned by an Extraordinary Resolution of the holders of each of the other Classes or Sub-Classes of notes (to the extent that there are outstanding notes in each such other Classes or Sub-Classes);

(b) no Extraordinary Resolution to approve any matter other than a Basic Terms Modification of any Class or Sub-Class of notes shall be effective unless it is sanctioned by an Extraordinary Resolution of the holders of each of the other Classes or Sub-Classes of notes ranking senior to such Class or Sub-Class (to the extent that there are outstanding notes ranking senior to such Class or Sub-Class) unless the Note Trustee considers that none of the holders of each of the other Classes of notes ranking senior to such Class or Sub-Class would be materially prejudiced by the absence of such sanction; and

(c) any Extraordinary Resolution passed at a meeting of Noteholders of one or more Classes or Sub-Classes of notes duly convened and held in accordance with the note trust deed shall be binding upon all Noteholders of such Class or Classes or Sub-Class or Sub-Classes, whether or not present at such meeting and whether or not voting and, except in the case of a meeting relating to a Basic Terms Modification, any Extraordinary Resolution passed at a meeting of the holders of the Most Senior Class or Sub-Class of notes duly convened and held as aforesaid shall also be binding upon the holders of all the other Classes or Sub-Classes of notes.

Modification and Waiver

     The note trustee may agree, without the consent of the Noteholders, (1) to any modification - except a Basic Terms Modification - of, or to the waiver or authorisation of any breach or proposed breach of, the notes or any other related agreement, which is not, in the opinion of the note trustee, materially prejudicial to the interests of the holders of the Most Senior Class of notes or
(2) to any modification of any of the provisions of the terms and conditions or any of the related agreements which, in the opinion of the note trustee, is of a formal, minor or technical nature or is to correct a manifest error or (3) to comply with any requirements of the SEC in order to effect and maintain the qualification of the note trust deed under the Trust Indenture Act. Any of those modifications, authorisations or waivers will be binding on the Noteholders and, unless the note trustee agrees otherwise, shall be promptly notified by the issuing entity to the Noteholders in accordance with condition number 15.

Substitution and Addition

     The note trustee may also agree to the substitution of any other body corporate in place of the issuing entity as principal debtor under the note trust deed and the notes and in the case of such a substitution or addition the note trustee may agree, without the consent of the Noteholders, to a change of the law governing the notes and/or the note trust deed PROVIDED THAT such change would not in the opinion of the trustee be materially prejudicial to the interests of the holders of the Most Senior Class of notes. Any such substitution or addition will be promptly notified to the Noteholders in accordance with condition number 15.

Enforcement

     At any time after the notes become due and repayable and without prejudice to its rights of enforcement in relation to the security, the note trustee may, at its discretion and without notice, institute such proceedings as it thinks fit to enforce payment of the notes, including the right to repayment of the notes together with accrued interest thereon, and shall be bound to do so only if it has been so directed by an extraordinary resolution of the Noteholders of the relevant class and it has been indemnified to its satisfaction against all fees, costs, expenses and other liabilities which it may incur by so acting.

     No Noteholder may institute any proceedings against the issuing entity to enforce its rights under or in respect of the notes or the note trust deed unless (1) the note trustee has become bound to institute proceedings and has failed to do so within a reasonable time and (2) the failure is continuing. Notwithstanding the previous sentence and notwithstanding any other provision of the note trust deed, the right of any Noteholder to receive payment of principal of and interest on its notes on or after the due date for the principal or interest, or to institute suit for the enforcement of payment of that interest or principal, may not be impaired or affected without the consent of that Noteholder.

(15) NOTICES

     Any notice to you will be deemed to have been validly given if published in a leading English language daily newspaper in London - which is expected to be the Financial Times -- and will be deemed to have been given on the day it is first published.

     Any notice specifying a Rate of Interest, an interest amount, an amount of shortfall or interest on it, principal payment or a Principal Amount Outstanding will be treated as having been duly given if the information contained in that notice appears on the relevant page of the Reuters Screen or other similar service approved by the note trustee and notified to you. The notice will be deemed given when it first appears on the screen. If it cannot be displayed in this way, it will be published as described in the previous paragraph.

     Copies of all notices given in accordance with these provisions will be sent to the London Stock Exchange Company Announcements Office, Clearstream, Luxembourg, Euroclear and DTC.

(16) CURRENCY INDEMNITY

     You can be indemnified against losses you suffer from the use of an exchange rate to convert sums recovered by you in litigation against the issuing entity, which is different to the rate you ordinarily use. You must request this indemnity in writing from the issuing entity.

     This indemnity constitutes a separate and independent obligation of the issuing entity and shall give rise to a separate and independent cause of action.

(17) LIMITED RECOURSE

     Each of the Noteholders agrees with the issuing entity that notwithstanding any other provision of the transaction documents, all obligations of the issuing entity to the Noteholders, including its obligations under the notes and the transaction documents, are limited in recourse as set out below:

(a) [it (and the security trustee on its behalf) will not be entitled to enforce its rights in respect of the Notes against any assets of the issuing entity other than those comprised in the Security]; and

(b) upon the Note Trustee giving written notice to the Noteholders that it has determined in its sole opinion that there is no reasonable likelihood of there being any further realisations in respect of the Security (whether arising from an enforcement of the Security or otherwise) which would be available to pay amounts outstanding under the transaction documents and the notes, the Noteholders shall have no further claim against the issuing entity in respect of any such unpaid amounts and such unpaid amounts shall be discharged in full.

(18) GOVERNING LAW AND JURISDICTION

     The notes, any Swap Agreements and the note trust deed are governed by English law and the English courts have nonexclusive jurisdiction in connection with the notes.

                                   SCHEDULE 2

             FORM OF CLASS A SEC REGISTERED GLOBAL NOTE CERTIFICATE

Registered Number: ............. .  CUSIP: .................. ISIN: ...........

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW, IS NOT AND WILL NOT BE IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

[UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V. ("EUROCLEAR") AND CLEARSTREAM BANKING, SOCIETE ANONYME ("CLEARSTREAM") TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS ITS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR AND CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR TO SUCH OTHER

--------------------------------------------------------------------------------
* Include on DTC Global Note Certificates only.

ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR AND CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.]**

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE NOTE TRUST DEED, DATED [O] 2008, BETWEEN THE ISSUING ENTITY AND THE BANK OF NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE BANK OF NEW YORK, LONDON BRANCH AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF THE NOTE TRUST DEED OR ANY OTHER DOCUMENT, ALL PAYMENTS OF PRINCIPAL, INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUING ENTITY IN RESPECT OF THE NOTES OR UNDER ANY OTHER DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS RECOVERED BY OR ON BEHALF OF, THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE SERIES [O] MTN SUPPLEMENT DATED [O] TO THE SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT DATED 23 NOVEMBER 1999 BETWEEN BARCLAYCARD FUNDING PLC, GRACECHURCH RECEIVABLES TRUSTEE LIMITED, THE BANK OF NEW YORK, LONDON BRANCH AND BARCLAYS BANK PLC (THE "MTN SUPPLEMENT")). IF THE AGGREGATE AMOUNTS RECEIVED, REALISED OR OTHERWISE RECOVERED BY OR FOR THE ACCOUNT OF THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE MTN SUPPLEMENT) ARE NOT SUFFICIENT FOR THE ISSUING ENTITY TO MEET ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER DOCUMENTS, NO OTHER ASSETS OF THE ISSUING ENTITY WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.

THIS NOTE CANNOT BE TRANSFERRED TO A PERSON RESIDENT FOR JERSEY INCOME TAX PURPOSES IN JERSEY OTHER THAN A FINANCIAL INSTITUTION ACTING IN THE ORDINARY COURSE OF ITS BUSINESS.


--------------------------------------------------------------------------------
** Include on European Global Note Certificates only.

        GRACECHURCH CARD PROGRAMME FUNDING LIMITED (the "ISSUING ENTITY") (incorporated with limited liability under the laws of Jersey, Channel Islands)

                               [currency][amount]

     Class A Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES")

                     SEC REGISTERED GLOBAL NOTE CERTIFICATE


1.      INTRODUCTION

        This SEC Registered Global Note Certificate is issued in respect of the above captioned Notes. The Notes are constituted by, are subject to, and have the benefit of the Note Trust Deed and are the subject of the Paying Agency and Agent Bank Agreement and the other Documents.

2.      INTERPRETATION

2.1     REFERENCES TO CONDITIONS

        Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

2.2     DEFINITIONS

        In this SEC Registered Global Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

3.      REGISTERED HOLDER

        This is to certify that:

                    [Cede & Co.]* [Nominee]** (the "NOMINEE")

        is the person Registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder (the "HOLDER") of the Notes represented from time to time by this SEC Registered Global Note Certificate.

4.      PROMISE TO PAY

        The Issuing Entity, for value received, promises to pay to the Holder such principal sum as is noted on the Register at the time of payment as being the Principal Amount Outstanding of this SEC Registered Global Note Certificate for the time being on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

5.      TRANSFER OF THIS SEC REGISTERED GLOBAL NOTE CERTIFICATE

        This SEC Registered Global Note Certificate is registered in the name of the Nominee, as nominee for (i) Euroclear Bank S.A./N.V., as operator of the Euroclear system, ("EUROCLEAR") and Clearstream Banking, societe anonyme, Luxembourg ("CLEARSTREAM") or (ii) The Depository Trust Company ("DTC") or its nominee Cede & Co. Transfer of this SEC Registered Global Note Certificate shall be limited to transfers in whole, but not in part, to nominees of Euroclear and Clearstream or DTC or to their successors or to such successors' respective nominees.

--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

6.      EXCHANGE FOR SEC REGISTERED INDIVIDUAL NOTE CERTIFICATES

        This SEC Registered Global Note Certificate will be exchanged in whole but not in part only for duly authenticated and completed individual note certificates ("SEC REGISTERED INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in Schedule 6 (Form of Class A SEC Registered Individual Note Certificate) to the Note Trust Deed if [(i) DTC notifies the Note Trustee or the Principal Paying Agent that it is unwilling or unable to continue as depositary for the SEC Registered Global Note Certificate or DTC ceases to be a "clearing agency" registered under the United States Securities and Exchange Act of 1934, as amended, and a successor depositary or clearing system is not appointed by the Note Trustee or the Principal Paying Agent within 90 days of receiving such notice; or (ii) the Notes become immediately due and payable by reason of an Event of Default (each, an "EXCHANGE EVENT").]* [(i) Euroclear or Clearstream is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (ii) the Notes become immediately due and payable by reason of an Event of Default (each, an "EXCHANGE EVENT").]**

        Such exchange shall be effected in accordance with paragraph 7 (Delivery of SEC Registered Individual Note Certificates). The Issuing Entity shall notify the Holder of the occurrence of any such event as soon as practicable thereafter.

7.      DELIVERY OF SEC REGISTERED INDIVIDUAL NOTE CERTIFICATES

        Whenever this SEC Registered Global Note Certificate is to be exchanged for SEC Registered Individual Note Certificates, such SEC Registered Individual Note Certificates shall be issued in an aggregate principal amount equal to the Principal Amount Outstanding of this SEC Registered Global Note Certificate against the surrender of this SEC Registered Global Note Certificate at the Specified Office of the Registrar within five business days of the delivery to the Registrar, by or on behalf of the Holder, or Euroclear and/or Clearstream or DTC, of such information as is required to complete and deliver such SEC Registered Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the SEC Registered Individual Note Certificates are to be registered and the principal amount of each such person's holding). Such exchange shall be effected in accordance with the provisions of the Paying Agency and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office.

--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

8.      CONDITIONS APPLY

        Save as otherwise provided herein, the Holder of this SEC Registered Global Note Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this SEC Registered Global Note Certificate, any reference in the Conditions to ["Note Certificate"] or ["Individual Note Certificate"] shall, except where the context otherwise requires, be construed so as to include this SEC Registered Global Note Certificate.

9.      NOTICES

        Notwithstanding Condition 15 (Notices), so long as this SEC Registered Global Note Certificate is held on behalf of Euroclear and/or Clearstream or DTC or any other clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Notes represented by this SEC Registered Global Note Certificate may be given by delivery of the relevant notice to Euroclear and/or Clearstream or DTC or such Alternative Clearing System (as the case may be).

10.     LEGENDS

        The statements set out in the legends above are an integral part of this SEC Registered Global Note Certificate and, by acceptance hereof, each Holder of this SEC Registered Global Note Certificate agrees to be subject to and bound by such legends.

11.     DETERMINATION OF ENTITLEMENT

        This SEC Registered Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this SEC Registered Global Note Certificate.

12.     AUTHENTICATION

        This SEC Registered Global Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the Registrar.

13.     GOVERNING LAW

        This SEC Registered Global Note Certificate, and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuing Entity.



Gracechurch Card Programme Funding Limited



By:     ..............................

        [manual or facsimile signature]

        (duly authorised)





ISSUED as of [o]





AUTHENTICATED for and on behalf of

The Bank of New York as Registrar

without recourse, warranty or liability




By:     ...................................

        [manual signature]

        (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED ..................., being the registered holder of this SEC
Registered Global Note Certificate, hereby transfers to........................
................................................................................
of.............................................................................
................................................................................
...................,
[currency] ..................................... in principal amount of the
[currency][amount] Class A Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.





Dated:  .......................................



By:     .......................................

        (duly authorised)



Notes

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this SEC Registered Global Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

[Attached to each Class A SEC Registered Global Note Certificate:]


                              TERMS AND CONDITIONS

[As set out in Schedule 1 (Terms and Conditions of the Notes) to the Note Trust Deed]


[At the foot of the Terms and Conditions:]


                        REGISTRAR [AND U.S. PAYING AGENT]

                              THE BANK OF NEW YORK
                                 One Wall Street
                            New York, New York 10286
                            United States of America



                             PRINCIPAL PAYING AGENT

                       THE BANK OF NEW YORK, LONDON BRANCH
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                   SCHEDULE 3

             FORM OF CLASS B SEC REGISTERED GLOBAL NOTE CERTIFICATE

Registered Number: .............  CUSIP: ................ ISIN: ...............

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW, IS NOT AND WILL NOT BE IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

[UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V. ("EUROCLEAR") AND CLEARSTREAM BANKING, SOCIETE ANONYME ("CLEARSTREAM") TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS ITS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR AND CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR TO SUCH OTHER

--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.

ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR
AND CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.]**

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE NOTE TRUST DEED, DATED [O] 2008, BETWEEN THE ISSUING ENTITY AND THE BANK OF NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE BANK OF NEW YORK, LONDON BRANCH AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF THE NOTE TRUST DEED OR ANY OTHER DOCUMENT, ALL PAYMENTS OF PRINCIPAL, INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUING ENTITY IN RESPECT OF THE NOTES OR UNDER ANY OTHER DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS RECOVERED BY OR ON BEHALF OF, THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE SERIES [O] MTN SUPPLEMENT DATED [O] TO THE SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT DATED 23 NOVEMBER 1999 BETWEEN BARCLAYCARD FUNDING PLC, GRACECHURCH RECEIVABLES TRUSTEE LIMITED, THE BANK OF NEW YORK, LONDON BRANCH AND BARCLAYS BANK PLC (THE "MTN SUPPLEMENT")). IF THE AGGREGATE AMOUNTS RECEIVED, REALISED OR OTHERWISE RECOVERED BY OR FOR THE ACCOUNT OF THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE MTN SUPPLEMENT) ARE NOT SUFFICIENT FOR THE ISSUING ENTITY TO MEET ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER DOCUMENTS, NO OTHER ASSETS OF THE ISSUING ENTITY WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.

THIS NOTE CANNOT BE TRANSFERRED TO A PERSON RESIDENT FOR JERSEY INCOME TAX PURPOSES IN JERSEY OTHER THAN A FINANCIAL INSTITUTION ACTING IN THE ORDINARY COURSE OF ITS BUSINESS.


--------------------------------------------------------------------------------
** Include on European Global Note Certificates only.

                   GRACECHURCH CARD PROGRAMME FUNDING LIMITED
                (the "ISSUING ENTITY") (incorporated with limited
              liability under the laws of Jersey, Channel Islands)

                               [currency][amount]
     Class B Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES")

                     SEC REGISTERED GLOBAL NOTE CERTIFICATE

1.      INTRODUCTION

        This SEC Registered Global Note Certificate is issued in respect of the above captioned Notes. The Notes are constituted by, are subject to, and have the benefit of the Note Trust Deed and are the subject of the Paying Agency and Agent Bank Agreement and the other Documents.

2.      INTERPRETATION

2.1     REFERENCES TO CONDITIONS

        Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

2.2     DEFINITIONS

        In this SEC Registered Global Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

3.      REGISTERED HOLDER

        This is to certify that:

                    [Cede & Co.]* [Nominee]** (the "NOMINEE")

        is the person Registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder (the "HOLDER") of the Notes represented from time to time by this SEC Registered Global Note Certificate.

4.      PROMISE TO PAY

        The Issuing Entity, for value received, promises to pay to the Holder such principal sum as is noted on the Register at the time of payment as being the Principal Amount Outstanding of this SEC Registered Global Note Certificate for the time being on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

5.      TRANSFER OF THIS SEC REGISTERED GLOBAL NOTE CERTIFICATE

        This SEC Registered Global Note Certificate is registered in the name of the Nominee, as nominee for (i) Euroclear Bank S.A./N.V., as operator of the Euroclear system, ("EUROCLEAR") and Clearstream Banking, societe anonyme, Luxembourg ("CLEARSTREAM") or (ii) The Depository Trust Company ("DTC") or its nominee Cede & Co. Transfer of this SEC Registered Global Note Certificate shall be limited to transfers in whole, but not in part, to nominees of Euroclear and Clearstream or DTC or to their successors or to such successors' respective nominees.

--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

6.      EXCHANGE FOR SEC REGISTERED INDIVIDUAL NOTE CERTIFICATES

        This SEC Registered Global Note Certificate will be exchanged in whole but not in part only for duly authenticated and completed individual note certificates ("SEC REGISTERED INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in Schedule 7 (Form of Class B SEC Registered Individual Note Certificate) to the Note Trust Deed if [(i) DTC notifies the Note Trustee or the Principal Paying Agent that it is unwilling or unable to continue as depositary for the SEC Registered Global Note Certificate or DTC ceases to be a "clearing agency" registered under the United States Securities and Exchange Act of 1934, as amended, and a successor depositary or clearing system is not appointed by the Note Trustee or the Principal Paying Agent within 90 days of receiving such notice; or (ii) the Notes become immediately due and payable by reason of an Event of Default (each, an "EXCHANGE EVENT").]* [(i) Euroclear or Clearstream is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (ii) the Notes become immediately due and payable by reason of an Event of Default (each, an "EXCHANGE EVENT").]**

        Such exchange shall be effected in accordance with paragraph 7 (Delivery of SEC Registered Individual Note Certificates). The Issuing Entity shall notify the Holder of the occurrence of any such event as soon as practicable thereafter.

7.      DELIVERY OF SEC REGISTERED INDIVIDUAL NOTE CERTIFICATES

        Whenever this SEC Registered Global Note Certificate is to be exchanged for SEC Registered Individual Note Certificates, such SEC Registered Individual Note Certificates shall be issued in an aggregate principal amount equal to the Principal Amount Outstanding of this SEC Registered Global Note Certificate against the surrender of this SEC Registered Global Note Certificate at the Specified Office of the Registrar within five business days of the delivery to the Registrar, by or on behalf of the Holder, or Euroclear and/or Clearstream or DTC, of such information as is required to complete and deliver such SEC Registered Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the SEC Registered Individual Note Certificates are to be registered and the principal amount of each such person's holding). Such exchange shall be effected in accordance with the provisions of the Paying Agency and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office.

--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

8.      CONDITIONS APPLY

        Save as otherwise provided herein, the Holder of this SEC Registered Global Note Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this SEC Registered Global Note Certificate, any reference in the Conditions to ["Note Certificate"] or ["Individual Note Certificate"] shall, except where the context otherwise requires, be construed so as to include this SEC Registered Global Note Certificate.

9.      NOTICES

        Notwithstanding Condition 15 (Notices), so long as this SEC Registered Global Note Certificate is held on behalf of Euroclear and/or Clearstream or DTC or any other clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Notes represented by this SEC Registered Global Note Certificate may be given by delivery of the relevant notice to Euroclear and/or Clearstream or DTC or such Alternative Clearing System (as the case may be).

10.     LEGENDS

        The statements set out in the legends above are an integral part of this SEC Registered Global Note Certificate and, by acceptance hereof, each Holder of this SEC Registered Global Note Certificate agrees to be subject to and bound by such legends.

11.     DETERMINATION OF ENTITLEMENT

        This SEC Registered Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this SEC Registered Global Note Certificate.

12.     AUTHENTICATION

        This SEC Registered Global Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the Registrar.

13.     GOVERNING LAW

        This SEC Registered Global Note Certificate, and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuing Entity.




Gracechurch Card Programme Funding Limited



By:     ..............................

        [manual or facsimile signature]

        (duly authorised)



ISSUED as of [o]



AUTHENTICATED for and on behalf of

The Bank of New York as Registrar

without recourse, warranty or liability




By:     ...................................

        [manual signature]

        (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED .........., being the registered holder of this SEC
Registered Global Note Certificate, hereby transfers to........................
................................................................................
..................of............................................................
................................................................................
...................,
[currency] ..................................... in principal amount of the
[currency][amount] Class B Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.






Dated:  .......................................



By:     .......................................

        (duly authorised)



Notes

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this SEC Registered Global Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

[Attached to each Class B SEC Registered Global Note Certificate:]

                              TERMS AND CONDITIONS

[As set out in Schedule 1 (Terms and Conditions of the Notes) to the Note Trust Deed]



[At the foot of the Terms and Conditions:]



                        REGISTRAR [AND U.S. PAYING AGENT]

                              THE BANK OF NEW YORK
                                 One Wall Street
                            New York, New York 10286
                            United States of America



                             PRINCIPAL PAYING AGENT

                       THE BANK OF NEW YORK, LONDON BRANCH
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                   SCHEDULE 4

             FORM OF CLASS C SEC REGISTERED GLOBAL NOTE CERTIFICATE

Registered Number: ...........  CUSIP: ............... ISIN: ..................

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW, IS NOT AND WILL NOT BE IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

[UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V. ("EUROCLEAR") AND CLEARSTREAM BANKING, SOCIETE ANONYME ("CLEARSTREAM") TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS ITS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR AND CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR TO SUCH OTHER

--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.

ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR
AND CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.]**

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE NOTE TRUST DEED, DATED [O] 2008, BETWEEN THE ISSUING ENTITY AND THE BANK OF NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE BANK OF NEW YORK, LONDON BRANCH AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF THE NOTE TRUST DEED OR ANY OTHER DOCUMENT, ALL PAYMENTS OF PRINCIPAL, INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUING ENTITY IN RESPECT OF THE NOTES OR UNDER ANY OTHER DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS RECOVERED BY OR ON BEHALF OF, THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE SERIES [O] MTN SUPPLEMENT DATED [O] TO THE SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT DATED 23 NOVEMBER 1999 BETWEEN BARCLAYCARD FUNDING PLC, GRACECHURCH RECEIVABLES TRUSTEE LIMITED, THE BANK OF NEW YORK, LONDON BRANCH AND BARCLAYS BANK PLC (THE "MTN SUPPLEMENT")). IF THE AGGREGATE AMOUNTS RECEIVED, REALISED OR OTHERWISE RECOVERED BY OR FOR THE ACCOUNT OF THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE MTN SUPPLEMENT) ARE NOT SUFFICIENT FOR THE ISSUING ENTITY TO MEET ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER DOCUMENTS, NO OTHER ASSETS OF THE ISSUING ENTITY WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.

THIS NOTE CANNOT BE TRANSFERRED TO A PERSON RESIDENT FOR JERSEY INCOME TAX PURPOSES IN JERSEY OTHER THAN A FINANCIAL INSTITUTION ACTING IN THE ORDINARY COURSE OF ITS BUSINESS.

--------------------------------------------------------------------------------
** Include on European Global Note Certificates only.

        GRACECHURCH CARD PROGRAMME FUNDING LIMITED (the "ISSUING ENTITY") (incorporated with limited liability under the laws of Jersey, Channel Islands)

                               [currency][amount]
     Class C Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES")

                     SEC REGISTERED GLOBAL NOTE CERTIFICATE


1.      INTRODUCTION

        This SEC Registered Global Note Certificate is issued in respect of the above captioned Notes. The Notes are constituted by, are subject to, and have the benefit of the Note Trust Deed and are the subject of the Paying Agency and Agent Bank Agreement and the other Documents.

2.      INTERPRETATION

2.1     REFERENCES TO CONDITIONS

        Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

2.2     DEFINITIONS

        In this SEC Registered Global Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

3.      REGISTERED HOLDER

        This is to certify that:

                    [Cede & Co.]* [Nominee]** (the "NOMINEE")

        is the person Registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder (the "HOLDER") of the Notes represented from time to time by this SEC Registered Global Note Certificate.

4.      PROMISE TO PAY

        The Issuing Entity, for value received, promises to pay to the Holder such principal sum as is noted on the Register at the time of payment as being the Principal Amount Outstanding of this SEC Registered Global Note Certificate for the time being on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

5.      TRANSFER OF THIS SEC REGISTERED GLOBAL NOTE CERTIFICATE

        This SEC Registered Global Note Certificate is registered in the name of the Nominee, as nominee for (i) Euroclear Bank S.A./N.V., as operator of the Euroclear system, ("EUROCLEAR") and Clearstream Banking, societe anonyme, Luxembourg ("CLEARSTREAM") or (ii) The Depository Trust Company ("DTC") or its nominee Cede & Co. Transfer of this SEC Registered Global Note Certificate shall be limited to transfers in whole, but not in part, to nominees of Euroclear and Clearstream or DTC or to their successors or to such successors' respective nominees.

--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

6.      EXCHANGE FOR SEC REGISTERED INDIVIDUAL NOTE CERTIFICATES

        This SEC Registered Global Note Certificate will be exchanged in whole but not in part only for duly authenticated and completed individual note certificates ("SEC REGISTERED INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in Schedule 8 (Form of Class C SEC Registered Individual Note Certificate) to the Note Trust Deed if [(i) DTC notifies the Note Trustee or the Principal Paying Agent that it is unwilling or unable to continue as depositary for the SEC Registered Global Note Certificate or DTC ceases to be a "clearing agency" registered under the United States Securities and Exchange Act of 1934, as amended, and a successor depositary or clearing system is not appointed by the Note Trustee or the Principal Paying Agent within 90 days of receiving such notice; or (ii) the Notes become immediately due and payable by reason of an Event of Default (each, an "EXCHANGE EVENT").]* [(i) Euroclear or Clearstream is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (ii) the Notes become immediately due and payable by reason of an Event of Default (each, an "EXCHANGE EVENT").]**

        Such exchange shall be effected in accordance with paragraph 7 (Delivery of SEC Registered Individual Note Certificates). The Issuing Entity shall notify the Holder of the occurrence of any such event as soon as practicable thereafter.

7.      DELIVERY OF SEC REGISTERED INDIVIDUAL NOTE CERTIFICATES

        Whenever this SEC Registered Global Note Certificate is to be exchanged for SEC Registered Individual Note Certificates, such SEC Registered Individual Note Certificates shall be issued in an aggregate principal amount equal to the Principal Amount Outstanding of this SEC Registered Global Note Certificate against the surrender of this SEC Registered Global Note Certificate at the Specified Office of the Registrar within five business days of the delivery to the Registrar, by or on behalf of the Holder, or Euroclear and/or Clearstream or DTC, of such information as is required to complete and deliver such SEC Registered Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the SEC Registered Individual Note Certificates are to be registered and the principal amount of each such person's holding). Such exchange shall be effected in accordance with the provisions of the Paying Agency and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office.


--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

8.      CONDITIONS APPLY

        Save as otherwise provided herein, the Holder of this SEC Registered Global Note Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this SEC Registered Global Note Certificate, any reference in the Conditions to ["Note Certificate"] or ["Individual Note Certificate"] shall, except where the context otherwise requires, be construed so as to include this SEC Registered Global Note Certificate.

9.      NOTICES

        Notwithstanding Condition 15 (Notices), so long as this SEC Registered Global Note Certificate is held on behalf of Euroclear and/or Clearstream or DTC or any other clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Notes represented by this SEC Registered Global Note Certificate may be given by delivery of the relevant notice to Euroclear and/or Clearstream or DTC or such Alternative Clearing System (as the case may be).

10.     LEGENDS

        The statements set out in the legends above are an integral part of this SEC Registered Global Note Certificate and, by acceptance hereof, each Holder of this SEC Registered Global Note Certificate agrees to be subject to and bound by such legends.

11.     DETERMINATION OF ENTITLEMENT

        This SEC Registered Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this SEC Registered Global Note Certificate.

12.     AUTHENTICATION

        This SEC Registered Global Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the Registrar.

13.     GOVERNING LAW

        This SEC Registered Global Note Certificate, and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuing Entity.




Gracechurch Card Programme Funding Limited



By:     ..............................

        [manual or facsimile signature]

        (duly authorised)




ISSUED as of [o]




AUTHENTICATED for and on behalf of

The Bank of New York as Registrar

without recourse, warranty or liability




By:     ...................................

        [manual signature]

        (duly authorised)

                                FORM OF TRANSFER

FOR VALUE  RECEIVED  ..................,  being the registered  holder of this
SEC  Registered  Global Note Certificate, hereby  transfers to.................
................................................................................
.................of.............................................................
................................................................................
.........................,
[currency] ..................................... in principal amount of the
[currency][amount] Class C Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.



Dated:  .......................................



By:     .......................................

        (duly authorised)



Notes

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this SEC Registered Global Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

[Attached to each Class C SEC Registered Global Note Certificate:]


                              TERMS AND CONDITIONS


[As set out in Schedule 1 (Terms and Conditions of the Notes) to the Note Trust Deed]



[At the foot of the Terms and Conditions:]


                        REGISTRAR [AND U.S. PAYING AGENT]

                              THE BANK OF NEW YORK
                                 One Wall Street
                            New York, New York 10286
                            United States of America


                             PRINCIPAL PAYING AGENT

                       THE BANK OF NEW YORK, LONDON BRANCH
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                   SCHEDULE 5

             FORM OF CLASS D SEC REGISTERED GLOBAL NOTE CERTIFICATE

Registered Number: ............ CUSIP: ................ ISIN: ..................

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW, IS NOT AND WILL NOT BE IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

[UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V. ("EUROCLEAR") AND CLEARSTREAM BANKING, SOCIETE ANONYME ("CLEARSTREAM") TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS ITS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR AND CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR TO SUCH OTHER

--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.

ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR
AND CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.]**

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE NOTE TRUST DEED, DATED [O] 2008, BETWEEN THE ISSUING ENTITY AND THE BANK OF NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE BANK OF NEW YORK, LONDON BRANCH AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF THE NOTE TRUST DEED OR ANY OTHER DOCUMENT, ALL PAYMENTS OF PRINCIPAL, INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUING ENTITY IN RESPECT OF THE NOTES OR UNDER ANY OTHER DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS RECOVERED BY OR ON BEHALF OF, THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE SERIES [O] MTN SUPPLEMENT DATED [O] TO THE SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT DATED 23 NOVEMBER 1999 BETWEEN BARCLAYCARD FUNDING PLC, GRACECHURCH RECEIVABLES TRUSTEE LIMITED, THE BANK OF NEW YORK, LONDON BRANCH AND BARCLAYS BANK PLC (THE "MTN SUPPLEMENT")). IF THE AGGREGATE AMOUNTS RECEIVED, REALISED OR OTHERWISE RECOVERED BY OR FOR THE ACCOUNT OF THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE MTN SUPPLEMENT) ARE NOT SUFFICIENT FOR THE ISSUING ENTITY TO MEET ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER DOCUMENTS, NO OTHER ASSETS OF THE ISSUING ENTITY WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.

THIS NOTE CANNOT BE TRANSFERRED TO A PERSON RESIDENT FOR JERSEY INCOME TAX PURPOSES IN JERSEY OTHER THAN A FINANCIAL INSTITUTION ACTING IN THE ORDINARY COURSE OF ITS BUSINESS.


--------------------------------------------------------------------------------
** Include on European Global Note Certificates only.

        GRACECHURCH CARD PROGRAMME FUNDING LIMITED (the "ISSUING ENTITY") (incorporated with limited liability under the laws of Jersey, Channel Islands)

                               [currency][amount]
     Class D Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES")

                     SEC REGISTERED GLOBAL NOTE CERTIFICATE


1.      INTRODUCTION

        This SEC Registered Global Note Certificate is issued in respect of the above captioned Notes. The Notes are constituted by, are subject to, and have the benefit of the Note Trust Deed and are the subject of the Paying Agency and Agent Bank Agreement and the other Documents.

2.      INTERPRETATION

2.1     REFERENCES TO CONDITIONS

        Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

2.2     DEFINITIONS

        In this SEC Registered Global Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

3.      REGISTERED HOLDER

        This is to certify that:

                    [Cede & Co.]* [Nominee]** (the "NOMINEE")

        is the person Registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder (the "HOLDER") of the Notes represented from time to time by this SEC Registered Global Note Certificate.

4.      PROMISE TO PAY

        The Issuing Entity, for value received, promises to pay to the Holder such principal sum as is noted on the Register at the time of payment as being the Principal Amount Outstanding of this SEC Registered Global Note Certificate for the time being on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

5.      TRANSFER OF THIS SEC REGISTERED GLOBAL NOTE CERTIFICATE

        This SEC Registered Global Note Certificate is registered in the name of the Nominee, as nominee for (i) Euroclear Bank S.A./N.V., as operator of the Euroclear system, ("EUROCLEAR") and Clearstream Banking, societe anonyme, Luxembourg ("CLEARSTREAM") or (ii) The Depository Trust Company ("DTC") or its nominee Cede & Co. Transfer of this SEC Registered Global Note Certificate shall be limited to transfers in whole, but not in part, to nominees of Euroclear and Clearstream or DTC or to their successors or to such successors' respective nominees.

--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

6.      EXCHANGE FOR SEC REGISTERED INDIVIDUAL NOTE CERTIFICATES

        This SEC Registered Global Note Certificate will be exchanged in whole but not in part only for duly authenticated and completed individual note certificates ("SEC REGISTERED INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in Schedule 9 (Form of Class D SEC Registered Individual Note Certificate) to the Note Trust Deed if [(i) DTC notifies the Note Trustee or the Principal Paying Agent that it is unwilling or unable to continue as depositary for the SEC Registered Global Note Certificate or DTC ceases to be a "clearing agency" registered under the United States Securities and Exchange Act of 1934, as amended, and a successor depositary or clearing system is not appointed by the Note Trustee or the Principal Paying Agent within 90 days of receiving such notice; or (ii) the Notes become immediately due and payable by reason of an Event of Default (each, an "EXCHANGE EVENT").]* [(i) Euroclear or Clearstream is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (ii) the Notes become immediately due and payable by reason of an Event of Default (each, an "EXCHANGE EVENT").]**

        Such exchange shall be effected in accordance with paragraph 7 (Delivery of SEC Registered Individual Note Certificates). The Issuing Entity shall notify the Holder of the occurrence of any such event as soon as practicable thereafter.

7.      DELIVERY OF SEC REGISTERED INDIVIDUAL NOTE CERTIFICATES

        Whenever this SEC Registered Global Note Certificate is to be exchanged for SEC Registered Individual Note Certificates, such SEC Registered Individual Note Certificates shall be issued in an aggregate principal amount equal to the Principal Amount Outstanding of this SEC Registered Global Note Certificate against the surrender of this SEC Registered Global Note Certificate at the Specified Office of the Registrar within five business days of the delivery to the Registrar, by or on behalf of the Holder, or Euroclear and/or Clearstream or DTC, of such information as is required to complete and deliver such SEC Registered Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the SEC Registered Individual Note Certificates are to be registered and the principal amount of each such person's holding). Such exchange shall be effected in accordance with the provisions of the Paying Agency and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office.

--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

8.      CONDITIONS APPLY

        Save as otherwise provided herein, the Holder of this SEC Registered Global Note Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this SEC Registered Global Note Certificate, any reference in the Conditions to ["Note Certificate"] or ["Individual Note Certificate"] shall, except where the context otherwise requires, be construed so as to include this SEC Registered Global Note Certificate.

9.      NOTICES

        Notwithstanding Condition 15 (Notices), so long as this SEC Registered Global Note Certificate is held on behalf of Euroclear and/or Clearstream or DTC or any other clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Notes represented by this SEC Registered Global Note Certificate may be given by delivery of the relevant notice to Euroclear and/or Clearstream or DTC or such Alternative Clearing System (as the case may be).

10.     LEGENDS

        The statements set out in the legends above are an integral part of this SEC Registered Global Note Certificate and, by acceptance hereof, each Holder of this SEC Registered Global Note Certificate agrees to be subject to and bound by such legends.

11.     DETERMINATION OF ENTITLEMENT

        This SEC Registered Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this SEC Registered Global Note Certificate.

12.     AUTHENTICATION

        This SEC Registered Global Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the Registrar.

13.     GOVERNING LAW

        This SEC Registered Global Note Certificate, and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuing Entity.



Gracechurch Card Programme Funding Limited




By:     ..............................

        [manual or facsimile signature]

        (duly authorised)




ISSUED as of [o]




AUTHENTICATED for and on behalf of

The Bank of New York as Registrar

without recourse, warranty or liability





By:     ...................................

        [manual signature]

        (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED ................., being the registered holder of this SEC
Registered Global Note Certificate, hereby transfers to........................
................................................................................
...........of...................................................................
................................................................................
.......................,
[currency] ..................................... in principal amount of the
[currency][amount] Class D Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.




Dated:  .......................................




By:     .......................................

        (duly authorised)



Notes

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this SEC Registered Global Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

[Attached to each Class D SEC Registered Global Note Certificate:]


                              TERMS AND CONDITIONS

[As set out in Schedule 1 (Terms and Conditions of the Notes) to the Note Trust Deed]



[At the foot of the Terms and Conditions:]


                        REGISTRAR [AND U.S. PAYING AGENT]

                              THE BANK OF NEW YORK
                                 One Wall Street
                            New York, New York 10286
                            United States of America


                             PRINCIPAL PAYING AGENT

                       THE BANK OF NEW YORK, LONDON BRANCH
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                   SCHEDULE 6

           FORM OF CLASS A SEC REGISTERED INDIVIDUAL NOTE CERTIFICATE

Registered Number: ........ CUSIP: .............. ISIN: ......................

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW, IS NOT AND WILL NOT BE IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE NOTE TRUST DEED, DATED [O] 2008, BETWEEN THE ISSUING ENTITY AND THE BANK OF NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE BANK OF NEW YORK, LONDON BRANCH AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF THE NOTE TRUST DEED OR ANY OTHER DOCUMENT, ALL PAYMENTS OF PRINCIPAL, INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUING ENTITY IN RESPECT OF THE NOTES OR UNDER ANY OTHER DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS RECOVERED BY OR ON BEHALF OF, THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE SERIES [O] MTN SUPPLEMENT DATED [O] TO THE SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT DATED 23 NOVEMBER 1999 BETWEEN BARCLAYCARD FUNDING PLC, GRACECHURCH RECEIVABLES TRUSTEE LIMITED, THE BANK OF NEW YORK, LONDON BRANCH AND BARCLAYS BANK PLC (THE "MTN SUPPLEMENT")). IF THE AGGREGATE AMOUNTS RECEIVED, REALISED OR OTHERWISE RECOVERED BY OR FOR THE ACCOUNT OF THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE MTN SUPPLEMENT) ARE NOT

SUFFICIENT FOR THE ISSUING ENTITY TO MEET ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER DOCUMENTS, NO OTHER ASSETS OF THE ISSUING ENTITY WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.


THIS NOTE CANNOT BE TRANSFERRED TO A PERSON RESIDENT FOR JERSEY INCOME TAX PURPOSES IN JERSEY OTHER THAN A FINANCIAL INSTITUTION ACTING IN THE ORDINARY COURSE OF ITS BUSINESS.

                   GRACECHURCH CARD PROGRAMME FUNDING LIMITED
(incorporated with limited liability under the laws of Jersey, Channel Islands)

                               [currency][amount]
            Class A Asset Backed [Floating/Fixed] Rate Notes due [o]

                   SEC REGISTERED INDIVIDUAL NOTE CERTIFICATE

This Individual Note Certificate is issued in respect of the above captioned Notes (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY"). The Notes are constituted by, are subject to, and have the benefit of the Note Trust Deed and are the subject of the Paying Agency and Agent Bank Agreement and the other Documents.

Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

In this Individual Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

This is to certify that:

......................................................

of ..................................................

......................................................

is the person registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "HOLDER") of:

[currency][amount] ............................................................

(.............................................. [CURRENCY AND AMOUNT IN WORDS])


in aggregate principal amount of the Notes.


The Issuing Entity, for value received, promises to pay such principal sum to the Holder on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

The statements set out in the legend above are an integral part of this Individual Note Certificate and, by acceptance hereof, each Holder of this Individual Note Certificate agrees to be subject to and bound by such legends.

This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

This Individual Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the Registrar.



AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuing Entity.


Gracechurch Card Programme Funding Limited



By:...................................

   [manual or facsimile signature]

   (duly authorised)



ISSUED as of [o]



AUTHENTICATED for and on behalf of

The Bank of New York as Registrar

without recourse, warranty or liability



By:........................................

   [manual signature]

   (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED ............., being the registered holder of this
Individual  Note Certificate, hereby transfers to ..............................
...............................................................................of
.................................................................................
.................................................................................
.......................................................................[currency]
...................................... in principal amount of the [currency]
[amount] Class A Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.


Dated:     .........................................





By:        ............................................

           (duly authorised)

Notes

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(d) Any transfer of Notes shall be in an amount equal to [currency][amount] or any integral multiple of [currency][amount] in excess thereof.

[Attached to each Individual Note Certificate:]


                              TERMS AND CONDITIONS

[As set out in Schedule 1 (Terms and Conditions of the Notes) to the Note Trust Deed]



[At the foot of the Terms and Conditions:]


                        REGISTRAR [AND U.S. PAYING AGENT]

                              THE BANK OF NEW YORK
                                 One Wall Street
                            New York, New York 10286
                            United States of America


                             PRINCIPAL PAYING AGENT

                       THE BANK OF NEW YORK, LONDON BRANCH
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                   SCHEDULE 7

           FORM OF CLASS B SEC REGISTERED INDIVIDUAL NOTE CERTIFICATE

Registered Number: ..........  CUSIP: ............... ISIN: ...................

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW, IS NOT AND WILL NOT BE IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE NOTE TRUST DEED, DATED [O] 2008, BETWEEN THE ISSUING ENTITY AND THE BANK OF NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE BANK OF NEW YORK, LONDON BRANCH AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF THE NOTE TRUST DEED OR ANY OTHER DOCUMENT, ALL PAYMENTS OF PRINCIPAL, INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUING ENTITY IN RESPECT OF THE NOTES OR UNDER ANY OTHER DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS RECOVERED BY OR ON BEHALF OF, THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE SERIES [O] MTN SUPPLEMENT DATED [O] TO THE SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT DATED 23 NOVEMBER 1999 BETWEEN BARCLAYCARD FUNDING PLC, GRACECHURCH RECEIVABLES TRUSTEE LIMITED, THE BANK OF NEW YORK, LONDON BRANCH AND BARCLAYS BANK PLC (THE "MTN SUPPLEMENT")). IF THE AGGREGATE AMOUNTS RECEIVED, REALISED OR OTHERWISE RECOVERED BY OR FOR THE ACCOUNT OF THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE MTN SUPPLEMENT) ARE NOT

SUFFICIENT FOR THE ISSUING ENTITY TO MEET ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER DOCUMENTS, NO OTHER ASSETS OF THE ISSUING ENTITY WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.

THIS NOTE CANNOT BE TRANSFERRED TO A PERSON RESIDENT FOR JERSEY INCOME TAX PURPOSES IN JERSEY OTHER THAN A FINANCIAL INSTITUTION ACTING IN THE ORDINARY COURSE OF ITS BUSINESS.

                   GRACECHURCH CARD PROGRAMME FUNDING LIMITED
                   (incorporated with limited liability under
                      the laws of Jersey, Channel Islands)

                               [currency][amount]
            Class B Asset Backed [Floating/Fixed] Rate Notes due [o]

                   SEC REGISTERED INDIVIDUAL NOTE CERTIFICATE

This Individual Note Certificate is issued in respect of the above captioned Notes (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY"). The Notes are constituted by, are subject to, and have the benefit of the Note Trust Deed and are the subject of the Paying Agency and Agent Bank Agreement and the other Documents.

Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

In this Individual Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

This is to certify that:

......................................................

of ..................................................

......................................................

is the person registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "HOLDER") of:

[currency][amount] ............................................................

(............................................... [CURRENCY AND AMOUNT IN WORDS])

in aggregate principal amount of the Notes.


The Issuing Entity, for value received, promises to pay such principal sum to the Holder on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

The statements set out in the legend above are an integral part of this Individual Note Certificate and, by acceptance hereof, each Holder of this Individual Note Certificate agrees to be subject to and bound by such legends.

This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

This Individual Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the Registrar.



AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuing Entity.


Gracechurch Card Programme Funding Limited


By:     ...............................

        [manual or facsimile signature]

        (duly authorised)




ISSUED as of [o]




AUTHENTICATED for and on behalf of

The Bank of New York as Registrar

without recourse, warranty or liability



By:     ........................................

        [manual signature]

        (duly authorised)

                                FORM OF TRANSFER

FOR  VALUE  RECEIVED  .............,   being  the  registered  holder  of  this
Individual  Note Certificate, hereby transfers to   ...........................
............................................................................. of
................................................................................
................................................................................
.......................................................................[currency]
...................................... in principal amount of the [currency]
[amount] Class B Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.



Dated:          .........................................



By:             ............................................

                (duly authorised)


Notes

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(d) Any transfer of Notes shall be in an amount equal to [currency][amount] or any integral multiple of [currency][amount] in excess thereof.

[Attached to each Individual Note Certificate:]

                              TERMS AND CONDITIONS

[As set out in Schedule 1 (Terms and Conditions of the Notes) to the Note Trust Deed]



[At the foot of the Terms and Conditions:]


                        REGISTRAR [AND U.S. PAYING AGENT]

                              THE BANK OF NEW YORK
                                 One Wall Street
                            New York, New York 10286
                            United States of America


                             PRINCIPAL PAYING AGENT

                       THE BANK OF NEW YORK, LONDON BRANCH
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                   SCHEDULE 8

           FORM OF CLASS C SEC REGISTERED INDIVIDUAL NOTE CERTIFICATE

Registered Number: .............. CUSIP: ............... ISIN: ................

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW, IS NOT AND WILL NOT BE IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE NOTE TRUST DEED, DATED [O] 2008, BETWEEN THE ISSUING ENTITY AND THE BANK OF NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE BANK OF NEW YORK, LONDON BRANCH AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF THE NOTE TRUST DEED OR ANY OTHER DOCUMENT, ALL PAYMENTS OF PRINCIPAL, INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUING ENTITY IN RESPECT OF THE NOTES OR UNDER ANY OTHER DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS RECOVERED BY OR ON BEHALF OF, THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE SERIES [O] MTN SUPPLEMENT DATED [O] TO THE SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT DATED 23 NOVEMBER 1999 BETWEEN BARCLAYCARD FUNDING PLC, GRACECHURCH RECEIVABLES TRUSTEE LIMITED, THE BANK OF NEW YORK, LONDON BRANCH AND BARCLAYS BANK PLC (THE "MTN SUPPLEMENT")). IF THE AGGREGATE AMOUNTS RECEIVED, REALISED OR OTHERWISE RECOVERED BY OR FOR THE ACCOUNT OF THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE MTN SUPPLEMENT) ARE NOT

SUFFICIENT FOR THE ISSUING ENTITY TO MEET ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER DOCUMENTS, NO OTHER ASSETS OF THE ISSUING ENTITY WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.

THIS NOTE CANNOT BE TRANSFERRED TO A PERSON RESIDENT FOR JERSEY INCOME TAX PURPOSES IN JERSEY OTHER THAN A FINANCIAL INSTITUTION ACTING IN THE ORDINARY COURSE OF ITS BUSINESS.

                   GRACECHURCH CARD PROGRAMME FUNDING LIMITED
(incorporated with limited liability under the laws of Jersey, Channel Islands)

                               [currency][amount]
            Class C Asset Backed [Floating/Fixed] Rate Notes due [o]

                   SEC REGISTERED INDIVIDUAL NOTE CERTIFICATE

This Individual Note Certificate is issued in respect of the above captioned Notes (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY"). The Notes are constituted by, are subject to, and have the benefit of the Note Trust Deed and are the subject of the Paying Agency and Agent Bank Agreement and the other Documents.

Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

In this Individual Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

This is to certify that:

......................................................

of ..................................................

......................................................

is the person registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "HOLDER") of:

[currency][amount] ............................................................

(............................................... [CURRENCY AND AMOUNT IN WORDS])

in aggregate principal amount of the Notes.

The Issuing Entity, for value received, promises to pay such principal sum to the Holder on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

The statements set out in the legend above are an integral part of this Individual Note Certificate and, by acceptance hereof, each Holder of this Individual Note Certificate agrees to be subject to and bound by such legends.

This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

This Individual Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the Registrar.




AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuing Entity.



Gracechurch Card Programme Funding Limited



By:     ...................................

        [manual or facsimile signature]

        (duly authorised)



ISSUED as of [o]



AUTHENTICATED for and on behalf of

The Bank of New York as Registrar

without recourse, warranty or liability



By:     ......................................

        [manual signature]

        (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED ............., being the registered holder of this
Individual Note Certificate, hereby transfers to ..............................
..............................................................................of
................................................................................
................................................................................
.......................................................................[currency]
...................................... in principal amount of the [currency]
[amount] Class C Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.


Dated:.........................................



By:............................................

   (duly authorised)

Notes

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(d) Any transfer of Notes shall be in an amount equal to [currency][amount] or any integral multiple of [currency][amount] in excess thereof.

[Attached to each Individual Note Certificate:]


                              TERMS AND CONDITIONS

[As set out in Schedule 1 (Terms and Conditions of the Notes) to the Note Trust Deed]


[At the foot of the Terms and Conditions:]


                        REGISTRAR [AND U.S. PAYING AGENT]

                              THE BANK OF NEW YORK
                                 One Wall Street
                            New York, New York 10286
                            United States of America


                             PRINCIPAL PAYING AGENT

                       THE BANK OF NEW YORK, LONDON BRANCH
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                   SCHEDULE 9

           FORM OF CLASS D SEC REGISTERED INDIVIDUAL NOTE CERTIFICATE

Registered Number: ............. CUSIP: .............. ISIN: ..................

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW, IS NOT AND WILL NOT BE IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE NOTE TRUST DEED, DATED [O] 2008, BETWEEN THE ISSUING ENTITY AND THE BANK OF NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE BANK OF NEW YORK, LONDON BRANCH AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF THE NOTE TRUST DEED OR ANY OTHER DOCUMENT, ALL PAYMENTS OF PRINCIPAL, INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUING ENTITY IN RESPECT OF THE NOTES OR UNDER ANY OTHER DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS RECOVERED BY OR ON BEHALF OF, THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE SERIES [O] MTN SUPPLEMENT DATED [O] TO THE SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT DATED 23 NOVEMBER 1999 BETWEEN BARCLAYCARD FUNDING PLC, GRACECHURCH RECEIVABLES TRUSTEE LIMITED, THE BANK OF NEW YORK, LONDON BRANCH AND BARCLAYS BANK PLC (THE "MTN SUPPLEMENT")). IF THE AGGREGATE AMOUNTS RECEIVED, REALISED OR OTHERWISE RECOVERED BY OR FOR THE ACCOUNT OF THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE MTN SUPPLEMENT) ARE NOT

SUFFICIENT FOR THE ISSUING ENTITY TO MEET ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER DOCUMENTS, NO OTHER ASSETS OF THE ISSUING ENTITY WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.

THIS NOTE CANNOT BE TRANSFERRED TO A PERSON RESIDENT FOR JERSEY INCOME TAX PURPOSES IN JERSEY OTHER THAN A FINANCIAL INSTITUTION ACTING IN THE ORDINARY COURSE OF ITS BUSINESS.

                   GRACECHURCH CARD PROGRAMME FUNDING LIMITED
(incorporated with limited liability under the laws of Jersey, Channel Islands)

                               [currency][amount]
            Class D Asset Backed [Floating/Fixed] Rate Notes due [o]

                   SEC REGISTERED INDIVIDUAL NOTE CERTIFICATE

This Individual Note Certificate is issued in respect of the above captioned Notes (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY"). The Notes are constituted by, are subject to, and have the benefit of the Note Trust Deed and are the subject of the Paying Agency and Agent Bank Agreement and the other Documents.

Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

In this Individual Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

This is to certify that:

......................................................

of ..................................................

......................................................

is the person registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "HOLDER") of:

[currency][amount] ............................................................

(............................................... [CURRENCY AND AMOUNT IN WORDS])

in aggregate principal amount of the Notes.

The Issuing Entity, for value received, promises to pay such principal sum to the Holder on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

The statements set out in the legend above are an integral part of this Individual Note Certificate and, by acceptance hereof, each Holder of this Individual Note Certificate agrees to be subject to and bound by such legends.

This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

This Individual Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the Registrar.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuing Entity.


Gracechurch Card Programme Funding Limited


By:     ...................................

        [manual or facsimile signature]

        (duly authorised)




ISSUED as of [o]




AUTHENTICATED for and on behalf of

The Bank of New York as Registrar

without recourse, warranty or liability



By:     ........................................

        [manual signature]

        (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED ............., being the registered holder of this Individual
Note Certificate, hereby transfers to .........................................
..............................................................................of
................................................................................
................................................................................
......................................................................[currency]
...................................... in principal amount of the [currency]
[amount] Class D Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.


Dated:.........................................



By:............................................

   (duly authorised)

Notes

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(d) Any transfer of Notes shall be in an amount equal to [currency][amount] or any integral multiple of [currency][amount] in excess thereof.

[Attached to each Individual Note Certificate:]


                              TERMS AND CONDITIONS

[As set out in Schedule 1 (Terms and Conditions of the Notes) to the Note Trust Deed]


[At the foot of the Terms and Conditions:]


                        REGISTRAR [AND U.S. PAYING AGENT]

                              THE BANK OF NEW YORK
                                 One Wall Street
                            New York, New York 10286
                            United States of America


                             PRINCIPAL PAYING AGENT

                       THE BANK OF NEW YORK, LONDON BRANCH
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                  SCHEDULE 10

                    FORM OF RULE 144A GLOBAL NOTE CERTIFICATE

Registered Number: .............. CUSIP: .............. ISIN: .................

THE NOTES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR ANY SECURITIES LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE NOTES REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF THE ISSUING ENTITY THAT THE NOTES REPRESENTED HEREBY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) TO THE ISSUING ENTITY, OR ITS AFFILIATES.

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW, IS NOT AND WILL NOT BE IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

[UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE

CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V. ("EUROCLEAR") AND CLEARSTREAM BANKING, SOCIETE ANONYME ("CLEARSTREAM") TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS ITS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR AND CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR AND CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.]**

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE NOTE TRUST DEED, DATED [O] 2008, BETWEEN THE ISSUING ENTITY AND THE BANK OF NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE BANK OF NEW YORK, LONDON BRANCH AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF THE NOTE TRUST DEED OR ANY OTHER DOCUMENT, ALL PAYMENTS OF PRINCIPAL, INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUING ENTITY IN RESPECT OF THE NOTES OR UNDER ANY OTHER DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS RECOVERED BY OR ON BEHALF OF, THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE SERIES [O] MTN SUPPLEMENT DATED [O] TO THE SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT DATED 23 NOVEMBER 1999 BETWEEN BARCLAYCARD FUNDING PLC, GRACECHURCH RECEIVABLES TRUSTEE LIMITED, THE BANK OF NEW YORK, LONDON BRANCH AND BARCLAYS BANK PLC (THE "MTN SUPPLEMENT")). IF THE AGGREGATE AMOUNTS RECEIVED, REALISED OR OTHERWISE RECOVERED

--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

BY OR FOR THE ACCOUNT OF THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE MTN SUPPLEMENT) ARE NOT SUFFICIENT FOR THE ISSUING ENTITY TO MEET ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER DOCUMENTS, NO OTHER ASSETS OF THE ISSUING ENTITY WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.

THIS NOTE CANNOT BE TRANSFERRED TO A PERSON RESIDENT FOR JERSEY INCOME TAX PURPOSES IN JERSEY OTHER THAN A FINANCIAL INSTITUTION ACTING IN THE ORDINARY COURSE OF ITS BUSINESS.

                   GRACECHURCH CARD PROGRAMME FUNDING LIMITED
 (incorporated with limited liability under the laws of Jersey, Channel Islands)

                               [currency][amount]
        Class [A/B/C/D] Asset Backed [Floating/Fixed] Rate Notes due [o]

                       RULE 144A GLOBAL NOTE CERTIFICATE

1.      INTRODUCTION

        This Rule 144A Global Note Certificate is issued in respect of the [currency][amount] Class [A/B/C/D] Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY"). The Notes are constituted by, are subject to, and have the benefit of, a note trust deed dated [o] (as amended or supplemented from time to time, the "NOTE TRUST DEED") between the Issuing Entity and The Bank of New York, London Branch as note trustee (the "NOTE TRUSTEE", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a paying agency and agent bank agreement dated [o] (as amended or supplemented from time to time, the "PAYING AGENCY AND AGENT BANK AGREEMENT") and made between, among others, the Issuing Entity, The Bank of New York as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), The Bank of New York, London Branch as principal paying agent (the "PRINCIPAL PAYING AGENT"), the other paying agents named therein and the Note Trustee.

2.      REFERENCES TO CONDITIONS

        Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

3.      REGISTERED HOLDER

        This is to certify that:

                   [Cede & Co.]* [Nominee]** (the "NOMINEE")

--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of the Notes represented from time to time by this Rule 144A Global Note Certificate.

4.      PROMISE TO PAY

        The Issuing Entity, for value received, hereby promises to pay to the Holder such principal sum as is noted in the Register as being the principal amount of this Rule 144A Global Note Certificate for the time being on [o] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

5.      TRANSFERS IN WHOLE

        Transfers of this Rule 144A Global Note Certificate shall be limited to transfers in whole, but not in part.

6.      EXCHANGE FOR RULE 144A INDIVIDUAL NOTE CERTIFICATES

        This Rule 144A Global Note Certificate will be exchanged in whole (but not in part) for duly authenticated and completed individual note certificates ("RULE 144A INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in Schedule 11 (Form of Rule 144A Individual Note Certificate) to the Note Trust Deed if: [(i) DTC notifies the Note Trustee or the Principal Paying Agent that it is unwilling or unable to continue as depositary for this Rule 144A Global Note Certificate or DTC ceases to be a "clearing agency" registered under the United States Securities and Exchange Act of 1934, as amended, and a successor depositary or clearing system is not appointed by the Note Trustee or the Principal Paying Agent within 90 days of receiving such notice; or (ii) the Notes become immediately due and payable by reason of an Event of Default.]* [(i) Euroclear or Clearstream is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (ii) the Notes become immediately due and payable by reason of an Event of Default.]**

        Such exchange shall be effected in accordance with paragraph 7 (Delivery of Rule 144A Individual Note Certificates). The Issuing Entity shall notify the Holder of the occurrence of any of the events specified in
        (i) or (ii) as soon as practicable thereafter.

7.      DELIVERY OF RULE 144A INDIVIDUAL NOTE CERTIFICATES

        Whenever this Rule 144A Global Note Certificate is to be exchanged for Rule 144A Individual Note Certificates, such Rule 144A Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Rule 144A Global Note Certificate against the surrender of this Rule 144A Global Note Certificate at the


--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

        Specified Office (as defined in the Conditions) of the Registrar within five business days of:

        (a) the delivery to the Registrar, by or on behalf of the Holder, DTC, Euroclear Bank S.A./N.V. ("EUROCLEAR") and/or Clearstream Banking, societe anonyme, Luxembourg ("CLEARSTREAM, LUXEMBOURG"), as applicable, of such information as is required to complete and deliver such Rule 144A Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Rule 144A Individual Note Certificates are to be registered and the principal amount of each such person's holding); and

        (b) the delivery to the Registrar of a certificate given by or on behalf of the holder of each beneficial interest in this Rule 144A Global Note Certificate stating either (i) that such holder is not transferring its interest at the time of such exchange or (ii) that the transfer or exchange of such interest has been made in compliance with the transfer restrictions applicable to the Notes and that the person transferring such interest reasonably believes that the person acquiring such interest is a qualified institutional buyer (as defined in Rule 144A under the United States Securities Act of 1933 (the "SECURITIES ACT")) and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A.

        Such exchange shall be effected in accordance with the provisions of the Paying Agency and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office.

8. TRANSFER AND EXCHANGE FOR AN INTEREST IN THE REGULATION S GLOBAL NOTE CERTIFICATE

        If a holder of a beneficial interest in the Notes represented by this Rule 144A Global Note Certificate wishes at any time to transfer such beneficial interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the unrestricted global note certificate issued in relation to the Notes (the "REGULATION S GLOBAL NOTE CERTIFICATE"), such holder may transfer such beneficial interest in accordance with the rules and operating procedures of DTC, Euroclear and/or Clearstream, Luxembourg, as applicable, and the terms of this paragraph. Upon receipt by the Registrar of:

        (a) notification by DTC, Euroclear and/or Clearstream, Luxembourg, as applicable, or their respective custodians or depositaries, that the appropriate debit and credit entries have been made in the accounts of the relevant participants of DTC, Euroclear and/or Clearstream, Luxembourg, as the case may be; and

        (b) a certificate in the form of Schedule 2 (Form of Transfer Certificate) to the Paying Agency and Agent Bank Agreement given by the holder of such beneficial interest stating that the transfer or exchange of such interest has been made in compliance with the transfer restrictions applicable to the Notes and that (i) such transfer or exchange has been made pursuant to and in accordance with Regulation S ("REGULATION S") under the United States Securities Act of 1933 (the "SECURITIES ACT") or (ii) the Notes are being exchanged or transferred pursuant to an exemption from registration provided by Rule 144 under the Securities Act, the Issuing Entity shall procure that (1) the Registrar decreases the aggregate principal amount of this Rule 144A Global Note Certificate by the principal amount of Notes the subject of such transfer and increases the aggregate principal amount of the Regulation S Global Note Certificate by such principal amount and (2) appropriate entries are made in the records of the [custodian for The Depository Trust Company]* [Nominee]** so as to reflect such decrease and increase.

9.      CONDITIONS APPLY

        Save as otherwise provided herein, the Holder of this Rule 144A Global Note Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this Rule 144A Global Note Certificate, any reference in the Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Rule 144A Global Note Certificate.

10.     NOTICES

        Notwithstanding Condition 15 (Notices), so long as this Rule 144A Global Note Certificate is held on behalf of DTC, Euroclear or Clearstream, Luxembourg or any other clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Notes represented by this Rule 144A Global Note Certificate may be given by delivery of the relevant notice to DTC or Euroclear and Clearstream, Luxembourg or such Alternative Clearing System (as the case may be).

11.     LEGENDS

        The statements set out in the legends above are an integral part of this Rule 144A Global Note Certificate and, by acceptance hereof, each Holder of this Rule 144A Global Note Certificate agrees to be subject to and bound by such legends.

12.     DETERMINATION OF ENTITLEMENT

        This Rule 144A Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Rule 144A Global Note Certificate.

13.     AUTHENTICATION

        This Rule 144A Global Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Bank of New York as registrar.

--------------------------------------------------------------------------------
*  Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

14.     GOVERNING LAW

        This Rule 144A Global Note Certificate is governed by, and shall be construed in accordance with, English law.



AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuing Entity.



Gracechurch Card Programme Funding Limited



By:     ..............................

        [manual or facsimile signature]

        (duly authorised)



ISSUED as of [o]



AUTHENTICATED for and on behalf of

The Bank of New York as Registrar

without recourse, warranty or liability



By:     ...................................

        [manual signature]

        (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED  ..................................................., being the registered holder of this Rule 144A Global Note Certificate, hereby transfers to ..................................................................
............................................................................. of
................................................................................
................................................................................
......................................................................[currency]
......................................  in principal amount of the [currency amount] Class [A/B/C/D] Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:  .......................................



By:     .......................................

        (duly authorised)

Notes

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Rule 144A Global Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g., executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or be certified by a recognized bank, notary public or in such other manner as the Registrar may require.

[Attached to each Rule 144A Global Note Certificate:]

                              TERMS AND CONDITIONS

[As set out in Schedule 1 (Terms and Conditions of the Notes) to the Note Trust Deed]


[At the foot of the Terms and Conditions:]

                       REGISTRAR [AND U.S. PAYING AGENT]

                              THE BANK OF NEW YORK
                                One Wall Street
                            New York, New York 10286
                            United States of America


                             PRINCIPAL PAYING AGENT

                      THE BANK OF NEW YORK, LONDON BRANCH
                               One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                  SCHEDULE 11

                  FORM OF RULE 144A INDIVIDUAL NOTE CERTIFICATE

Registered Number: ............  CUSIP: ............. ISIN: ...................

THE NOTES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR ANY SECURITIES LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE NOTES REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF THE ISSUING ENTITY THAT THE NOTES REPRESENTED HEREBY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) TO THE ISSUING ENTITY, OR ITS AFFILIATES.

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW, IS NOT AND WILL NOT BE IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE NOTE TRUST DEED, DATED [O] 2008, BETWEEN THE ISSUING ENTITY AND THE BANK OF NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE

FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE BANK OF NEW YORK, LONDON BRANCH AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF THE NOTE TRUST DEED OR ANY OTHER DOCUMENT, ALL PAYMENTS OF PRINCIPAL, INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUING ENTITY IN RESPECT OF THE NOTES OR UNDER ANY OTHER DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS RECOVERED BY OR ON BEHALF OF, THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE SERIES [O] MTN SUPPLEMENT DATED [O] TO THE SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT DATED 23 NOVEMBER 1999 BETWEEN BARCLAYCARD FUNDING PLC, GRACECHURCH RECEIVABLES TRUSTEE LIMITED, THE BANK OF NEW YORK, LONDON BRANCH AND BARCLAYS BANK PLC (THE "MTN SUPPLEMENT")). IF THE AGGREGATE AMOUNTS RECEIVED, REALISED OR OTHERWISE RECOVERED BY OR FOR THE ACCOUNT OF THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE MTN SUPPLEMENT) ARE NOT SUFFICIENT FOR THE ISSUING ENTITY TO MEET ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER DOCUMENTS, NO OTHER ASSETS OF THE ISSUING ENTITY WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.

THIS NOTE CANNOT BE TRANSFERRED TO A PERSON RESIDENT FOR JERSEY INCOME TAX PURPOSES IN JERSEY OTHER THAN A FINANCIAL INSTITUTION ACTING IN THE ORDINARY COURSE OF ITS BUSINESS.

                   GRACECHURCH CARD PROGRAMME FUNDING LIMITED
 (incorporated with limited liability under the laws of Jersey, Channel Islands)

                               [currency][amount]
        Class [A/B/C/D] Asset Backed [Floating/Fixed] Rate Notes due [o]

                      RULE 144A INDIVIDUAL NOTE CERTIFICATE

This Rule 144A Individual Note Certificate is issued in respect of the [currency][amount] Class [A/B/C/D] Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY"). The Notes are constituted by, are subject to, and have the benefit of, a note trust deed dated [o] (as amended or supplemented from time to time, the "NOTE TRUST DEED") between the Issuing Entity and The Bank of New York, London Branch as note trustee (the "NOTE TRUSTEE", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a paying agency and agent bank agreement dated [o] (as amended or supplemented from time to time, the "PAYING AGENCY AND AGENT BANK AGREEMENT") and made between, among others, the Issuing Entity, The Bank of New York as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), The Bank of New York, London Branch as principal paying agent (the "PRINCIPAL PAYING AGENT"), the other paying agents named therein and the Note Trustee.

Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes endorsed hereon and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

This is to certify that:

......................................................

of ..................................................

......................................................

is the person registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "HOLDER") of:

[currency][amount] .............................................................

(............................................... [CURRENCY AND AMOUNT IN WORDS])

in aggregate principal amount of the Notes.

The Issuing Entity, for value received, hereby promises to pay such principal sum to the Holder on [o] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

The statements set out in the legend above are an integral part of this Rule 144A Individual Note Certificate and, by acceptance hereof, each Holder of this Rule 144A Individual Note Certificate agrees to be subject to and bound by such legends.

This Rule 144A Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Rule 144A Individual Note Certificate.

This Rule 144A Individual Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Bank of New York as registrar.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuing Entity.

Gracechurch Card Programme Funding Limited

By:...................................

   [manual or facsimile signature]

   (duly authorised)



ISSUED as of [o]



AUTHENTICATED for and on behalf of

The Bank of New York as Registrar

without recourse, warranty or liability



By:........................................

   [manual signature]

   (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED ...................., being the registered holder of this
Rule 144A Individual Note Certificate, hereby transfers to .................
......................................................................... of
.........................................................................
........................................................................
..................................................................... [currency]
..................in principal amount of the [currency][amount] Class [A/B/C/D]
Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

We, as transferor of the Notes represented by this Rule 144A Individual Note Certificate, hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in the prospectus supplement/final terms relating to the Notes dated [o] and in accordance with the terms of any legend on this Note Certificate and that we are transferring such Notes:

1. |_| to a person whom we reasonably believe is purchasing for its own account or accounts as to which it exercises sole investment discretion; such person and each such account is a qualified institutional buyer (as defined in Rule 144A under the United States Securities Act of 1933 (the "SECURITIES ACT")); the purchaser is aware that the sale to it is being made in reliance upon Rule 144A and such transaction meets the requirements of Rule 144A and is in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; or

2. |_|  to the Issuer or any of its affiliates; or

3. |_| in accordance with Regulation S under the Securities Act, and, accordingly, we hereby certify that:

        (a) the offer of the Notes was not made to a person in the United
            States;

        (b) |_| (i)    at the time the buy order was originated, the buyer was
                       outside the United States or we or any person acting on our behalf reasonably believed that the buyer was outside the United States; or

            |_| (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf know that the transaction was prearranged with a buyer in the United States;

        (c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

        (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

        (e) with regard to transfers occurring within the period prior to and including the fortieth day after the issue date of the Notes, the Notes to which this form of transfer relates shall be held through either Euroclear Bank S.A./N.V. or Clearstream Banking, societe anonyme, Luxembourg; or

4. |_| pursuant to an exemption from registration provided by Rule 144 under the Securities Act, if available.

If none of the foregoing boxes is ticked, the Registrar shall not be obliged to register the transfer of the Notes.

Dated:  .......................................



By:     .......................................

        (duly authorised)

Notes

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Rule 144A Individual Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or be certified by a recognized bank, notary public or in such other manner as the Registrar may require.

(d) Any transfer of Notes shall be in an amount equal to US$[o] (or its equivalent in another currency) or any integral multiple of US$[o] in excess thereof.

[Attached to each Rule 144A Individual Note Certificate:]

                              TERMS AND CONDITIONS

[As set out in Schedule 1 (Terms and Conditions of the Notes) to the Note Trust Deed]



[At the foot of the Terms and Conditions:]

                        REGISTRAR [AND U.S. PAYING AGENT]

                              THE BANK OF NEW YORK
                                 One Wall Street
                            New York, New York 10286
                            United States of America

                             PRINCIPAL PAYING AGENT

                       THE BANK OF NEW YORK, LONDON BRANCH
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                  SCHEDULE 12

                  FORM OF REGULATION S GLOBAL NOTE CERTIFICATE

Registered Number: ...............           ISIN: ............................

THIS REGULATION S GLOBAL NOTE CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW, IS NOT AND WILL NOT BE IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

[UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

--------------------------------------------------------------------------------
* Include on DTC Global Note Certificates only.

[UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V. ("EUROCLEAR") AND CLEARSTREAM BANKING, SOCIETE ANONYME ("CLEARSTREAM") TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS ITS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR AND CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR AND CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.]**

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE NOTE TRUST DEED, DATED [O] 2008, BETWEEN THE ISSUING ENTITY AND THE BANK OF NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE BANK OF NEW YORK, LONDON BRANCH AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF THE NOTE TRUST DEED OR ANY OTHER DOCUMENT, ALL PAYMENTS OF PRINCIPAL, INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUING ENTITY IN RESPECT OF THE NOTES OR UNDER ANY OTHER DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS RECOVERED BY OR ON BEHALF OF, THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE SERIES [O] MTN SUPPLEMENT DATED [O] TO THE SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT DATED 23 NOVEMBER 1999 BETWEEN BARCLAYCARD FUNDING PLC, GRACECHURCH RECEIVABLES TRUSTEE LIMITED, THE BANK OF NEW YORK, LONDON BRANCH AND BARCLAYS BANK PLC (THE "MTN SUPPLEMENT")). IF THE AGGREGATE AMOUNTS RECEIVED, REALISED OR OTHERWISE RECOVERED BY OR FOR THE ACCOUNT OF THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE MTN SUPPLEMENT) ARE NOT SUFFICIENT FOR THE ISSUING ENTITY TO MEET ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER DOCUMENTS, NO OTHER ASSETS OF THE ISSUING ENTITY WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.

THIS NOTE CANNOT BE TRANSFERRED TO A PERSON RESIDENT FOR JERSEY INCOME TAX PURPOSES IN JERSEY OTHER THAN A FINANCIAL INSTITUTION ACTING IN THE ORDINARY COURSE OF ITS BUSINESS.

--------------------------------------------------------------------------------
** Include on European Global Note Certificates only.

                   GRACECHURCH CARD PROGRAMME FUNDING LIMITED
(incorporated with limited liability under the laws of Jersey, Channel Islands)

                               [currency][amount]
        Class [A/B/C/D] Asset Backed [Floating/Fixed] Rate Notes due [o]

                      REGULATION S GLOBAL NOTE CERTIFICATE

1.      INTRODUCTION

        This Regulation S Global Note Certificate is issued in respect of the [currency][amount] Class [A/B/C/D] Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY"). The Notes are constituted by, are subject to, and have the benefit of, a note trust deed dated [o] (as amended or supplemented from time to time, the "NOTE TRUST DEED") between the Issuing Entity and The Bank of New York, London Branch as note trustee (the "NOTE TRUSTEE", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a paying agency and agent bank agreement dated [o] (as amended or supplemented from time to time, the "PAYING AGENCY AND AGENT BANK AGREEMENT") and made between, among others, the Issuing Entity, The Bank of New York as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), The Bank of New York, London Branch as principal paying agent (the "PRINCIPAL PAYING AGENT"), the other paying agents named therein and the Note Trustee.

2.      REFERENCES TO CONDITIONS

        Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes attached hereto and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

3.      REGISTERED HOLDER

        This is to certify that:

                   [Cede & Co.]* [Nominee]** (the "NOMINEE")

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of the Notes represented from time to time by this Regulation S Global Note Certificate.

4.      PROMISE TO PAY

        The Issuing Entity, for value received, hereby promises to pay to the Holder such principal sum as is noted in the Register as being the principal amount of this Regulation S Global Note Certificate for the time being on [o] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on

--------------------------------------------------------------------------------
* Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

        such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

5.      TRANSFERS IN WHOLE

        Transfers of this Regulation S Global Note Certificate shall be limited to transfers in whole, but not in part.

6.      EXCHANGE FOR REGULATION S INDIVIDUAL NOTE CERTIFICATES

        This Regulation S Global Note Certificate will be exchanged in whole (but not in part) for duly authenticated and completed individual note certificates ("REGULATION S INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in Schedule 13 (Form of Regulation S Individual Note Certificate) to the Note Trust Deed if: [(i) DTC notifies the Note Trustee or the Principal Paying Agent that it is unwilling or unable to continue as depositary for this Rule 144A Global Note Certificate or DTC ceases to be a "clearing agency" registered under the United States Securities and Exchange Act of 1934, as amended, and a successor depositary or clearing system is not appointed by the Note Trustee or the Principal Paying Agent within 90 days of receiving such notice; (ii) Euroclear or Clearstream is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so; or (iii) the Notes become immediately due and payable by reason of an Event of Default.]* [(i) Euroclear or Clearstream is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so; or (ii) the Notes become immediately due and payable by reason of an Event of Default.]**

        Such exchange shall be effected in accordance with paragraph 7 (Delivery of Regulation S Individual Note Certificates). The Issuing Entity shall notify the Holder of the occurrence of any of the events specified above as soon as practicable thereafter.

7.      DELIVERY OF UNRESTRICTED INDIVIDUAL NOTE CERTIFICATES

        Whenever this Regulation S Global Note Certificate is to be exchanged for Regulation S Individual Note Certificates, such Regulation S Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Regulation S Global Note Certificate against surrender of this Regulation S Global Note Certificate at the Specified Office (as defined in the Conditions) of the Registrar within five business days of the delivery to the Registrar, by or on behalf of the Holder, DTC, Euroclear and/or Clearstream, Luxembourg, as applicable, of such information as is required to complete and deliver such Regulation S Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Regulation S Individual Note Certificates are to be registered and the principal

--------------------------------------------------------------------------------
* Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

        amount of each such person's holding). Such exchange shall be effected in accordance with the provisions of the Paying Agency and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office.

8.      TRANSFER AND EXCHANGE FOR AN INTEREST IN THE RULE 144A GLOBAL NOTE
        CERTIFICATE

        If a holder of a beneficial interest in the Notes represented by this Regulation S Global Note Certificate wishes at any time to transfer such beneficial interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the restricted global note certificate issued in relation to the Notes (the "RULE 144A GLOBAL NOTE CERTIFICATE"), such holder may transfer such beneficial interest in accordance with the rules and operating procedures of DTC, Euroclear and/or Clearstream, Luxembourg, as applicable, and the terms of this paragraph. Upon receipt by the Registrar of:

        (a) notification by DTC, Euroclear and/or Clearstream, Luxembourg, as applicable, or their respective custodians or depositaries, that the appropriate debit and credit entries have been made in the accounts of the relevant participants of DTC, Euroclear and/or Clearstream, Luxembourg, as the case may be; and

        (b) a certificate in the form of Schedule 2 (Form of Transfer Certificate) to the Paying Agency and Agent Bank Agreement given by the holder of such beneficial interest requesting such transfer or exchange and, in the case of transfer or exchange on or prior to the fortieth day after the date of issue of this Regulation S Global Note Certificate, stating that the transfer or exchange of such interest has been made in compliance with the transfer restrictions applicable to the Notes and that the person transferring such interest in this Regulation S Global Note Certificate reasonably believes that the person acquiring such interest in the Rule 144A Global Note Certificate is a qualified institutional buyer (as defined in Rule 144A under the United States Securities Act of 1933) and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A, the Issuing Entity shall procure that (i) the Registrar decreases the aggregate principal amount of this Regulation S Global Note Certificate by the principal amount of Notes the subject of such transfer and increases the aggregate principal amount of the Rule 144A Global Note Certificate by such principal amount and (ii) appropriate entries are made in the records of the [custodian for The Depository Trust Company]* [Nominee]** so as to reflect such decrease and increase.

--------------------------------------------------------------------------------
* Include on DTC Global Note Certificates only.
** Include on European Global Note Certificates only.

9.      CONDITIONS APPLY

        Save as otherwise provided herein, the Holder of this Regulation S Global Note Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this Regulation S Global Note Certificate, any reference in the Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Regulation S Global Note Certificate.

10.     NOTICES

        Notwithstanding Condition 15 (Notices), so long as this Regulation S Global Note Certificate is held on behalf of DTC, Euroclear or Clearstream, Luxembourg or any other clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Notes represented by this Regulation S Global Note Certificate may be given by delivery of the relevant notice to DTC or Euroclear and Clearstream, Luxembourg or such Alternative Clearing System (as the case may be).

11.     LEGENDS

        The statements set out in the legends above are an integral part of this Regulation S Global Note Certificate and, by acceptance hereof, each Holder of this Regulation S Global Note Certificate agrees to be subject to and bound by such legends.

12.     DETERMINATION OF ENTITLEMENT

        This Regulation S Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Regulation S Global Note Certificate.

13.     AUTHENTICATION

        This Regulation S Global Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Bank of New York as registrar.

14.     GOVERNING LAW

        This Regulation S Global Note Certificate is governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuing Entity.

Gracechurch Card Programme Funding Limited

By:     ..............................

        [manual or facsimile signature]

        (duly authorised)



ISSUED as of [o]



AUTHENTICATED for and on behalf of

The Bank of New York as Registrar

without recourse, warranty or liability



By:     ...................................

        [manual signature]

        (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED  .........................,  being the registered  holder of this Regulation S Global Note Certificate, hereby transfers to ................
..............................................................................of
................................................................................
................................................................................
.......................................................................currency]
...............in principal  amount of the [currency][amount] Class [A/B/C/D]
Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:  .......................................



By:     .......................................

        (duly authorised)



Notes

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Regulation S Global Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g., executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or be certified by a recognized bank, notary public or in such other manner as the Registrar may require.

[Attached to each Regulation S Global Note Certificate:]

                              TERMS AND CONDITIONS

[As set out in Schedule 1 (Terms and Conditions of the Notes) to the Note Trust Deed]



[At the foot of the Terms and Conditions:]

                        REGISTRAR [AND U.S. PAYING AGENT]

                              THE BANK OF NEW YORK
                                 One Wall Street
                            New York, New York 10286
                            United States of America

                             PRINCIPAL PAYING AGENT

                       THE BANK OF NEW YORK, LONDON BRANCH
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                  SCHEDULE 13

                FORM OF REGULATION S INDIVIDUAL NOTE CERTIFICATE

Registered Number: ...............           ISIN: ............................

THIS REGULATION S INDIVIDUAL NOTE CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

EACH ORIGINAL PURCHASER AND EACH TRANSFEREE OF THIS NOTE OR OF AN INTEREST HEREIN IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT EITHER (A) THE HOLDER IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE WILL NOT BE, AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON OR ENTITY WHOSE ASSETS INCLUDE THE ASSETS OF ANY SUCH "EMPLOYEE BENEFIT PLAN" OR "PLAN" BY REASON OF 29 C.F.R. 2510.3-101 OR OTHERWISE, OR ANY OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR FOREIGN LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF ANY SUCH PERSON, OR (B) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THIS NOTE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF ANY SUCH OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO SIMILAR LAW, IS NOT AND WILL NOT BE IN VIOLATION OF ANY SUCH SUBSTANTIALLY SIMILAR LAW).

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE NOTE TRUST DEED, DATED [O] 2008, BETWEEN THE ISSUING ENTITY AND THE BANK OF NEW YORK (THE "NOTE TRUST DEED"). ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE BANK OF NEW YORK, LONDON BRANCH AS THE PRINCIPAL PAYING AGENT.

THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT NOTWITHSTANDING ANY OTHER PROVISION OF THE NOTE TRUST DEED OR ANY OTHER DOCUMENT, ALL PAYMENTS OF PRINCIPAL, INTEREST OR ANY OTHER AMOUNT TO BE MADE BY THE ISSUING ENTITY IN RESPECT OF THE NOTES OR UNDER ANY OTHER DOCUMENT WILL BE PAYABLE PURSUANT TO THE PRIORITY OF PAYMENTS AND ONLY FROM, AND TO THE EXTENT OF, THE SUMS PAID TO, OR NET PROCEEDS RECOVERED BY OR ON BEHALF OF, THE ISSUING ENTITY IN RESPECT OF THE

SECURED PROPERTY (AS DEFINED IN THE SERIES [O] MTN SUPPLEMENT DATED [O] TO THE SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT DATED 23 NOVEMBER 1999 BETWEEN BARCLAYCARD FUNDING PLC, GRACECHURCH RECEIVABLES TRUSTEE LIMITED, THE BANK OF NEW YORK, LONDON BRANCH AND BARCLAYS BANK PLC (THE "MTN SUPPLEMENT")). IF THE AGGREGATE AMOUNTS RECEIVED, REALISED OR OTHERWISE RECOVERED BY OR FOR THE ACCOUNT OF THE ISSUING ENTITY IN RESPECT OF THE SECURED PROPERTY (AS DEFINED IN THE MTN SUPPLEMENT) ARE NOT SUFFICIENT FOR THE ISSUING ENTITY TO MEET ITS OBLIGATIONS IN RESPECT OF THE NOTES AND OTHER DOCUMENTS, NO OTHER ASSETS OF THE ISSUING ENTITY WILL BE AVAILABLE TO MEET SUCH INSUFFICIENCY.

THIS NOTE CANNOT BE TRANSFERRED TO A PERSON RESIDENT FOR JERSEY INCOME TAX PURPOSES IN JERSEY OTHER THAN A FINANCIAL INSTITUTION ACTING IN THE ORDINARY COURSE OF ITS BUSINESS.

                   GRACECHURCH CARD PROGRAMME FUNDING LIMITED
(incorporated with limited liability under the laws of Jersey, Channel Islands)

                               [currency][amount]
        Class [A/B/C/D] Asset Backed [Floating/Fixed] Rate Notes due [o]

                    REGULATION S INDIVIDUAL NOTE CERTIFICATE

This Regulation S Individual Note Certificate is issued in respect of the [currency][amount] Class [A/B/C/D] Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY"). The Notes are constituted by, are subject to, and have the benefit of, a note trust deed dated [o] (as amended or supplemented from time to time, the "NOTE TRUST DEED") between the Issuing Entity and The Bank of New York, London Branch as note trustee (the "NOTE TRUSTEE", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a paying agency and agent bank agreement dated [o] (as amended or supplemented from time to time, the "PAYING AGENCY AND AGENT BANK AGREEMENT") and made between, among others, the Issuing Entity, The Bank of New York as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), The Bank of New York, London Branch as principal paying agent (the "PRINCIPAL PAYING AGENT"), the other paying agents named therein and the Note Trustee.

Any reference herein to the "CONDITIONS" is to the terms and conditions of the Notes endorsed hereon and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof.

This is to certify that:

......................................................

of ..................................................

......................................................

is the person registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "HOLDER") of:

[currency][amount] ............................................................

(.......................[CURRENCY AND AMOUNT IN WORDS])

in aggregate principal amount of the Notes.

The Issuing Entity, for value received, hereby promises to pay such principal sum to the Holder on [o] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

The statements set out in the legend above are an integral part of this Regulation S Individual Note Certificate and, by acceptance hereof, each Holder of this Regulation S Individual Note Certificate agrees to be subject to and bound by such legends.

This Regulation S Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Regulation S Individual Note Certificate.

This Regulation S Individual Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Bank of New York as registrar.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuing Entity.

Gracechurch Card Programme Funding Limited


By:...................................

   [manual or facsimile signature]

   (duly authorised)


ISSUED as of [o]

AUTHENTICATED for and on behalf of

The Bank of New York as Registrar

without recourse, warranty or liability



By:........................................

   [manual signature]

   (duly authorised)

                                FORM OF TRANSFER

FOR VALUE RECEIVED ......................, being the registered holder of this
Regulation S Individual Note Certificate, hereby transfers to..................
..............................................................................of
................................................................................
................................................................................
......................................................................[currency]
.................. in principal amount of the [currency][amount] Class [A/B/C/D]
Asset Backed [Floating/Fixed] Rate Notes due [o] (the "NOTES") of Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") and irrevocably requests and authorises The Bank of New York, in its capacity as registrar in relation to the Notes (or any successor to The Bank of New York, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.



Dated:.........................................



By:............................................

   (duly authorised)

Notes

(a) The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Regulation S Individual Note Certificate.

(b) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(c) The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or be certified by a recognized bank, notary public or in such other manner as the Registrar may require.

(d) Any transfer of Notes shall be in an amount equal to US$[o] (or its equivalent in another currency) or any integral multiple of US$[o] in excess thereof.

[Attached to each Regulation S Individual Note Certificate:]

                              TERMS AND CONDITIONS

[As set out in Schedule 1 (Terms and Conditions of the Notes) to the Note Trust Deed]



[At the foot of the Terms and Conditions:]

                        REGISTRAR [AND U.S. PAYING AGENT]

                              THE BANK OF NEW YORK
                                 One Wall Street
                            New York, New York 10286
                            United States of America

                             PRINCIPAL PAYING AGENT

                       THE BANK OF NEW YORK, LONDON BRANCH
                                One Canada Square
                                 London E14 5AL
                                 United Kingdom

                                  SCHEDULE 14

                 PROVISIONS RELATING TO MEETINGS OF NOTEHOLDERS

1.      ISSUE OF BLOCK VOTING INSTRUCTIONS AND FORMS OF PROXY

        The holder of a Note may require the Registrar to issue a Block Voting Instruction by arranging (to the satisfaction of the Registrar) for such Note to be blocked in an account with a Clearing System not later than 48 hours before the time fixed for the relevant Meeting. The holder of a Note may require the Registrar to issue a Block Voting Instruction by delivering to the Registrar written instructions not later than 48 hours before the time fixed for the relevant Meeting. Any holder of a Note may obtain an uncompleted and unexecuted Form of Proxy from the Registrar. A Block Voting Instruction and a Form of Proxy cannot be outstanding simultaneously in respect of the same Note.

2.      REFERENCES TO BLOCKING/RELEASE OF NOTES

        Where Notes are represented by a Global Note Certificate or are held in definitive form within a Clearing System, references to the blocking, or release, of Notes shall be construed in accordance with the usual practices (including blocking the relevant account) of such Clearing System.

3.      VALIDITY OF BLOCK VOTING INSTRUCTIONS AND FORMS OF PROXY

        Block Voting Instructions in relation to Notes and Forms of Proxy shall be valid only if deposited at the specified office of the Registrar or at some other place approved by the Note Trustee, at least 24 hours before the time fixed for the relevant Meeting or the Chairman decides otherwise before the Meeting proceeds to business. If the Note Trustee requires, a notarised copy of each Block Voting Instruction and satisfactory proof of the identity of each Proxy named therein shall be produced at the Meeting, but the Note Trustee shall not be obliged to investigate the validity of any Block Voting Instruction or the authority of any Proxy.

4.      RECORD DATE

        The Issuing Entity may fix a record date for the purposes of any Meeting or any resumption thereof following its adjournment for want of a quorum provided that such record date is not more than 10 days prior to the time fixed for such Meeting or (as the case may be) its resumption. The person in whose name a Note is registered in the Register on the record date at close of business in the city in which the Registrar has its Specified Office shall be deemed to be the holder of such Note for the purposes of such Meeting and notwithstanding any subsequent transfer of such Note or entries in the Register.

5.      CONVENING OF MEETING

        The Issuing Entity or the Note Trustee may convene a Meeting at any time, and the Note Trustee shall be obliged to do so subject to its being indemnified and/or secured to its satisfaction upon the request in writing of Noteholders holding not less than one tenth of the aggregate Principal Amount Outstanding of the Notes. Every Meeting shall be held on a date, and at a time and place, approved by the Note Trustee.

6.      NOTICE

        At least 21 days' notice (exclusive of the day on which the notice is given and of the day on which the relevant Meeting is to be held) specifying the date, time and place of the Meeting shall be given to the Noteholders and the Registrar with a copy to the Issuing Entity (where the Meeting is convened by the Note Trustee) or the Note Trustee (where the Meeting is convened by the Issuing Entity).

        The notice shall set out the full text of any resolutions to be proposed unless the Note Trustee agrees that the notice shall instead specify the nature of the resolutions without including the full text and shall state that Notes may be blocked in Clearing Systems for the purposes of appointing Proxies under Block Voting Instructions until 48 hours before the time fixed for the Meeting and a Noteholder may appoint a Proxy either under a Block Voting Instruction by delivering written instructions to the Registrar or by executing and delivering a Form of Proxy to the Specified Office of the Registrar, in either case until 48 hours before the time fixed for the Meeting.

7.      CHAIRMAN

        An individual (who may, but need not, be a Noteholder) nominated in writing by the Note Trustee may take the chair at any Meeting but, if no such nomination is made or if the individual nominated is not present within 15 minutes after the time fixed for the Meeting, those present shall elect one of themselves to take the chair failing which, the Issuing Entity may appoint a Chairman. The Chairman of an adjourned Meeting need not be the same person as was the Chairman of the original Meeting.

8.      QUORUM

        The quorum at any Meeting shall be at least two Voters representing or holding not less than the Relevant Fraction of the aggregate Principal Amount Outstanding of the outstanding Notes; PROVIDED, HOWEVER, THAT so long as at least the Relevant Fraction of the aggregate Principal Amount Outstanding of the outstanding Notes is represented by the Global Note Certificate or Global Note Certificates or a single Individual Note Certificate, a Voter appointed in relation thereto or being the holder of the Notes represented thereby shall be deemed to be two Voters for the purpose of forming a quorum.

9.      ADJOURNMENT FOR WANT OF QUORUM

        If within 15 minutes after the time fixed for any Meeting a quorum is not present, then:

        (a) in the case of a Meeting requested by Noteholders, it shall be dissolved; and

        (b) in the case of any other Meeting (unless the Issuing Entity and the Note Trustee otherwise agree), it shall be adjourned for such period (which shall be not less than 14 days and not more than 42 days) and to such place as the Chairman determines (with the approval of the Note Trustee) PROVIDED, HOWEVER, THAT the Meeting shall be dissolved if the Issuing Entity and the Note Trustee together so decide and no Meeting may be adjourned more than once for want of a quorum.

10.     ADJOURNED MEETING

        The Chairman may, with the consent of, and shall if directed by, any Meeting adjourn such Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully have been transacted at the Meeting from which the adjournment took place.

11.     NOTICE FOLLOWING ADJOURNMENT

        Paragraph 6 (Notice) shall apply to any Meeting which is to be resumed after adjournment for want of a quorum save that:

        (a) 10 days' notice (exclusive of the day on which the notice is given and of the day on which the Meeting is to be resumed) shall be sufficient; and

        (b) the notice shall specifically set out the quorum requirements which will apply when the Meeting resumes.

        It shall not be necessary to give notice of the resumption of a Meeting which has been adjourned for any other reason.

12.     PARTICIPATION

        The following may attend and speak at a Meeting:

        (a)     Voters;

        (b)     representatives of the Issuing Entity and the Note Trustee;

        (c)     the financial advisers of the Issuing Entity and the Note
                Trustee;

        (d) the legal counsel to the Issuing Entity and the Note Trustee and such advisers;

        (e)     any other person approved by the Meeting or the Note Trustee;
                and

        (f)     the Registrar.

13.     SHOW OF HANDS

        Every question submitted to a Meeting shall be decided in the first instance by a show of hands. Unless a poll is validly demanded before or at the time that the result is declared, the Chairman's declaration that on a show of hands a resolution has been passed, passed by a particular majority, rejected or rejected by a particular majority shall be conclusive, without proof of the number of votes cast for, or against, the resolution. Where there is only one Voter, this paragraph shall not apply and the resolution will immediately be decided by means of a poll.

14.     POLL

        A demand for a poll shall be valid if it is made by the Chairman, the Issuing Entity, the Note Trustee or one or more Voters representing or holding not less than one fiftieth of the aggregate Principal Amount Outstanding of the outstanding Notes. The poll may be taken immediately or after such adjournment as the Chairman directs, but any poll demanded on the election of the Chairman or on any question of adjournment shall be taken at the Meeting without adjournment. A valid demand for a poll shall not prevent the continuation of the relevant Meeting for any other business as the Chairman directs.

15.     VOTES

        Every Voter shall have:

        (a)     on a show of hands, one vote; and

        (b) on a poll, the number of votes obtained by dividing the aggregate principal amount of the outstanding Notes represented or held by him by the unit of currency in which the Notes are denominated.

        In the case of a voting tie the Chairman shall have a casting vote.

        Unless the terms of any Block Voting Instruction or Form of Proxy state otherwise, a Voter shall not be obliged to exercise all the votes to which he is entitled or to cast all the votes which he exercises in the same way.

        In the case of any Meeting of holders of more than one Series or Class or Sub-Class of Notes where not all such Series or Class or Sub-Class are in the same currency, the principal amount of such Notes shall for all purposes in this Schedule 14 (whether, among other things, in respect of the Meeting or any poll resulting therefrom), be the equivalent in U.S. dollars translated at the spot rate of a bank nominated by the Note Trustee for the sale of the relevant currency or currencies for U.S. dollars on the seventh dealing day prior to such Meeting, or in the case of a written request pursuant to paragraph 5 (Convening of Meeting), the date of such request. In such circumstances, on any poll each person present shall have one vote for each Unit of Notes (converted as above) that he holds.

        In this paragraph, a "UNIT" means the lowest denomination of the Notes as stated in the applicable Note Trust Deed Supplement or in the case of a meeting of Noteholders of more than one Series or Class or Sub-Class, shall be the lowest common denominator of the lowest denomination of the Notes.

16.     VALIDITY OF VOTES BY PROXIES

        Any vote by a Proxy in accordance with the relevant Block Voting Instruction or Form of Proxy shall be valid even if such Block Voting Instruction or Form of Proxy or any instruction pursuant to which it was given has been amended or revoked PROVIDED THAT neither the Issuing Entity, the Note Trustee nor the Chairman has been notified in writing of such amendment or revocation by the time which is 24 hours before the time fixed for the relevant Meeting.

        Unless revoked, any appointment of a Proxy under a Block Voting Instruction or Form of Proxy in relation to a Meeting shall remain in force in relation to any resumption of such Meeting following an adjournment PROVIDED, HOWEVER, THAT no such appointment of a Proxy in relation to a Meeting originally convened which has been adjourned for want of a quorum shall remain in force in relation to such Meeting when it is resumed. Any person appointed to vote at such a Meeting must be re-appointed under a Block Voting Instruction or Form of Proxy to vote at the Meeting when it is resumed.

17.     POWERS

        A Meeting shall have power (exercisable only by Extraordinary Resolution), without prejudice to any other powers conferred on it or any other person:

        (a)     to approve any Basic Terms Modification;

        (b) to approve any proposal by the Issuing Entity for any modification, abrogation, variation or compromise of any provisions of the Note Trust Deed or the Conditions or any arrangement in respect of the obligations of the Issuing Entity under or in respect of the Notes;

        (c) (other than as permitted under Clause 11 (Substitution) of the Note Trust Deed) to approve the substitution of any person for the Issuing Entity (or any previous substitute) as principal obligor under the Notes;

        (d) (other than as permitted under Clause 10.1 (Waiver) of the Note Trust Deed) to waive any breach or authorise any proposed breach by the Issuing Entity of its obligations under or in respect of the Note Trust Deed or the Notes or any act or omission which might otherwise constitute an Event of Default under the Notes;

        (e)     to remove any Note Trustee;

        (f)     to approve the appointment of a new Note Trustee;

        (g) to authorise the Note Trustee (subject to its being indemnified and/or secured to its satisfaction) to enforce the Security in accordance with Clause 12 (Enforcement) of the Note Trust Deed;

        (h) to authorise the Note Trustee (subject to its being indemnified and/or secured to its satisfaction) or any other person to execute all documents and do all things necessary to give effect to any Extraordinary Resolution;

        (i) to discharge or exonerate the Note Trustee from any liability in respect of any act or omission for which it may become responsible under the Security Documents or the Notes;

        (j) to give any other authorisation or approval which under the Security Documents or the Notes is required to be given by Extraordinary Resolution; and

        (k) to appoint any persons as a committee to represent the interests of the Noteholders and to confer upon such committee any powers which the Noteholders could themselves exercise by Extraordinary Resolution.

18.     EXTRAORDINARY RESOLUTION BINDS ALL NOTEHOLDERS

        An Extraordinary Resolution shall be binding, subject as provided in paragraph 22 (Several Series) and paragraph 23 (Several Classes or Sub-Classes) below, upon all Noteholders and each of the Noteholders shall be bound to give effect to it accordingly. Notice of the result of every vote on an Extraordinary Resolution shall be given to the Noteholders and the Registrar with a copy to the Issuing Entity, and the Note Trustee within 14 days of the conclusion of the Meeting.

19.     MINUTES

        Minutes of all resolutions and proceedings at each Meeting shall be made. The Chairman shall sign the minutes, which shall be prima facie evidence of the proceedings recorded therein. Unless and until the contrary is proved, every such Meeting in respect of the proceedings of which minutes have been summarised and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

20.     WRITTEN RESOLUTION

        A Written Resolution shall take effect as if it were an Extraordinary Resolution.

21.     FURTHER REGULATIONS

        Subject to all other provisions contained in the Note Trust Deed, the Note Trustee may without the consent of the Issuing Entity or the Noteholders prescribe such further regulations regarding the holding of Meetings of Noteholders and attendance and voting at them as the Note Trustee may in its sole discretion determine.

22.     SEVERAL SERIES

        The following provisions shall apply where outstanding Notes belong to more than one Series:

        (a) business which in the opinion of the Note Trustee affects the Notes of only one Series shall be transacted at a separate Meeting of the holders of the Notes of that Series;

        (b) business which in the opinion of the Note Trustee affects the Notes of more than one Series but does not give rise to an actual or potential conflict of interest between the holder of Notes or one such Series and the holders of Notes of any other such Series shall be transacted either at separate Meetings of the holders of the Notes of each such Series or at a single Meeting of the holders of the Notes of all such Series, as the Note Trustee shall in its absolute discretion determine;

        (c) business which in the opinion of the Note Trustee affects the Notes of more than one Series and gives rise to an actual or potential conflict of interest between the holders of Notes of one such Series and the holders of Notes of any other such Series shall be transacted at separate Meetings of the holders of the Notes of each such Series; and

        (d) the preceding paragraphs of this Schedule 14 shall be applied as if references to the Notes and Noteholders were to the Notes of the relevant Series and to the holders of such Notes.

        In this paragraph, "BUSINESS" includes (without limitation) the passing or rejection of any resolution.

23.     SEVERAL CLASSES OR SUB-CLASSES

        Without prejudice to paragraph 22 (Several Series), the following provisions shall apply where outstanding Notes belong to more than one Class or Sub-Class:

        (a) business which in the opinion of the Note Trustee affects the Notes of only one Class or Sub-Class shall be transacted at a separate Meeting of the holders of the Notes of that Class or Sub-Class;

        (b) business which in the opinion of the Note Trustee affects the Notes of more than one Class or Sub-Class but does not give rise to an actual or potential conflict of interest between the holder of Notes or one such Class or Sub-Class and the holders of Notes of any other such Class or Sub-Class shall be transacted either at separate Meetings of the holders of the Notes of each such Class or Sub-Class or at a single Meeting of the holders of the Notes of all such Classes or Sub-Classes, as the Note Trustee shall in its absolute discretion determine;

        (c) business which in the opinion of the Note Trustee affects the Notes of more than one Class or Sub-Class and gives rise to an actual or potential conflict of interest between the holders of Notes of one such Class or Sub-Class and the holders of Notes of any other such Class or Sub-Class shall be transacted at separate Meetings of the holders of the Notes of each such Class or Sub-Class; and

        (d) the preceding paragraphs of this Schedule 14 shall be applied as if references to the Notes and Noteholders were to the Notes of the relevant Class or Sub-Class and to the holders of such Notes.

        In this paragraph, "BUSINESS" includes (without limitation) the passing or rejection of any resolution.

EXECUTED by the parties as a deed

Issuing Entity
Executed as a deed by                     )
GRACECHURCH CARD FUNDING                  )
PROGRAMME LIMITED                         )
acting by a duly authorised signatory     )



Note Trustee
Executed as a deed                        )
for and on behalf of                      )
THE BANK OF NEW YORK                      )
by                                        )

                                                 ------------------------------
                                                 Authorised Signatory